UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.           )

________________________________________________

Filed by the Registrant	⌧
Filed by a Party other than the Registrant	◻

Check the appropriate box:

⌧	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
◻	Definitive Additional Materials
◻	Soliciting Material Pursuant to § 240.14a-12

Bicycle Therapeutics plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

⌧ ◻	No fee required. Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY – SUBJECT TO COMPLETION

Bicycle Therapeutics plc

Blocks A & B, Portway Building,

Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom

(Incorporated and Registered in England and Wales with Registered Company No. 11036004)

April , 2024

Dear Shareholder:

We are pleased to provide details of the 2024 Annual General Meeting (the “AGM”) of Bicycle Therapeutics plc to be held on Thursday, May 16, 2024, at 9:00 a.m. Eastern Daylight Time (2:00 p.m. London time), at the offices of Cooley LLP, located at 55 Hudson Yards, New York, NY 10001.

Details regarding the business to be conducted at AGM, and admission to the AGM, are described in the accompanying Notice of Annual Meeting of Shareholders and proxy statement.

Your vote is important. We hope you will vote as soon as possible. You may vote through any of the means described in the accompanying proxy statement or, if you are a holder of our American Depositary Shares, the ADS proxy card provided to you. Please carefully review the instructions on each of your voting options described in this proxy statement, the notice and, if applicable, the voting instructions.

Thank you for your ongoing support of and continued interest in Bicycle Therapeutics plc. We look forward to receiving your vote in respect of the business to be conducted at the AGM.

Yours sincerely,

Pierre Legault

Chairman

PRELIMINARY – SUBJECT TO COMPLETION

Bicycle Therapeutics plc
Blocks A & B, Portway Building
Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom
(Incorporated and Registered in England and Wales with Registered Company No. 11036004)

NOTICE OF 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 16, 2024

NOTICE is hereby given that the 2024 Annual General Meeting (the “AGM”) of Bicycle Therapeutics plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the “Company,” “we,” “us” and “our”), will be held on Thursday, May 16, 2024, at 9:00 a.m. Eastern Daylight Time (2:00 p.m. London time), at the offices of Cooley LLP, located at 55 Hudson Yards, New York, NY 10001, for transaction of the following business:

Ordinary Resolutions

1.	To re-elect as a director Kevin Lee, who retires in accordance with the Articles of Association.
2.	To re-elect as a director Jose-Carlos Gutierrez-Ramos, who retires in accordance with the Articles of Association.
3.	To approve, on advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
4.	To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2024.
5.	To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders.
6.	To authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2024.
7.	To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2023 (the “2023 U.K. Annual Report”).
8.	To approve our directors’ remuneration report for the year ended December 31, 2023 (the “directors’ remuneration report”), which is set forth as Annex A to the attached proxy statement.
9.	To authorize the Board of Directors, generally and unconditionally for the purpose of section 551 of the U.K. Companies Act 2006 (the “Companies Act”) to allot shares in the company or to grant rights to subscribe for or to convert any security into shares in the company (“Rights”) up to a maximum aggregate nominal amount of £1,000,000. This authority shall expire (unless previously renewed, varied or revoked) on May 15, 2029, but we may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired. The authority granted by this resolution shall replace all of our existing authorities to allot any shares and to grant Rights previously granted pursuant to section 551 of the Companies Act, but without prejudice to any allotment of shares or grant of Rights already made or agreed or offered to be made pursuant to such authorities.

Special resolutions

10.	Subject to the passing of Resolution 9, to empower the Board of Directors generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the general authority conferred on them by Resolution 9 as if section 561(1) of the Companies Act did not apply to that allotment. This power:
a.	shall be limited to the allotment of equity securities up to a maximum aggregate of £1,000,000;
b.	expires (unless previously renewed, varied or revoked) on May 15, 2029, but we may at any time before the expiration of this power make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if the power had not expired; and
c.	applies in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act as if in the first paragraph of this resolution the words “pursuant to the general authority conferred on them by Resolution 9” were omitted.

For the purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with section 560 of the Companies Act.

This resolution replaces all unexercised powers previously granted to the Board of Directors to allot equity securities as if section 561 of the Companies Act did not apply but shall be without prejudice to any allotment of equity securities already made or agreed or agreed to be made pursuant to such authorities.

11.	That with effect from the conclusion of the AGM, the draft articles of association, which are set forth as Annex B to the attached proxy statement, be adopted as the articles of association in substitution for, and to the exclusion of, our existing articles of association.

Please refer to the attached proxy statement for detailed information on each of the resolutions, which are set forth as proposals 1 through 11. We encourage you to read the proxy statement in its entirety before voting. Our Board of Directors has approved each proposal and recommends that shareholders entitled to vote at the AGM vote in favor of each of the proposals.

Proposals 1 through 9 will be proposed as ordinary resolutions and under English law, assuming that a quorum is present, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Proposals 10 and 11 will be proposed as special resolutions and under English law, assuming that a quorum is present, a special resolution is passed if it is approved by holders representing at least 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

Voting on all proposals at the AGM will be conducted by way of a poll, rather than a show of hands.

The result of the shareholder votes on the ordinary resolutions in proposals 3, 7 and 8 regarding advisory approval of the executive compensation of our named executive officers, receipt and adoption of the 2023 U.K. Annual Report and approval of the directors’ remuneration report for the year ended December 31, 2023 will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on these proposals.

Only those ordinary shareholders of record as of 1:00 p.m. Eastern Daylight Time (6:00 p.m. London time) on Tuesday, May 14, 2024 will be entitled to attend, speak and vote at the AGM. Ordinary shareholders attending the AGM will have the right to ask questions at the AGM in accordance with the Companies Act.

Your vote is important, regardless of the number of shares you own. To make sure your shares are represented at the AGM, please vote as soon as possible. Holders of ordinary shares entitled to attend and vote at the AGM are entitled to appoint a proxy (or, if they hold more than one ordinary share, proxies) to exercise all or any of their rights to attend, speak and vote at the AGM. Such proxy need not be one of our shareholders of record. Holders of our ordinary shares may vote by proxy either over the Internet or by returning a form of proxy in the envelope provided by no later than 9:00 a.m. Eastern Daylight Time (2:00 p.m. London time) on May 14, 2024. In addition, institutional investors may be able to appoint a proxy electronically via the Proxymity platform. You may revoke your proxy in the manner described in the accompanying proxy statement. Holders of our American Depositary Shares (“ADSs”) may vote by following the voting instructions in the attached proxy statement.

The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website (https://investors.bicycletherapeutics.com) as soon as reasonably practicable following the AGM. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

BY ORDER OF THE BOARD	REGISTERED OFFICE

Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom
Jim Sutcliffe Company Secretary April , 2024
REGISTERED DETAILS

Registered in England and Wales No 11036004

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 16, 2024

The Notice of 2024 Annual General Meeting, the proxy statement, the Annual Report on Form 10-K, the 2023 U.K. Annual Report and form of proxy (collectively, the “Proxy Materials”) are available in the Investor section of our website at https://investors.bicycletherapeutics.com. Information included on our website, other than the Proxy Materials, is not part of our proxy soliciting materials.

BICYCLE THERAPEUTICS PLC

Blocks A & B, Portway Building, Granta Park,

Great Abington, Cambridge, CB21 6GS, United Kingdom

(Incorporated and Registered in England and Wales with Registered Company No. 11036004)

PROXY STATEMENT

FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors (the “Board”) of Bicycle Therapeutics plc is soliciting your proxy to vote at our annual general meeting of shareholders (the “AGM”). As used in this proxy statement, references to “we,” “us,” “our” and the “Company” refer to Bicycle Therapeutics plc.

The Notice of 2024 Annual General Meeting, this proxy statement, the form of proxy, our U.K. statutory annual accounts and reports for the year ended December 31, 2023 (“2023 U.K. Annual Report”) and our annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report on Form 10-K,” and collectively with the Notice of 2024 Annual General Meeting, this proxy statement, the 2023 U.K. Annual Report and the form of proxy, “Proxy Materials”), will be made available to our ordinary shareholders of record for the first time on or about April 15, 2024.

While this proxy statement is made available to our ordinary shareholders of record, this document will also be sent to holders of American Depositary Shares (“ADSs”) for the first time on or about April 15, 2024 and contains information relevant to holders of ADSs. In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with copies of the Proxy Materials so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

When is the AGM?

The meeting will be held on Thursday, May 16, 2024, at 9:00 a.m. Eastern Daylight Time (2:00 p.m. London time), at the offices of Cooley LLP, located at 55 Hudson Yards, New York, NY 10001.

Why am I receiving these materials?

We have made available the Proxy Materials to you because you are an ordinary shareholder of record and our Board is soliciting your proxy to vote at the AGM, including at any adjournments or postponements thereof. Information on how to attend and vote in person at the AGM is discussed below. However, you do not need to attend the AGM to vote your shares.

You may vote by proxy over the internet or by mail, and your vote will be cast on your behalf at the AGM. In addition, if you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. To submit your proxy, simply follow the instructions in this proxy statement. All proxies, however submitted, must be lodged with our registrar, Computershare Investor Services PLC (“Computershare”), by no later than 9:00 a.m. Eastern Daylight Time (2:00 p.m. London time) on Tuesday, May 14, 2024.

Materials for ADS holders of record, including this proxy statement, the Annual Report on Form 10-K, the 2023 U.K. Annual Report and an ADS proxy card, will be mailed on or about April 15, 2024 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register at 5:00 p.m. Eastern Daylight Time on April 8, 2024 (the record date for ADS holders).

Who can vote at the AGM?

Ordinary shareholders of record

Only ordinary shareholders of record registered in the register of members at 1:00 p.m. Eastern Daylight Time (6:00 p.m. London time) on Tuesday, May 14, 2024 will be entitled to vote at the AGM. As of March 29, 2024 (being the last practicable date before the circulation of this proxy statement), there were 37,926,715 ordinary shares issued and outstanding and entitled to vote. As an ordinary shareholder of record, you may vote at the AGM or by proxy. We encourage you to vote by proxy over the internet or by mail or, if applicable, via the Proxymity platform, as instructed below to ensure your vote is counted.

If, on or prior to May 14, 2024, you sell or transfer our ordinary shares that you currently hold, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Jim Sutcliffe, Company Secretary, to request a new form of proxy for their use.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

If, on April 8, 2024, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, the Proxy Materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the AGM. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

Holders of non-voting ordinary shares

Holders of non-voting ordinary shares are not entitled to receive notice of, or to attend or vote at, the AGM in relation to the non-voting ordinary shares held by them. As of March 29, 2024, there were 4,705,882 non-voting ordinary shares outstanding. If, on or prior to 1:00 p.m. Eastern Daylight Time (6:00 p.m. London time) on Tuesday, May 14, 2024, your non-voting ordinary shares are re-designated into ordinary shares and you become an ordinary shareholder or beneficial owner of the ordinary shares, you will be entitled to attend and vote at the AGM in respect of such ordinary shares. Please see above for details.

Holders of ADSs

If you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register at 5:00 p.m. Eastern Daylight Time on April 8, 2024 (the record date for ADS holders), you are entitled to exercise your vote as a holder of an interest in our capital represented by ADSs. If you hold ADSs through a brokerage firm, bank or nominee on April 8, 2024, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by the depositary, Citibank, N.A., no later than 10:00 a.m. Eastern Daylight Time on Friday, May 10, 2024. Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

What are the differences between ADS holders and ordinary shareholders?

Citibank, N.A., as depositary, executes and delivers ADSs on our behalf. We are requesting the depositary, which holds the ordinary shares underlying the ADSs, to seek ADS holders’ instructions as to voting for the AGM. As a result, ADS holders may instruct the depositary to vote the ordinary shares underlying their ADSs.

Because we have asked the depositary to seek the instructions of ADS holders, the depositary will notify ADS holders of the upcoming vote and arrange to deliver the Proxy Materials to them. The depositary then tries, as far as practicable, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot guarantee that ADS holders will receive this proxy statement and the other proxy materials from the depositary in time to permit them to instruct the depositary to vote their shares. In addition, there may be other circumstances in which ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by exchanging their ADSs for ordinary shares. However, ADS holders may not know about the meeting early enough to exchange their ADSs for ordinary shares.

ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares.

What is the difference between a shareholder of record and a beneficial owner?

These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members maintained by Computershare, our registrar, you are a shareholder of record and the Proxy Materials are being sent directly, or otherwise being made available, to you. If your ordinary shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held by your broker, bank or other nominee and the Proxy Materials are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your ordinary shares by following the instructions on the voting instructions provided to you by such broker, bank or other nominee.

What are the requirements to approve each of the proposals?

You may cast your vote for or against proposals 1 through 11 or abstain from voting your shares on one or more of these proposals.

Proposals 1 through 9 will be proposed as ordinary resolutions. Under English law, assuming that a quorum is present, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who are entitled to vote and vote on the resolution.

Proposals 10 and 11 will be proposed as special resolutions. Under English law, assuming that a quorum is present, a special resolution is passed if it is approved by holders representing at least 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The result of the shareholder votes on the ordinary resolutions in proposals 3, 7 and 8 regarding advisory approval of the executive compensation of our named executive officers, receipt and adoption of the 2023 U.K. Annual Report and approval of the directors’ remuneration report for the year ended December 31, 2023 will not require our Board or any committee thereof to take any action. Our Board values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on these proposals.

What are the voting recommendations of our Board regarding the election of directors and other proposals?

The following table summarizes the items that will be brought for a vote of our shareholders at the AGM, along with the Board’s voting recommendations.

Proposal	Description of Proposal	Board’s Recommendation
1	To re-elect Kevin Lee as a director.	FOR
2	To re-elect Jose-Carlos Gutierrez-Ramos as a director.	FOR
3	To approve, on advisory basis, the compensation of our named executive officers.	FOR
4

To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2024.

FOR
5

To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders.

FOR
6	To authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2024.	FOR
7	To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2023.	FOR
8	To approve our director’s remuneration report for the year ended December 31, 2023, which is set forth in Annex A to this proxy statement.	FOR
9	To authorize the Board of Directors to allot shares or to grant rights to subscribe for or convert any security into shares up to a maximum aggregate nominal amount of £1,000,000.	FOR
10

To empower the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of £1,000,000 pursuant to the authorization in Resolution 9 as if U.K. statutory pre-emption rights did not apply.

FOR
11	To adopt new articles of association, which are set forth in Annex B to this proxy statement.	FOR

What constitutes a quorum?

For the purposes of the AGM, a quorum will be present if two members entitled to vote are present in person or by proxy or, in the case of a member which is a corporation, represented by a duly authorized officer, at the AGM. If there is no quorum, the AGM will stand adjourned to another day (not being less than 10 clear days after the date of the original meeting), and at such time and place or places, with such means of attendance and participation as the Chairman (or, in default, the Board) may determine. If at such adjourned meeting, a quorum is not present within 15 minutes from the time appointed for the holding of the meeting, one person entitled to vote on the business to be transacted, being a member or a proxy or a duly authorized representative of a corporation which is a member, shall be a quorum and any notice of an adjourned meeting shall state this.

How do I vote my shares?

You may vote “For” or “Against” or abstain from voting on the applicable proposal. The procedures for voting are as follows:

Ordinary shareholders of record

If you are an ordinary “shareholder of record,” you may vote at the AGM or by proxy. We encourage you to vote by proxy over the Internet or by mail or, if applicable, via the Proxymity platform, as instructed below to ensure your vote is counted. You may still attend the AGM and vote in person during the AGM even if you have already voted by proxy.

You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different ordinary share(s)). To appoint more than one proxy, you should contact our registrar, Computershare. Such proxy need not be a shareholder of record but must attend the AGM to represent you for your vote to be counted. We encourage all shareholders to appoint the Chairman of the AGM as their proxy.

You may vote using one of the following methods:

●	To vote on the internet, go to www.investorcentre.co.uk/eproxy to appoint a proxy electronically (see instructions on form of proxy).
●	To vote by mail, simply complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided.
●	If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform, a process to which we have agreed and which has been approved by Computershare, our registrar. For further information regarding Proxymity, please go to www.proxymity.io. Before you can appoint a proxy via this process, you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy via the Proxymity platform.
●	To vote in person, come to the AGM and we will give you a poll card when you arrive.

All proxies (however submitted) must be lodged with Computershare, our registrar, by no later than 9:00 a.m. Eastern Daylight Time (2:00 p.m. London time) on May 14, 2024.

If you properly give instructions as to your proxy appointment by executing and returning a form of proxy, or by submitting your proxy online, and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

Holders of non-voting ordinary shares

Holders of non-voting ordinary shares are not entitled to receive notice of, or to attend or vote at, the AGM in relation to the non-voting ordinary shares held by them.

Holders of ADSs

If you are a holder of ADSs, you should follow the directions on the ADS proxy card you received.

Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Daylight Time on Friday, May 10, 2024. Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

Holders of ADSs are not entitled to attend and vote at the AGM in person.

How will my ordinary shares or ADSs be voted if I do not specify how they should be voted?

If you sign and send your form of proxy but do not indicate how you want your ordinary shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the AGM. As a reminder, we urge all shareholders to appoint the Chairman of the AGM as your proxy.

If a holder of ADSs does not submit an ADS proxy card to Citibank, N.A. by the deadline specified, the ADS holder shall be deemed to have instructed Citibank, N.A. to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by his or her ADSs (provided that no such discretionary proxy shall be given if we inform Citibank, N.A. that we do not want such proxy to be given, substantial opposition exists or the rights of ADS holders may be adversely affected). If the enclosed ADS proxy card is signed but is missing voting instructions, Citibank, N.A. will deem the ADS holder to have instructed it to vote in favor of the proposals. If the enclosed ADS proxy card is improperly completed, Citibank, N.A. will not vote the ADSs to which such ADS proxy card relates; in particular, if more than one voting box is marked for any proposal, the ADS holder shall be deemed to have directed Citibank, N.A. to abstain on the proposal concerned.

Can I change my vote or revoke a proxy?

An ordinary shareholder of record can revoke his, her or its proxy before 9:00 a.m. Eastern Daylight Time (2:00 p.m. London time) on May 14, 2024 (the deadline for submission of proxies) in one of the following ways:

●	entering a new vote over the Internet;
●	submitting another signed form of proxy bearing a later date;
●	if you are an institutional investor that has appointed a proxy electronically through Proxymity, by entering a new voting instruction via your voting platform;
●	notifying our Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before 9:00 a.m. Eastern Daylight Time (2:00 p.m. London time) on May 14, 2024 to be effective; or
●	an ordinary shareholder of record may change his or her vote by voting in person at the AGM.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares. See also “What if I plan to attend the AGM?”

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by Citibank, N.A. or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by Citibank, N.A. or the broker, bank or other nominee, as applicable, will be used to instruct Citibank, N.A. how to vote your ADSs.

Who counts the votes?

Computershare has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Computershare for tabulation or submit your proxy electronically over the Internet at www.investorcentre.co.uk/eproxy (see instructions on form of proxy).

If you hold your ordinary shares through a broker, your broker will return the form of proxy to Computershare or directly submit your proxy to Computershare online.

If you are a holder of record of ADSs, you can return your executed ADS proxy card to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to Computershare for tabulation.

How are votes counted?

Voting on all resolutions at the AGM will be conducted by way of a poll, rather than a show of hands. Votes will be counted by Computershare, who will separately count “For,” “Against” and abstentions.

What is an “abstention” and how would it affect the vote?

An abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for or against a particular resolution.

How many votes do I have?

On each matter to be voted upon, each ordinary shareholder of record present in person at the AGM or having submitted a proxy as set out in this proxy statement, or being a corporation present at the AGM by a duly authorized representative, has one vote for each ordinary share held as of 1:00 p.m. Eastern Daylight Time (6:00 p.m. London time) on May 14, 2024.

On each matter to be voted upon, each holder of ADSs has one vote for each ADS held as of April 8, 2024.

What about joint holders?

In the case of joint holders of record of an ordinary share, the vote of the senior who tenders the vote (whether in person or by proxy) will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in our relevant register of members of the company (as the case may be) in respect of the joint holding (with the first named being the most senior).

What if I plan to attend the AGM?

Attendance at the AGM will be limited to ordinary shareholders of record as of 1:00 p.m. Eastern Daylight Time (6:00 p.m. London time) on Tuesday, May 14, 2024. In order to obtain admittance to the AGM each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your ordinary shares are held through brokerage accounts or by a bank or other nominee, you may be able to attend at the discretion of the Chairman. Any corporation which is an ordinary shareholder of record may by resolution of its directors authorize one or more persons to act as its representative(s) at the AGM and the person(s) so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise these same powers on behalf of the corporation as the corporation could exercise if it were one of our individual shareholders.

Holders of ADSs are not entitled to attend and vote at the AGM in person in any event.

How do you solicit proxies?

We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse Citibank, N.A. for its expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one set of Proxy Materials?

If you hold ordinary shares in more than one account, you will receive Proxy Materials for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy received. Please be sure to vote all of your shares.

If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive the Proxy Materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the Proxy Materials from your broker, bank or other nominee.

Will there be any other business conducted at the AGM?

Subject to any shareholder proposals submitted in accordance with section 338 of the Companies Act (as summarized below), no matters other than proposals 1 through 11 may be presented at the AGM. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the AGM.

Under section 338 of the Companies Act, shareholders meeting the threshold requirement in that section may require us to give to our shareholders entitled to receive this notice of the AGM notice of a resolution which may properly be moved and is intended to be moved at the AGM unless (i) it would, if passed, be ineffective whether by reason of inconsistency with any enactment or our constitution or otherwise, (ii) it is defamatory of any person or (iii) it is frivolous or vexatious. Such a request may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given, must be authorized by the person or persons making it and must be received by us not later than the date six weeks before the AGM, or if later, the time at which notice is given of the AGM.

What is Computershare’s role?

Computershare is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Computershare at tel: +44 (0) 370 703 0031 or by writing to Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZZ, England.

Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A.—ADR Shareholder Services at +1-877- 248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email at citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, Rhode Island 02940-3077.

How can I find out the results of the voting at the AGM?

Voting results will be announced by the filing of a current report on Form 8-K within four business days after the AGM. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

Who do I contact regarding my ADS holdings?

If you are an ADS holder of record and have queries about how to deliver voting instructions, please contact Citibank, N.A.—ADR Shareholder Services by telephone at +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email at citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, Rhode Island 02940-3077. If you hold your ADSs through a custodian, broker or other agent, you should refer to the contact information provided by your agent.

What do I do if I have additional questions?

If you have any further questions about voting or attending the AGM, including directions, please contact Jim Sutcliffe, Company Secretary, by email at jim.sutcliffe@bicycletx.com.com or by telephone at +44 (0)1223 261515.

RE-ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight directors. Our Articles of Association divides our Board into three classes, Class I, Class II and Class III, each of which will consist, as nearly as possible, of one-third of the total number of directors constituting our entire board and which will serve staggered three-year terms. The classes are comprised as follows:

●	Class II directors: Kevin Lee and Jose-Carlos Gutierrez-Ramos, whose current terms will expire at the AGM;
●	Class III directors: Richard Kender, Pierre Legault and Stephen Sands, whose current terms will expire at the 2025 annual general meeting of shareholders; and
●	Class I directors: Janice Bourque, Veronica Jordan and Sir Gregory Winter, whose current terms will expire at the 2026 annual general meeting of shareholders.

Acting upon the recommendation of our Nominating and Corporate Governance Committee, our Board nominated Kevin Lee and Jose-Carlos Gutierrez-Ramos for re-election as Class II directors and no other nominees for directors have been presented. If elected, the nominees will hold office from the date of re-election until the 2027 annual general meeting of shareholders, and until his successor is elected and has been qualified, or until his earlier death, resignation or removal.

In connection with proposals 1 and 2, we set forth the biographical information for the nominees to our Board. For biographical information for the other directors, see the section of this proxy statement titled “Board of Directors and Corporate Governance.”

PROPOSAL 1—RE-ELECTION OF KEVIN LEE TO THE BOARD OF DIRECTORS

Dr. Kevin Lee, Ph.D., MBA, is currently a member of the Board and has been nominated for re-election as a director. If re-elected, he will hold office until the 2027 annual general meeting of the shareholders, when he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. If re-elected, Dr. Lee will continue to serve as a member of our Board. Dr. Lee has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Dr. Lee has served as our Chief Executive Officer and a member of our Board since September 2015. From April 2012 to September 2015, Dr. Lee serviced as Senior Vice President and Chief Scientific Officer of the Rare Disease Research Unit at Pfizer Inc. Prior to that, Dr. Lee worked at GlaxoSmithKline plc, where in addition to leading the formation of multiple strategic commercial and academic partnerships, he led epigenetics research and was responsible for the creation of the EpiNova Discovery Performance Unit. Before joining GlaxoSmithKline, Dr. Lee was a lecturer at Warwick University Medical School and founded Cambridge Biotechnology Ltd, which specialized in developing small molecule and peptide therapeutics for inflammation and metabolic diseases before its trade sale to Biovitrum in 2005 and Neurosolutions (now Oncosil Medical Ltd ASX). Dr. Lee received a BPharm from Nottingham University and a Ph.D. in pharmacology from Cambridge University. Dr. Lee has an MBA from Warwick Business School and currently serves as a non-executive director at Alchemab Ltd., a position he has held since June 2021, and as a non-executive director at Macomics Ltd, a position he has held since July 2023. Dr. Lee also served as a non-executive director of Nodthera from 2018 to 2023. We believe that Dr. Lee is qualified to serve on our Board based on his extensive leadership, executive, managerial, business and pharmaceutical and biotechnology company experience, along with his years of industry experience in the development and commercialization of pharmaceutical products.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to re-elect Dr. Lee to the Board of Directors as a Class II director.

Our Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION

OF KEVIN LEE TO THE BOARD OF DIRECTORS AS A CLASS II DIRECTOR

PROPOSAL 2—RE-ELECTION OF JOSE-CARLOS GUTIERREZ-RAMOS TO THE BOARD OF DIRECTORS

Dr. Jose-Carlos Gutierrez-Ramos, Ph.D., is currently a member of our Board and has been nominated for re-election as a director. If re-elected, he will hold office until the 2027 annual general meeting of the shareholders, when he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Dr. Gutierrez-Ramos has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Dr. Gutierrez-Ramos has served as a director since March 2021. Since January 2021, Dr. Gutierrez-Ramos has served as the Chief Science Officer at Danaher Corporation, a publicly traded science and technology company. Prior to that, Dr. Gutierrez-Ramos was the Global Head of Global Drug Discovery at AbbVie, Inc., a publicly traded biopharmaceutical company, from February 2020 to January 2021. From June 2018 to February 2020, he was the Chief Executive Officer and President of Repertoire Immune Medicine Inc., a biotechnology company. From 2015 to May 2018, he served as Chief Executive Officer and president of Synlogic, Inc., a biotechnology company. Earlier in his career, Dr. Gutierrez-Ramos held positions at Pfizer Inc., GlaxoSmithKline plc, and Millennium Pharmaceuticals, Inc. Dr. Gutierrez-Ramos also served on the board of directors of Momenta Pharmaceuticals (acquired by Johnson & Johnson) from March 2016 to October 2020. Dr. Gutierrez-Ramos received a B.S. from Universidad Complutense de Madrid and his Ph.D. in immunochemistry from the Universidad Autonoma de Madrid. We believe that Dr. Gutierrez-Ramos is qualified to serve on our Board based on his executive experience at pharmaceutical and biotechnology companies, as well as his prior experience with our company based on his service on our Scientific Advisory Board from 2017 to 2019.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to re-elect Dr. Gutierrez-Ramos to the Board of Directors as a Class II director.

Our Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION

OF JOSE-CARLOS GUTIERREZ-RAMOS TO THE BOARD OF DIRECTORS AS A CLASS II DIRECTOR

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2022 Annual General Meeting, the shareholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking the shareholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay advisory vote will take place at the annual general meeting of shareholders in 2025.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. We believe that our compensation policies and decisions are consistent with current market practices. Compensation of our named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Advisory (non-binding) approval of our executive compensation requires the approval of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter.

Our Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF

THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2024

PROPOSAL 5— RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

AS OUR U.K. STATUTORY AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION

OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROPOSAL 6—AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE U.K. STATUTORY AUDITORS’ REMUNERATION FOR THE YEAR ENDING DECEMBER 31, 2024

The Audit Committee is responsible for the selection, appointment and negotiation of the remuneration of our U.S. independent registered public accounting firm and our U.K. statutory auditors. The Audit Committee has approved the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC”) as our U.S. independent registered public accounting firm for our fiscal year ending December 31, 2024 and the re-appointment of PwC as our U.K. statutory auditors until the conclusion of our 2025 annual general meeting of shareholders. In proposals 4 and 5, we are asking our shareholders to ratify the selection of PwC as our U.S. independent registered public accounting firm and to re-appoint PwC as our U.K. statutory auditors.

Our organizational documents do not require that the shareholders ratify the selection of PwC as our U.S. independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PwC to the shareholders for ratification as a matter of good corporate practice. Even if the selection of PwC is ratified, the Audit Committee in its discretion may direct the appointment of a different U.S. independent registered public accounting firm at any time during the year if our Audit Committee determines to make such a change. In the event our shareholders fail to ratify the selection of PwC, our Audit Committee will consider whether to select other auditors for the year ending December 31, 2024.

In accordance with the Companies Act, our U.K. statutory auditors must be re-appointed at each meeting at which the annual report and accounts are presented to our shareholders. If this proposal is not approved by our shareholders at the AGM, our Audit Committee may appoint auditors to fill the vacancy.

PwC has served as our or our predecessor’s independent registered public accounting firm since 2010, which includes periods before we become subject to SEC reporting requirements. In addition, PwC has served as our or our predecessor’s U.K. statutory auditors since 2010.

In accordance with the Companies Act, the remuneration of our U.K. statutory auditors must be fixed in a general meeting of shareholders or in such manner as may be determined in a general meeting of shareholders. In proposal 6, we are asking our shareholders to authorize the Audit Committee to determine the remuneration of PwC as our U.K. statutory auditors for the year ending December 31, 2024.

Independent Registered Public Accounting Firm Fees

The table below sets forth a summary of the fees billed to us by PwC for professional services rendered for the years ended December 31, 2023 and 2022. All such audit and audit-related services were pre-approved by the Audit Committee.

	Fiscal Year Ended
	2023	2022
Audit Fees(1)	$1,694,000	$1,136,000
Audit‑related fees	—	—
Tax fees	—	—
All other fees	—	—
Total Fees	$1,694,000	$1,136,000

(1)	Audit fees include fees for the audit and quarterly reviews of our 2023 and 2022 consolidated financial statements, statutory audits, offering prospectuses, registration statement filings and issuance of consents.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit, review and attest services and permitted non-audit services rendered by PwC. The policy generally permits the Audit Committee to pre-approve, on an annual basis, specified services in the defined categories of audit services, audit-related services, tax services and other permitted non-audit services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the auditor or on an individual, explicit, case-by-case basis before the auditor is engaged to provide each service.

The Audit Committee has determined that the rendering of certain services other than audit services by PwC are compatible with maintaining the accounting firm’s independence.

The Audit Committee has delegated to its chair the authority, from time to time, to pre-approve non-audit services not prohibited by law to be performed by our independent auditors and associated fees, provided that the estimated fees for such permitted non-audit services do not exceed specified thresholds and provided that the chair shall report any decisions to pre-approve such non-audit services and fees to our full Audit Committee at its next regular meeting.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to ratify the appointment of PricewaterhouseCoopers LLP as our U.S. independent registered public accounting firm, to re-appoint PricewaterhouseCoopers LLP as our U.K. statutory auditors and to authorize our Audit Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE:

●	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024
●	RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR U.K. STATUTORY AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS
●	AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITORS’ REMUNERATION FOR THE YEAR ENDING DECEMBER 31, 2024

PROPOSAL 7—RESOLUTION TO RECEIVE AND ADOPT OUR 2023 U.K. ANNUAL REPORT

In accordance with the Companies Act, our Board is required to present our 2023 U.K. Annual Report, which includes the audited portion of the directors’ remuneration report, to the shareholders at the AGM. We will provide our shareholders with an opportunity to raise questions in relation to the 2023 U.K. Annual Report at the AGM. In accordance with best practice, we are proposing an ordinary resolution to receive and adopt the 2023 U.K. Annual Report.

The 2023 U.K. Annual Report may be found in the Investor section of our website at https://investors.bicycletherapeutics.com.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to receive and adopt the 2023 U.K. Annual Report.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION

TO RECEIVE AND ADOPT OUR 2023 U.K. ANNUAL REPORT

PROPOSAL 8—APPROVAL OF OUR DIRECTORS’ REMUNERATION REPORT

The Companies Act requires that our directors’ remuneration report, as set forth in Annex A to this proxy statement, be subject to an annual advisory vote. Accordingly, we are asking shareholders to approve, on an advisory basis, the directors’ remuneration report.

Our Board believes that appropriate remuneration of directors plays a vital part in helping to achieve our overall objectives. We encourage shareholders to read the directors’ remuneration report. Our Board and the Compensation Committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our U.K. statutory auditors, PwC, have audited those parts of the directors’ remuneration report that are required to be audited. Our Board has approved and signed the directors’ remuneration report in accordance with English law.

For the avoidance of doubt, the directors’ remuneration policy was approved by shareholders in a binding vote at the AGM on June 13, 2023 and took effect from the date of approval and will continue to apply for a maximum period of three years (or until a revised policy is approved by shareholders). The directors’ remuneration policy is unchanged this year, and as such is not subject to a shareholder vote.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to pass this resolution.

This vote is advisory and non-binding and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. Although non-binding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the AGM, and as required under English law, the directors’ remuneration report will be delivered to the U.K. Registrar of Companies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE

DIRECTORS’ REMUNERATION REPORT SET FORTH IN ANNEX A

BACKGROUND TO PROPOSALS 9 AND 10

Introduction

As a matter of English law, directors of an English public company must have specific authority from shareholders to allot shares in the company or to grant rights to subscribe for or to convert any security into shares in the company (other than pursuant to employee equity plans). In addition, when the directors of an English public company allot equity securities (being ordinary shares or rights to subscribe for, or to convert any securities into, ordinary shares) for cash, the company must first offer those equity securities on the same or more favorable terms to existing shareholders of the company on a pro rata basis (commonly referred to as the statutory pre-emption right) unless this statutory pre-emption right is disapplied, or opted-out of, by approval of the shareholders. In this proxy statement, we refer to the share allotment authority and pre-emption disapplication collectively as the “share issuance authorities.”

At the 2021 annual general meeting of shareholders held on June 28, 2021 (“2021 AGM”), our shareholders authorized our directors to allot shares or to grant rights to subscribe for or to convert any securities into shares in the Company up to a maximum aggregate nominal value of £250,000 (equal to 25 million shares with a nominal value of £0.01 each) and disapplied the statutory pre-emption right in respect of such allotments, in each case for a period of up to five years.

The share issuance authorities granted at the 2021 AGM have, since the 2021 AGM, kept us on an equal footing with our peer companies who are incorporated and listed in the United States. However, following the issuance of shares in our follow-on offerings in October 2021 and July 2023, under our at-the-market (“ATM”) program through 2023, and through grants of options and restricted share units to non-employees, the remaining unutilized portion of the share issuance authorities from the 2021 AGM is an aggregate nominal value of less than £80,000 and we are therefore seeking approval from our shareholders of a renewal of our share issuance authorities at this AGM.

Proposals 9 and 10, which we refer to as our Share Issuance Proposals, ask our shareholders to approve, for a period of up to five years, the allotment of shares and grant of rights to subscribe for, or convert any security into, shares in the Company of up to a maximum aggregate nominal value of £1,000,000 (equal to 100 million shares with a nominal value of £0.01 each) on a non-pre-emptive basis. We are and will continue to be subject to all of the shareholder approval and other requirements that arise from our ADSs being listed exclusively on the Nasdaq Global Select Market and our being considered a U.S. domestic reporting company under SEC rules, and our Board will also continue to focus on and satisfy its duties to our shareholders with respect to share issuances.

Many of our peer companies are listed and incorporated in the United States and are not subject to similar share issuance restrictions. We are asking you to approve our Share Issuance Proposals to allow us to continue to execute on our business and growth strategy in a timely manner.

Rationale for Seeking Renewal of Current Share Issuance Authorities

Ability to execute on our business and growth strategy without competitive disadvantage

The renewal of our share issuance authorities is fundamental to the way we intend to advance our business and increase shareholder value. Our strategy to maximize the value of our novel technology and pipeline requires us to devote significant financial resources to research and development activities, including preclinical studies and clinical trials, which to date have principally been funded through equity offerings and our ATM program. Not having the flexibility to undertake equity offerings when and in such manner as our Board considers in the best interests of shareholders could put us at a distinct disadvantage vis-à-vis many of our peer companies that are listed and incorporated in the United States and are not subject to similar share issuance restrictions.

Likewise, the requirement to first offer shares that we propose to issue for cash to all of our existing shareholders in time-consuming pro-rata rights offerings would considerably reduce the speed at which we could complete capital-raising activities undertaken in furtherance of our growth strategy, increase our costs and decrease the certainty of completion of any such transaction, all of which would put us at a distinct disadvantage vis-à-vis many of our peers.

We do not believe that limitations derived from U.K. market practice should apply to Bicycle

While not required by English law, it is market practice for companies whose shares are listed on the premium segment of the London Stock Exchange to seek authorities at their annual general meeting each year which comply with U.K. institutional investor guidelines applicable to such companies. Companies with shares listed on the standard segment of the London Stock Exchange or on the London Stock Exchange’s AIM market are encouraged to follow the guidelines. These guidelines require the authority to allot shares to be sought annually and to be limited to up to two-thirds of the existing issued share capital, with any amount in excess of one-third of existing issued shares to be used for a fully pre-emptive offering only. In addition, the issue of shares for cash on a non-pre-emptive basis is limited to (i) no more than 10% of the existing issued share capital in any one year, (ii) an additional up to 10% that can be used only in connection with an acquisition or specified capital investment and (iii) an additional 2% of issued share capital, plus an additional 2% to be used only in connection with an acquisition or specified capital investment, which may be used only for a follow-on offer to retail investors and existing shareholders after a placing of equity securities. These guidelines are set out in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group’s Statement of Principles, respectively.

While these limitations in size and duration on the share issuance authorities are part of the corporate governance framework applicable to companies whose share capital is listed on the London Stock Exchange (regardless of whether such companies are incorporated in the United Kingdom or elsewhere), our ordinary shares are not, and never have been, listed on the London Stock Exchange, and we are not subject to London Stock Exchange share listing rules or governed by the corporate governance standards applicable to companies whose share capital is listed on the London Stock Exchange.

As an English company, we are committed to complying with English law. We are legally required to seek shareholder approval to renew our share issuance authorities because we are incorporated in England and Wales. However, the U.S. capital markets are the sole capital markets for our ordinary shares and our securities are listed solely on the Nasdaq Global Select Market. As such, we believe that our shareholders expect us to, and we are committed to, follow customary U.S. capital markets practices, U.S. corporate governance standards, the rules and regulations of the SEC and the Nasdaq rules and listing standards. We also believe that applying the standards and market practices of a market where our securities are not listed is inappropriate and is simply not in the best interests of our company or our shareholders, especially in circumstances where we are committed to complying with the governance rules and practices of the actual capital market for our ordinary shares—the Nasdaq Global Select Market—which provides its own separate restrictions on share issuances for the protection of shareholders.

Further, we believe that these U.K. market limitations would leave us disadvantaged as compared with our U.S. incorporated and exchange-listed peers. Companies that are incorporated and listed in the United States are not generally required to—and do not—seek shareholder approval to renew their authority to allot and issue shares, and the dis-application of the statutory pre-emption right is not otherwise required for many companies with which we compete. In this regard, companies who are incorporated and publicly traded in the United States generally do not grant all existing shareholders pre-emptive rights on new issuances of shares.

To be clear, shareholder approval of our Share Issuance Proposals would not mean that we would have no limits on future share issuances. To the contrary, we are considered to be a U.S. domestic reporting company under SEC rules and are subject to the same governance and share issuance requirements as all other U.S.-incorporated companies listed on Nasdaq. For example, Nasdaq rules generally require shareholder approval prior to our issuing shares in connection with acquisitions, other than in public offerings for cash, when the number of shares to be issued is or will be equal to or in excess of 20% of the number of our ordinary shares outstanding before the issuance. With limited exceptions, we must also seek shareholder approval of our equity compensation plans, including material revisions of such plans.

We understand that certain proxy advisory firms apply their U.K. voting guidelines in formulating their voting recommendations on share issuance authorities proposals for U.S.-listed U.K. incorporated companies, meaning that they have applied or otherwise taken into account the market practice for companies whose share capital is listed on the London Stock Exchange in formulating their voting recommendations on share issuance authorities proposals for U.K. incorporated companies, even if their shares are not listed on the London Stock Exchange (or any other U.K. exchange). For all of the reasons stated above, we respectfully disagree with this approach.

We also understand that some U.K. incorporated companies that are listed solely on U.S. stock exchanges have followed the market practice for companies whose share capital is listed on the London Stock Exchange with respect to their own share issuance authorities proposals. However, those companies may have business and growth strategies that differ from ours or may have different approaches for creating shareholder value.

In summary, because the Share Issuance Proposals are fully compliant with English corporate law, consistent with U.S. capital markets practice and governance standards, and, if approved, will keep us on an equal footing with our peer companies who are incorporated and listed in the United States, we believe it is necessary to seek the broad authority to issue new shares on a non-pre-emptive basis as is contemplated by the Share Issuance Proposals.

Summary

The Share Issuance Proposals, if approved, will maintain the status quo and provide our Board continued flexibility to issue shares, subject to the shareholder approval and other requirements of Nasdaq and the SEC. The renewal of the share issuance authorities, as proposed:

●	will not exempt us from any Nasdaq corporate governance or other requirements, including those limiting the issuance of shares;

●	will keep us on an equal footing with our peer companies who are incorporated and listed in the United States, while also fully complying with English law; and

●	is fully consistent with U.S. capital markets practice and governance standards.

For the above reasons, our Board strongly recommends that you vote “FOR” each of the Share Issuance Proposals.

PROPOSAL 9—AUTHORIZATION OF ALLOTMENT OF SHARES

The directors of an English public limited company must have specific authority from shareholders to allot shares in the company or to grant rights to subscribe for or to convert any security into shares in the company.

At the 2021 AGM, our shareholders authorized our directors to allot shares or to grant rights to subscribe for or convert any security into shares in the Company up to a maximum aggregate nominal value of £250,000 (equal to 25 million shares with a nominal value of £0.01 each), for a period of up to five years. Following the issuance of shares in follow-on offerings, our ATM program and through the grant of options and restricted share units to non-employees, the remaining unutilized share issuance authorities will only allow us to allot shares or grant rights to subscribe for or to convert any security into shares in the Company of a maximum aggregate nominal value of less than £80,000 (equal to 8 million shares with a nominal value of £0.01 each).

We are asking for your approval to renew the directors’ authority to allot shares for an additional five-year period to expire in May 2029 in respect of shares with an aggregate nominal value of £1,000,000 (equal to 100 million shares with a nominal value of £0.01 each). Your approval of this Proposal 9 will provide our Board with continued flexibility to issue shares or grant rights to subscribe for or to convert any security into shares in the Company up to such maximum aggregate nominal value, subject to the shareholder approval and other requirements of Nasdaq and the SEC. The renewed authority would apply to the issuance of shares, grant of rights to subscribe for or to convert any security into shares in the Company, employee and director equity awards (save to the extent that they are granted under “employee share schemes” and therefore exempt from this requirement) and other securities convertible into or exercisable or exchangeable for our shares.

Renewal of this authority would not exempt us from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations, and our Board will continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances.

If shareholders do not approve this Proposal 9, the remaining unutilized authorization granted at the 2021 AGM will continue to apply until June 2026 or until such time as it has been fully utilized. However, given that the remaining unutilized portion of the share issuance authorities is now less than an aggregate nominal value of £80,000 (equal to 8 million shares with a nominal value of £0.01 each), our Board may be constrained in its ability to fund the development of our business through further equity offerings in the medium to longer term.

Please refer to background discussion of Proposals 9 and 10 beginning on page 17 of this proxy statement for additional information regarding this proposal.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to pass this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

AUTHORIZATION OF ALLOTMENT OF SHARES

PROPOSAL 10—DISAPPLICATION OF PRE-EMPTION RIGHTS

When the directors of an English public company allot equity securities (being ordinary shares or rights to subscribe for, or to convert any securities into, ordinary shares) for cash, the company must first offer those equity securities on the same or more favorable terms to existing shareholders of the company on a pro rata basis (commonly referred to as the statutory pre-emption right) unless this statutory pre-emption right is disapplied, or opted-out of, by approval of the shareholders.

At the 2021 AGM, our shareholders disapplied the statutory pre-emption right in respect of allotments of shares or grant of rights to subscribe for or to convert any security into shares in the Company by our directors of up to a maximum aggregate nominal value of £250,000 for a period of up to five years. Following the issuance of shares in follow-on offerings, under our ATM program and through the grant of options and restricted share units to non-employees, the remaining unutilized portion of this disapplication of pre-emption rights is an aggregate nominal value of less than £80,000 (equal to 8 million shares with a nominal value of £0.01 each).

We are asking for your approval to renew the pre-emption disapplication for an additional five-year period to expire in May 2029 in respect of shares with an aggregate nominal value of £1,000,000 (equal to 100 million shares with a nominal value of £0.01 each). Your approval of this Proposal 10 will provide our Board with continued flexibility to issue shares for cash or grant rights to subscribe for, or convert any security into, shares for cash on a non-pre-emptive basis up to such maximum aggregate nominal value.

Renewal of this authority would not exempt us from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations, and our Board will continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances.

If shareholders do not approve Proposal 9 or this Proposal 10, the remaining unutilized disapplication of pre-emption rights granted at the 2021 AGM will continue to apply until June 2026 or until it has been fully utilized. Shares issued for cash in excess of such number or after such time would have to first be offered to our existing shareholders pro rata to their existing shareholdings before those shares could be issued to any new shareholders. If Proposal 9 is approved by shareholders but this Proposal 10 is not, we would have no remaining disapplication of pre-emption rights as the disapplication of pre-emption rights granted at the 2021 AGM related to the allotment authority granted at the 2021 AGM which would have been replaced by the allotment authority granted in Proposal 9. This limitation on our ability to issue shares for cash could put us at a distinct disadvantage vis-à-vis many of our peers who are not subject to such requirements, and would increase our costs and otherwise might make it difficult for us to complete equity capital financings that our Board considers to be in the best interests of our shareholders. Please note that the requirement to offer shares to pre-existing shareholders does not apply where such shares are issued for non-cash consideration or pursuant to employee share schemes.

Please refer to background discussion of Proposals 9 and 10 beginning on page 17 of this proxy statement for additional information regarding this proposal.

Voting Required

The approval of this Proposal 10 is conditional on the approval of Proposal 9 because English law requires that a pre-emption disapplication be given in respect of a particular authorization (general or specific) to allot shares. Proposal 10 will therefore not be passed unless Proposal 9 is also approved, notwithstanding that shareholders may have voted to approve Proposal 10. As required under English law, Proposal 10 is a special resolution that requires the affirmative vote of at least 75% of the votes cast in person or by proxy at the AGM in order to be approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

DISAPPLICATION OF PRE-EMPTION RIGHTS

PROPOSAL 11—ADOPTION OF NEW ARTICLES OF ASSOCIATION

In July 2023, we issued 4,705,882 non-voting ordinary shares, nominal value £0.01 per share, to certain investors as part of an underwritten public offering. Following the offering, we have two classes of ordinary shares: voting ordinary shares and non-voting ordinary shares. The Board of Directors approved the terms of issue of the non-voting ordinary shares which sets out the rights of the holders of non-voting ordinary shares (the “Terms of Issue”).

Further, our current articles of association provide that (i) two shareholders present in person or by proxy and entitled to attend and vote on the business to be transacted shall constitute a quorum at general meetings and (ii) in the event of an adjourned general meeting or class meeting at least one shareholder, or shareholder of the relevant class, present in person or by proxy shall be a quorum. Nasdaq Listing Rule 5620(c), however, defines a quorum as no less than 33 1/3 percent of the outstanding shares of a company’s voting stock. We are therefore taking this opportunity to amend the definition of quorum in our current articles of association so that it conforms to Nasdaq Listing Rule 5620(c).

Our shareholders are therefore asked to approve the adoption of new articles of association in order to incorporate the terms of the non-voting ordinary shares as set out in the Terms of Issue into our articles of association and to amend the definition of quorum for purposes of shareholder actions at general meetings and meetings of holders of classes of shares to conform with Nasdaq Listing Rule 5620(c).

Therefore, it is proposed that Articles 2, 4, 10, 12.3, 52 and 53 of our current articles of association be amended in the new articles of association to incorporate the terms of the non-voting ordinary shares as set out in the Terms of Issue and to amend the definition of quorum (collectively, the “Proposed Amendments”):

2Interpretation

2.1In these Articles, the following words and expressions shall have the meanings set out below:

“Beneficial Ownership Limitation” means 9.99% of any class of securities of the Company registered under the Exchange Act, which percentage may be increased or decreased on a holder-by-holder basis by a holder of Non-Voting Ordinary Shares to such other percentage as such holder may designate in writing (with any increase to be effective upon at least sixty one days’ notice) to the Company, provided, however, that: (i) any such increase shall not exceed 19.9% of any class of securities of the Company registered under the Exchange Act; and (ii) any such increase or decrease shall only be applicable to such holder in relation to such securities. For the purpose of calculating the Beneficial Ownership Limitation, a holder may rely on the number of outstanding shares of the subject class as stated in the most recent of the following:

(a)	the Company’s most recent periodic or annual filing;
(b)	a more recent public announcement by the Company that is publicly filed; or
(c)	a more recent notice by the Company or the Company’s registrar to the holder setting forth the number of shares then outstanding.

Upon the written request of a holder (which may be by email with confirmation), the Company shall, within five business days thereof, confirm in writing to such holder (which may be via email) the number of shares then outstanding

“business day” means a day other than Saturday, Sunday or other day on which commercial banks in New York and/or London are authorised or required by law to remain closed

“Exchange Act” means U.S. Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder

“Non-Voting Ordinary Shares” means the Company’s non-voting ordinary shares with a nominal value of £0.01 each

“Non-Voting Ordinary Shares Re-Designation Notice” has the meaning given to it in Article 10.7

4Capital

The capital of the Company is divided into an unlimited number of ordinary shares of £0.01 each (“Ordinary Shares”) and an unlimited number of Non-Voting Ordinary Shares conferring on the holders the rights and being subject to the restrictions set out in Article 10.

10                                  Shareholder Rights

10.1       The Ordinary Shares shall rank pari passu as a single class. The Non-Voting Ordinary Shares shall rank pari passu as a single class and pari passu with the Ordinary Shares save as set out in Article 10.6 below.

10.2                        In the event of the liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to members shall be distributed amongst all holders of the Ordinary Shares and Non-Voting Ordinary Shares (if any) in proportion to the number of shares held irrespective of the amount paid or credited as paid on any share.

10.3	Any:
(a)

consolidation or merger of the Company with or into another entity or entities (whether or not the Company is the surviving entity) as a result of which the holders of the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to such sale or issue cease to own the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board;

(b)	sale or transfer by the Company of all or substantially all of its assets (determined either for the Company alone or together with its subsidiaries on a consolidated basis); or
(c)

sale, transfer or issuance or series of sales, transfers and/or issues of shares by the Company or the holders thereof, as a result of which the holders of the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to such sale or issue cease to own the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board, shall be deemed to be a liquidation, dissolution and winding up of the Company for purposes of Article 10.2 (unless the Board determine otherwise), and the holders of the Ordinary Shares and the Non-Voting Ordinary Shares (if any) shall be entitled to receive from the Company the amounts payable with respect to the Ordinary Shares and the Non-Voting Ordinary Shares (if any) on a liquidation, dissolution or winding up of the Company under Article 10.2 in cancellation of their Ordinary Shares or Non-Voting Ordinary Shares (if any) upon the completion of any such transaction.

10.4

At a general meeting of the Company and at any separate class meeting of the holders of Ordinary Shares, where a holder of Ordinary Shares is entitled to vote, such holder is entitled to one vote for each Ordinary Share held.

10.5       A holder of Ordinary Shares is entitled to receive notice of any general meeting of the Company (and notice of any separate class meeting of the holders of Ordinary Shares) and a copy of every report, accounts, circular or other document sent out by the Company to members. A holder of Non-Voting

Ordinary Shares is entitled to receive notice of any separate class meeting of the holders of Non-Voting Ordinary Shares and a copy of every report, accounts, circular or other document (not being a notice of a general meeting of the shareholders save in relation to a variation of class rights of the Non-Voting Ordinary Shares, or any accompanying proxy statement or circular in respect of such general meeting) sent out by the Company to members.

10.6

The Non-Voting Ordinary Shares shall have the same rights and restrictions as the Ordinary Shares and shall otherwise rank pari passu in all respects with the Ordinary Shares and a holder of Non-Voting Ordinary Shares shall be subject to the same obligations and liabilities as a holder of Ordinary Shares save as set out below:

(a)

a holder of Non-Voting Ordinary Shares shall, in relation to the Non-Voting Ordinary Shares held by him, have no right to receive notice of, or to attend or vote at, any general meeting of shareholders save in relation to a variation of class rights of the Non-Voting Ordinary Shares. At any such general meeting of the Company in relation to a variation of class rights of the Non-Voting Ordinary Shares and at any separate class meeting of the holders of Non-Voting Ordinary Shares, where a holder of Non-Voting Ordinary Shares is entitled to vote, such holder is entitled to one vote for each Non-Voting Ordinary Share held; and

(b)	the Non-Voting Ordinary Shares shall be re-designated as Ordinary Shares by the Company (acting by the Board, or a duly authorised committee or representative thereof):
(i)

upon delivery by a holder of Non-Voting Ordinary Shares to the Company of a Non-Voting Ordinary Share Re-Designation Notice and otherwise subject to the terms and conditions set out in Article 10.7 below; and/or

(ii)

automatically upon a transfer of a Non-Voting Ordinary Share by its holder to any person that is not an “affiliate” or “group” member with whom such holder is required to aggregate beneficial ownership for purposes of section 13(d) of the Exchange Act. For the avoidance of doubt, the automatic re-designation under this Article 10.6(b)(ii) shall only be in respect of the Non-Voting Ordinary Share(s) that is/are the subject of such transfer and not any other Non-Voting Ordinary Shares held by the holder.

10.7

A holder of Non-Voting Ordinary Shares may elect to have some or all of their Non-Voting Ordinary Shares re-designated as Ordinary Shares by providing a written notice (a “Non-Voting Ordinary Share Re-Designation Notice”) to the Company, specifying the number of Non-Voting Ordinary Shares he wishes to have re-designated as Ordinary Shares and including instructions as to whether the relevant Ordinary Shares are to be held in certificated or uncertificated form in accordance with Article 10.9(c) below and in the case of Ordinary Shares to be held in uncertificated form the details of the relevant account of the holder of Non-Voting Ordinary Shares’ broker into which they are to be credited in accordance with Article 10.9(c)(ii) below, and being accompanied by the relevant share certificate(s) (or indemnity in respect of such share certificate or other evidence as the Company may require) in respect of the relevant Non-Voting Ordinary Shares, save that a holder of Non-Voting Ordinary Shares shall not be entitled to have any Non-Voting Ordinary Shares re-designated as Ordinary Shares where such re-designation would result in such holder thereof beneficially owning (for purposes of section 13(d) of the Exchange Act), when aggregated with “affiliates” and “group” members with whom such holder is required to aggregate beneficial ownership for purposes of section 13(d) of the Exchange Act, in excess of the Beneficial Ownership Limitation (and the Company shall be entitled to receive written confirmation from such holder of this fact prior to the re-designation as Ordinary Shares of the relevant Non-Voting Ordinary Shares).

10.8

Within three business days following delivery of a Non-Voting Ordinary Share Re-Designation Notice to the Company, and such documentation and/or confirmations as the Company may reasonably request as specifically provided for in Article 10.7, the relevant Non-Voting Ordinary Shares shall be re-designated as Ordinary Shares by the Board, or a duly authorised committee or representative thereof.

10.9	Following any re-designation of Non-Voting Ordinary Shares in accordance with Article 10.6(b)(i) above, the Company shall:
(a)	procure that the Register is updated to reflect the re-designation;
(b)

where less than all of the Non-Voting Ordinary Shares represented by any certificate delivered in accordance with Article 10.7 above are re-designated as Ordinary Shares, issue and deliver to the holder a new certificate in respect of the balance of Non-Voting Ordinary Shares comprised in the surrendered certificate within fourteen days of the date of re-designation to such holder, by post to its address as shown in the Register, at his, her or its own risk and free of charge; and

(c)	either:
(i)

where the Ordinary Shares into which the Non-Voting Ordinary Shares are to be re-designated are to be held in certificated form, issue and deliver to the holder a new certificate in respect of the appropriate number of Ordinary Shares within fourteen days of the date of re-designation to such holder, by post to its address as shown in the Register, at his, her or its own risk and free of charge; or

(ii)

where the Ordinary Shares into which the Non-Voting Ordinary Shares are to be re-designated are to be held in uncertificated form, procure that the appropriate number of Ordinary Shares are credited to the relevant account of the holder of Non-Voting Ordinary Shares’ broker in the relevant system as specified in the Non-Voting Ordinary Share Re-Designation Notice within two business days of the date of re-designation.

10.10	Upon the re-designation of the Non-Voting Ordinary Shares as Ordinary Shares, such Ordinary Shares shall rank pari passu with the other Ordinary Shares of the Company in all respects.

12.	Variation of Rights

12.3

All the provisions in these Articles as to general meetings shall apply, with any necessary modifications, to every class meeting except that the quorum at every such meeting shall not be less than two persons holding or representing by proxy at least one-third (33 1/3 percent) in number of the issued shares of the class (excluding any shares of that class held as treasury shares).

52.Quorum at General Meeting

No business shall be transacted at any general meeting unless a quorum is present. If a quorum is not present, a chairman of the meeting can still be chosen and this will not be treated as part of the business of the meeting. A quorum shall be present if both:

(a) two qualifying persons are present at a meeting unless each is a qualifying person only because (i) he is authorised to act as the representative of a corporation in relation to the meeting, and they are representatives of the same corporation, or (ii) he is appointed as proxy of a member in relation to the meeting, and they are proxies of the same member; and

(b)those qualifying persons present together hold (or are the representative or proxy of members in relation to the meeting holding) at least one-third (33 1/3 percent) of the number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted.

For the purposes of this Article 52, (A) a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting and (B) where a qualifying person is present as proxy of a member in relation to the meeting, only the shares in respect of which the proxy is authorised to exercise voting rights will be treated as held for the purposes of determining whether a quorum is present.

53.Procedure if Quorum Not Present

If a quorum is not present within 15 minutes (or such longer interval as the chairman in his absolute discretion thinks fit) from the time appointed for holding a general meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members. In any other case, the meeting shall stand adjourned to another day, (not being less than ten clear days after the date of the original meeting), and at such time and place or places, with such means of attendance and participation (including partly, but not wholly, by means of electronic facility or facilities), as the chairman (or, in default, the Board) may determine. If at such adjourned meeting a quorum is not present within 15 minutes from the time appointed for holding the meeting, the meeting shall be dissolved.

In addition, we are proposing to amend Article 59.6 of our current articles of association to correct a typographical error.

This description of the Proposed Amendments is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the articles of association as they are proposed to be adopted included as Annex B to this proxy statement, in which we have shown the proposed amendments colored in red, with deletions indicated by strikeouts and additions indicated by underlining.

Proposal 11 will be required to be passed as a special resolution. If our shareholders approve Proposal 11, the new articles of association would become effective from the conclusion of the AGM.

Voting Required

As required under English law, Proposal 11 is a special resolution that requires the affirmative vote of at least 75% of the votes cast in person or by proxy at the AGM in order to be approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

ADOPTION OF NEW ARTICLES OF ASSOCIATION

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our nominees for re-election as directors at the AGM are all currently serving as members of our Board. Set forth below is a list of our directors and their ages as of the date of this proxy statement.

Name	Age	Position
Pierre Legault, MBA, CPA	63	Director and Non‑Executive Chairman
Kevin Lee, Ph.D., MBA	55	Chief Executive Officer and Executive Director
Janice Bourque, MBA	67	Non‑Executive Director
Jose-Carlos Gutierrez-Ramos, Ph.D.	61	Non‑Executive Director
Veronica Jordan, Ph.D.	73	Non‑Executive Director
Richard Kender, MBA	68	Non‑Executive Director
Stephen Sands, MBA	67	Non‑Executive Director
Sir Gregory Winter, FRS	72	Non‑Executive Director

Biographical information for those directors who are not standing for re-election at the AGM and who will remain seated following the AGM, including each such individual’s principal occupation, business experience and education, and an explanation of the qualifications, skills and experiences that we believe are relevant to such individual’s service on our Board, are set forth below. Dr. Lee’s and Dr. Gutierrez-Ramos’ biographies are set forth above in Proposals 1 and 2, respectively.

Pierre Legault, MBA, CA, CPA has served as our Chairman and a member of our Board since March 2019. Mr. Legault has also served as a consultant to us since March 2019. Mr. Legault has served as Chairman and a member of the boards of directors of Egle Therapeutics since March 2022, Sitryx Therapeutics Limited since March 2021, Amolyt Pharma SA since December 2020 and Artios Pharma Limited since February 2018. Mr. Legault has served on the board of directors of Syndax Pharmaceuticals since January 2017. Mr. Legault also previously served as Chairman of Poxel SA from March 2016 to March 2023, and as a member of the boards of directors at Urovant Sciences Ltd, Clementia Pharmaceuticals, Forest Laboratories, Tobira Therapeutics, NPS Pharmaceuticals, Regado Biosciences, Armo Biosciences, Iroko Pharmaceuticals, Cyclacel Pharmaceuticals and Eckard Pharmacy. Mr. Legault also previously served as Chairman and Chief Executive Officer of NephroGenex, as Chief Executive Officer of Prosidion Ltd., a subsidiary of Astellas Pharma Inc., as Chief Financial Officer and Treasurer of OSI Pharmaceuticals, Inc., as Chief Executive Officer of Eckerd Pharmacy and as Chief Administrative Officer of the Rite Aid Corporation. Mr. Legault held various global roles such as President, Chief Executive Officer and Chief Financial Officer at legacy companies of the Sanofi-Aventis group. Mr. Legault earned a B.B.A. in Business & International Finance from HEC Montreal, an MBA in Marketing from McGill University and holds C.A. and C.P.A. diplomas. He also studied at Harvard Business School in their Graduate Executive MBA program. We believe that Mr. Legault is qualified to serve on our Board based on his experience leading and managing a number of biopharmaceutical companies.

Janice Bourque, MBA has served as a member of our Board since July 2019. Ms. Bourque is a Managing Director in Hercules Capital’s life sciences group and has more than 30 years of life science experience and a focus on emerging growth stage companies. Previously, Ms. Bourque has consulted for Commons Capital, served as Senior Vice President and Group Head, Life Sciences at Comerica Bank and was President and Chief Executive Officer of the Massachusetts Biotechnology Council. Ms. Bourque currently serves on the board of directors of The Village Bank. Ms. Bourque also previously served on the board of directors of Poxel SA from January 2016 to March 2023. Ms. Bourque has also served on the board of directors of the MIT Koch Institute for Integrative Cancer Research. She holds a B.S. in veterinary science and an MBA in finance and accounting from the University of New Hampshire. We believe that Ms. Bourque is qualified to serve on our Board based on her extensive experience as a senior executive and board member in the life sciences sector.

Veronica Jordan, Ph.D. has served as a member of our Board since October 2019. Dr. Jordan has been a corporate director for more than 15 years, with extensive experience in the biopharmaceutical industry, and has been an advisor to companies developing novel healthcare products. Since 2007, Dr. Jordan has served as an independent consultant to healthcare companies and contract research organizations. She was previously CEO and President of Medelle Corporation, a private medical device company, and held various executive roles at PAREXEL International during her 14 years on the company’s management team. Dr. Jordan was a member of the board of directors of Aspira Women’s Health, Inc. (formerly Vermillion, Inc.) from 2014 to 2023, most recently serving as Chair of the Board. From 2006 to 2016, she was a member of the board of directors of Albany Molecular Research, Inc. Dr. Jordan earned a B.A. in biochemistry from Cambridge University and a Ph.D. in biochemistry and cell biology from Oxford University. We believe that Dr. Jordan is qualified to serve on our Board based on her extensive experience across diverse corporate functions, including clinical operations, business development and corporate governance.

Richard Kender has served as a member of our Board since July 2019. Mr. Kender had an extensive career in the pharmaceutical industry, most recently serving as Senior Vice President of Business Development and Corporate Licensing at Merck & Co., Inc. from 2000 until his retirement in 2013. During his career at Merck, Mr. Kender was greatly influential across business development, licensing and in finance roles that supported the domestic and international research, commercial and manufacturing divisions. Mr. Kender currently serves on the board of directors and Audit Committee of Seres Therapeutics and on the board of directors and Audit Committee of Poxel SA. Mr. Kender earned his B.S. in accounting from Villanova University and his MBA from Fairleigh Dickinson University. We believe Mr. Kender is qualified to serve on our Board because of his extensive business experience in the pharmaceutical industry and his financial expertise.

Stephen Sands, MBA has served as a member of the Board since February 2024. Mr. Sands has been a Senior Advisor at Lazard since December 2023, previously serving as Chairman of the Global Healthcare Group since 2016 and holding other positions throughout his 30-year career. Prior to joining Lazard, Mr. Sands was a partner in the healthcare practice of McKinsey & Company. During his career, Mr. Sands has co-founded two life sciences companies: Enzytech (acquired by Alkermes) and Opta Food Ingredients (acquired by Stake Technology and now SunOpta). Mr. Sands has served as a director of Cytier Therapeutics, a public biotechnology company since February 2020. He previously served as director on the boards of several life sciences companies, including the public biotechnology company Cognition Therapeutics, Inc. In addition to his responsibilities at Lazard, Mr. Sands is a member of the Washington University (St. Louis) School of Engineering & Applied Science National Counsel and of the board of trustees of the New York Hall of Science. Mr. Sands holds a B.A. in biology from Oberlin College, a B.S. and an M.S. in chemical engineering from Washington University in St. Louis, and an MBA with a concentration in finance from New York University. We believe Mr. Sands is qualified to serve on our Board because of his extensive experience advising healthcare and life sciences companies.

Sir Gregory Winter, FRS is our Co-Founder and has served on our Board since our inception. Sir Gregory was a member of staff of the Medical Research Council Laboratory of Molecular Biology (LMB) in Cambridge, U.K. from 1981 to 2012, serving as both Deputy and Acting Director. He is currently a Fellow of Trinity College, Cambridge and was previously the Master of Trinity College, Cambridge from October 2012 to June 2019. Sir Gregory also serves as a consultant to biotechnology companies, is a non-executive director of Bit Bio Ltd and Immutrin Ltd, and a Science Partner of Ahren Innovation Capital. He is a Fellow of the Royal Society and was knighted in 2004 for services to science. In 2018, Sir Gregory was awarded a Nobel Prize in Chemistry for his work in developing phage display for the directed evolution of antibodies and peptides to produce new medicines. He was the Acting Chairman of Biosceptre International Limited from 2016 to 2018, and was a founder and non-Executive Director of Cambridge Antibody Technology and Domantis Ltd. We believe that Sir Gregory is qualified to serve on our Board based on his extensive research experience, knowledge of antibody medicines and academic achievements and his experience in the biotechnology industry.

Board Diversity

The Board diversity matrix, below, provides the diversity statistics for our Board of Directors. Our previous year’s disclosure can be found in our definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023.

Board Diversity Matrix (As of March 29, 2024)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	1	—	—

Corporate Governance

Board Independence

As required under the listing standards of the Nasdaq Stock Market (“Nasdaq”), a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that all of our directors, other than Kevin Lee, Pierre Legault and Sir Gregory Winter, are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with us.

Board Leadership Structure

The leadership structure of our Board separates the positions of Chief Executive Officer and Chairman of the Board in order to ensure independent leadership of the Board. Our Board believes that this separation is appropriate for us at this time because it allows for a division of responsibilities, with our Chief Executive Officer focused on leading our company while the Chairman can focus on leading the Board in overseeing management, and for a sharing of ideas between individuals having different perspectives. In addition, we believe that having a Chairman who is different from the Chief Executive Officer creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of our company and its shareholders.

Role of the Board in Risk Oversight

Our Board believes that risk management is an important part of establishing, updating and executing on our business strategy. Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, financial condition and performance. Our Board focuses its oversight on the most significant risks facing our company and on its processes to identify, prioritize, assess, manage and mitigate those risks. Our Board and its committees receive regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on our company.

Our Audit Committee, as part of its responsibilities, oversees the management of financial risks, including accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. Our Audit Committee is also responsible for overseeing the management of risks relating to the performance of our internal audit function, if required, and our independent registered public accounting firm, as well as our systems of internal controls and disclosure controls and procedures and risks related to data privacy and cybersecurity. Additionally, pursuant to its charter, the Audit Committee may retain, as necessary, subject matter experts and advisers to assist in its oversight of risk management within our company. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our Nominating and Corporate Governance Committee oversees the management of risks associated with our overall compliance and corporate governance practices and the independence and composition of our Board. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

Meetings of the Board

Our Board held five meetings during the fiscal year ended December 31, 2023. Each of the incumbent directors attended at least 80% of the total of the meetings of the Board and the meetings of the committees of the Board on which he or she served during the fiscal year ended December 31, 2023 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). It is our policy to encourage our directors to attend the AGM.

As required under applicable Nasdaq listing standards, in fiscal year 2023, our independent directors met two times in regularly scheduled executive sessions at which only independent directors were present.

Committees of our Board of Directors

Our Board has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table provides membership and meeting information for each committee for the year ended December 31, 2023:

			Nominating
			and
			Corporate
Name	Audit	Compensation	Governance
Janice Bourque, MBA
Jose-Carlos Gutierrez-Ramos, Ph.D.
Veronica Jordan, Ph.D.
Richard Kender, MBA
Stephen Sands, MBA(1)
Total meetings in 2023	9	7	4

Committee Chair

Member

Financial Expert

(1) Stephen Sands joined our Board of Directors and Audit Committee on February 20, 2024.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our company. Each of the committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters are available on our website at https://investors.bicycletherapeutics.com.

Audit Committee

Our Audit Committee is currently composed of Janice Bourque, Veronica Jordan, Richard Kender and Stephen Sands, with Mr. Kender serving as chair of the committee. Our Board has determined that each member of our audit committee is financially literate and that Mr. Kender is an “audit committee financial expert” within the meaning of SEC regulations and the applicable Nasdaq listing standards.

The Audit Committee’s responsibilities include:

●	appointing, determining the compensation for, retaining and overseeing our independent registered public accounting firm;
●	evaluating the performance of our independent registered public accounting firm and assessing such auditors’ qualifications and independence;
●	determining and approving engagements of our independent registered public accounting firm, prior to commencement of such engagements, to perform all proposed audit, review and attest services and non-audit services;
●	reviewing with management and the independent registered public accounting firm the results of the annual audit, the auditors’ views about qualitative aspects of our significant account practices, the reasonableness of any significant judgments and estimates, all misstatements identified during the audit, the adequacy of disclosures in the financial statements, and any other matters required to be communicated to the Audit Committee under applicable standards;
●	reviewing and discussing with management and the independent registered public accounting firm our financial statements and related disclosures and certifications in connection with our annual and quarterly financial statements and overseeing the preparation and review of our U.K. statutory accounts and U.K. annual report;
●	exercising general oversight over our data privacy, technology and information security risks and risk management programs, including those related to cybersecurity and back-up of information systems, and reviewing management’s efforts to monitor compliance with our programs and policies designed to ensure adherence to applicable laws and rules, as well as our Code of Business Conduct and Ethics;
●	conferring with management and the independent registered public accounting firm regarding the scope, adequacy and effectiveness of our internal control over financial reporting and establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns; and
●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters and considering and approving or disapproving all related party transactions.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The Audit Committee has discussed with the U.S. independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the U.S. independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The Audit Committee of the Board of Directors

Richard Kender, Chair

Janice Bourque

Veronica Jordan

Compensation Committee

Our Compensation Committee is currently composed of Janice Bourque, Veronica Jordan and Richard Kender, with Dr. Jordan serving as chair of the committee.

The Compensation Committee’s responsibilities include:

●	reviewing, modifying (as needed) and approving, or reviewing and recommending to the Board for approval, as applicable, our overall compensation strategy and policies, including with respect to annual corporate goals and objectives related to the compensation of our Chief Executive Officer and other executive officers and senior management;
●	determining and approving, or reviewing and recommending to the Board for approval, the compensation and other terms of employment of our Chief Executive Officer and evaluating the performance of our Chief Executive Officer;
●	evaluating and approving, or recommending to the Board for approval, the achievement of individual performance goals and objectives of our other executive officers and senior management and determining all elements of the compensation and other terms of employment of these executive officers and other senior management;
●	reviewing and recommending to the Board the type and amount of compensation to be paid or awarded to non-employee Board members;
●	adopting, amending, terminating and otherwise administering our compensation and similar plans;
●	appointing, compensating and overseeing the work of any compensation consultant or other advisor retained by the Compensation Committee;
●	preparing any Compensation Committee report required by SEC rules or English law to be included in our annual proxy statement or U.K. annual report; and
●	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Janice Bourque and Jose-Carlos Gutierrez-Ramos, with Ms. Bourque serving as chair of the committee.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying and evaluating candidates to serve on our Board consistent with criteria approved by the Board;
●	periodically reviewing, discussing, and assessing the performance of the Board, including Board committees;
●	overseeing the Board’s committee structure and operations and making recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairs;
●	developing and recommending to the Board a set of corporate governance guidelines;

●	developing and periodically reviewing the plans for succession of our executive officers and the Chairman of the Board and considering the Board’s leadership structure; and
●	reviewing any proposals properly submitted by shareholders for action at the annual meeting of shareholders and making recommendations to the Board regarding action to be taken in response to each proposal.

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The Board, upon the recommendation of the Nominating and Corporate Governance Committee periodically determines the characteristics, skills and experience required to be a director and develops criteria to be considered in selecting nominees for director. The Board believes that candidates for director should have certain minimum qualifications, including: experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; high standards of personal and professional ethics and integrity; having sufficient time to devote to the affairs of our company; and a demonstrated history of actively contributing at board meetings if the nominee serves or has previously served on other boards. However, the Board retains the right to modify these qualifications from time to time. Candidates for director nominees are also reviewed in the context of the current composition of the Board, the operating requirements of our company and the long-term interests of shareholders. In conducting this assessment, the Board and the Nominating and Corporate Governance Committee typically consider diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. The Board also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to our company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Committee will take into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis.

Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by shareholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. We have no formal policy regarding board diversity.

Shareholder Recommendations and Nominees

It is the policy of our Board that the Nominating and Corporate Governance Committee consider both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our Articles of Association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by sending a written request to Bicycle Therapeutics plc, Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United

Kingdom, Attn: Jim Sutcliffe, Company Secretary. The shareholder must also provide the shareholder’s name and address of record, a representation that the shareholder is a record holder of our securities (or, if not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act), the nominee’s name, age, business and residential addresses, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years, a description of the qualifications and background of the nominee which addresses the minimum qualifications and other criteria for Board membership approved by the Board; a description of all arrangements or understandings between the shareholder and the proposed director candidate, and consent of the nominee (i) to be named in the proxy statement relating to our annual meeting of shareholders and (ii) to serve as a director if elected at such annual meeting. Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee.

In accordance with our Articles of Association, no person (other than a director retiring by rotation or otherwise) shall be elected or re-elected as a director at any general meeting unless: (a) he or she is recommended by the Board; or (b) at least seven but not more than 42 clear days before the date appointed for the meeting we have received notice from a shareholder (other than the person proposed) entitled to vote at the meeting of their intention to propose a resolution for the election or re-election of that person, stating the particulars which would, if he or she were so elected or re-elected, be required to be included in our register of directors and a notice executed by that person of his or her willingness to be elected, or re-elected, is lodged at our registered office. Shareholders who desire to nominate persons directly for election to the Board of Directors at an annual general meeting of shareholders must meet the deadlines and other requirements to propose a resolution set forth under “Questions and Answers about these Proxy Materials and Voting ⸺ Will there be any other business conducted at the Meeting?” and “Additional Information—Shareholder Proposals for 2024 Annual General Meeting.” Any vacancies on the Board occurring between our annual general meetings of shareholders may be filled by the Board.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available on our website at https://investors.bicycletherapeutics.com. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.

Hedging Policy

Our employees, directors and consultants are prohibited from the purchase of financial instruments or otherwise engage in transactions that offset or hedge, or are designed to offset or hedge, decreases in the market value of our securities.

Shareholder Communication with the Board

It is the policy of our Board to allow shareholders to communicate with its members. Communications may be addressed to the entire Board or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board. Shareholders can contact members of the Board by writing care of our Company Secretary at our registered office address.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and related footnotes set forth information with respect to the beneficial ownership of our ordinary shares, as of March 29, 2024, by:

●	each beneficial owner of more than 5% of our ordinary shares;
●	each of our named executive officers and directors; and
●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 29, 2024 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 37,926,715 ordinary shares outstanding as of March 29, 2024.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o Bicycle Therapeutics plc, Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom.

	Beneficial Ownership
	Number	Percent
Beneficial Owner	of Shares	of Total
5% Shareholders
Entities affiliated Baker Bros. Advisors LP(1)	4,823,598	12.7%
Paradigm Biocapital Advisors LP(2)	3,707,001	9.8%
Deep Track Capital, LP(3)	3,490,506	9.2%
Jefferies LLC(4)	1,948,000	5.1%
Named Executive Officers and Directors
Kevin Lee, Ph.D., MBA(5)	1,282,912	3.3%
Alethia Young	—	—
Santiago Arroyo, M.D., Ph.D.(6)	32,500	*
Janice Bourque, MBA(7)	103,750	*
Jose-Carlos Gutierrez-Ramos, Ph.D.(8)	68,750	*
Veronica Jordan, Ph.D.(9)	103,750	*
Richard Kender, MBA(10)	103,750	*
Pierre Legault, MBA, CPA(11)	283,639	*
Stephen Sands, MBA	—	—
Sir Gregory Winter, FRS(12)	235,677	*
All executive officers and directors as a group (15 persons)(13)	3,456,659	8.5%

*	Less than 1%.
(1)	The information shown is as of January 31, 2024 and is based on a Schedule 13G filed jointly on February 12, 2024 by Baker Bros. Advisors LP (the “Adviser”), Baker Bros. Advisors (GP) LLC (the “Adviser GP”), Felix J. Baker and Julian C. Baker. Consists of 825,418 ordinary shares, 2,050,180 ADSs, representing 2,050,180 ordinary shares, and 1,948,000 ADSs issuable upon exercise of 19,480 European-style call options to purchase ADSs for an exercise price $0.01 per ADS. Such securities are directly held by 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences” and together with 667, the “Funds”). Such ownership does not include ordinary shares that may be acquired upon conversion of non-voting ordinary shares, which are convertible into ordinary shares at any time on a 1-for-1 basis without additional consideration, as such conversion is subject to beneficial ownership limitations such that the non-voting ordinary shares are only convertible to the extent that after giving effect to such conversion the holders thereof, their affiliates and any persons who are members of a Section 13(d) group with the holders or their affiliates would beneficially own in the aggregate, for purposes of Rule 13d-3 under the Exchange Act, no more than 9.99% of the outstanding ordinary shares. Due to such limitations, at January 31, 2024, the Funds could not convert any non-voting ordinary shares. The Adviser GP is the sole general partner of the Adviser. Pursuant to management agreements, as amended, among the Adviser, the Funds and their respective general partners, the Funds’ respective general partners relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Funds and thus the Adviser has complete and unlimited discretion and authority with respect to the Funds’ investments and voting power over investments. The Adviser GP, Felix J. Baker and Julian C. Baker as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of securities directly held by the Funds. The address of the Adviser, the Adviser GP, Felix J. Baker and Julian C. Baker is 860 Washington Street, 3rd Floor, New York, NY 10014.
(2)	This information is shown as of December 31, 2023 and is based on Amendment No. 1 on a Schedule 13G/A filed on February 14, 2024 by: Paradigm BioCapital Advisors LP (the “Adviser”); Paradigm BioCapital Advisors GP LLC (the “GP”); Senai Asefaw, M.D.; and Paradigm BioCapital International Fund Ltd. (the “Fund”). The Fund is a private investment vehicle. The Fund and a separately managed account managed by the Adviser (the “Account”) directly beneficially own the ordinary shares. The Adviser is the investment manager of the Fund and the Account. The GP is the general partner of the Adviser. Dr. Asefaw is the managing member of the GP. The Adviser, the GP and Dr. Asefaw may be deemed to beneficially own the ordinary shares directly beneficially owned by the Fund and the Account. Each of Adviser, GP and Dr. Asefaw disclaims beneficial ownership with respect to any ordinary shares. The address of Adviser, GP, Dr. Asefaw, the Fund and the Account is 767 Third Avenue, 17th Floor, New York, New York 10017.
(3)	The information shown is as of December 31, 2023 and is based on Amendment No. 2 on a Schedule 13G/A filed on February 14, 2024. Consists of 3,490,506 ADSs, representing 3,490,506 ordinary shares, held by Deep Track Capital, LP, which is beneficially owned by Deep Track Biotechnology Master Fund, Ltd. and David Kroin. Deep Track Capital, LP is the relevant entity for which David Kroin may be considered a control person. The address of Deep Track Capital, LP is 200 Greenwich Ave, 3rd Floor, Greenwich, Connecticut 06830.
(4)	The information shown is as of December 31, 2023 and is based on a Schedule 13G filed on February 14, 2024. Consists of 1,948,000 ADSs, representing 1,948,000 ordinary shares, held by Jefferies LLC. Jefferies LLC is a broker or dealer registered under Section 15 of the Exchange Act, and is a wholly owned direct subsidiary of Jefferies Financial Group Inc. The address of Jefferies LLC is 520 Madison Ave., New York, NY 10022.
(5)	Consists of 225,085 ordinary shares, 20,218 ordinary shares associated with vested and settled restricted share units (“RSUs”), 1,030,891 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024 and 6,718 ordinary shares issuable upon the vesting of RSUs within 60 days of March 29, 2024.
(6)	Consists of 32,500 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024.
(7)	Consists of 10,750 ordinary shares associated with vested and settled RSUs, 91,500 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024 and 1,500 ordinary shares associated with vested RSUs which may be settled within 60 days of March 29, 2024.
(8)	Consists of 10,750 ordinary shares associated with vested and settled RSUs, 56,500 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024 and 1,500 ordinary shares associated with vested RSUs which may be settled within 60 days of March 29, 2024.
(9)	Consists of 10,750 ordinary shares associated with vested and settled RSUs, 91,500 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024 and 1,500 ordinary shares associated with vested RSUs which may be settled within 60 days of March 29, 2024.

(10)	Consists of 10,750 ordinary shares associated with vested and settled RSUs, 91,500 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024 and 1,500 ordinary shares associated with vested RSUs which may be settled within 60 days of March 29, 2024.
(11)	Consists of 21,500 ordinary shares associated with vested and settled RSUs, 259,139 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024 and 3,000 ordinary shares associated with vested RSUs which may be settled within 60 days of March 29, 2024.
(12)	Consists of 163,927 ordinary shares, 10,750 ordinary shares associated with vested and settled RSUs, 59,500 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024 and 1,500 ordinary shares associated with vested RSUs which may be settled within 60 days of March 29, 2024.
(13)	Consists of 453,092 ordinary shares, 121,230 ordinary shares associated with vested and settled RSUs, 2,856,487 ordinary shares issuable upon the exercise of share options exercisable within 60 days of March 29, 2024, 15,350 ordinary shares issuable upon the vesting of RSUs within 60 days of March 29, 2024 and 10,500 ordinary shares associated with vested RSUs which may be settled within 60 days of March 29, 2024.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Regarding Transactions with Related Parties

We have adopted a written related party transactions policy that such transactions must be approved by our Audit Committee. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the related person has a direct or indirect material interest. For purposes of this policy, a “related person” will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of any class of our voting securities, and their immediate family members.

In connection with the adoption of the policy, the Audit Committee pre-approved the following transactions that are not subject to further review by the Audit Committee.

●	any compensation paid to a director or executive officer if such compensation (i) is required to be reported in our annual proxy statement or (ii) in the case of an executive officer who is not a family member of any other executive officer, would have been required to be reported in our annual proxy statement if the executive officer was a “named executive officer”;
●	any transaction with another company, other than an acquisition by us of that company, if the only relationship that the related person has with such company is as a non-executive employee, director or beneficial owner of less than 10% of such company’s shares, provided that the aggregate amount involved in such transaction does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues and that the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
●	any transaction in which the related person’s interest arises solely from beneficially owning our securities if all of our securityholders receive the same benefit on a pro rata basis (e.g., dividends); and
●	any transaction with an institutional investor who is a related person if such institutional investor is a related person solely because of its beneficial ownership of more than 5% of a class of our voting securities and does not take an active role in the management or direction of our business, provided that the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances.

In connection with each regularly scheduled meeting of the Audit Committee, a summary of any new related person transactions deemed pre-approved (other than director and executive compensation arrangements) shall be provided to the Audit Committee for its review.

For purposes of the policy, we refer to certain related-party transactions below in which (a) we were a participant, (b) the amount involved exceeded or will exceed $120,000 or, during such time as we qualify as a “smaller reporting company,” the lesser of (1) $120,000 or (2) 1% of the average of our total assets for the last two completed fiscal years, and (c) one or more related persons had a direct or indirect material interest. Transactions involving compensation for services provided to us by a related person as an employee or director, are not covered by this policy.

Certain Related Party Transactions

Below are our related-party transactions since January 1, 2022 to which we were a party or will be a party, other than compensation, termination and change of control arrangements with our named executive officers and directors, which are described where required under the sections entitled “Director Remuneration” and “Executive Compensation.”

We believe that the terms obtained or the consideration that we paid or received, in each case as applicable, in connection with the transactions described below were comparable to the terms available or the amounts that we would pay or receive, in each case as applicable, in arm’s-length transactions with unrelated third parties.

Consulting Agreement with Stone Sunny Isles, Inc.

In March 2019, we entered into a consultancy agreement with Stone Sunny Isles, Inc., or Stone Sunny Isles, pursuant to which Stone Sunny Isles has agreed to make available Pierre Legault to provide advisory services to us as requested by our Board of Directors or our chief executive officer. In consideration for the provision of the advisory services, we paid Stone Sunny Isles a monthly retainer of £12,032 during the year ended December 31, 2023 and a monthly retainer of £11,459 during the year ended December 31, 2022, which is billed in U.S. Dollars. Pierre Legault is the President, Treasurer and Director of Stone Atlanta Estates LLC, the successor-in-interest to Stone Sunny Isles.

Founder Royalty Arrangements

We previously entered into two royalty agreements (collectively, the “Founder Royalty Agreements”) with our founders, including Sir Gregory Winter (who is one of our directors), and our initial investors, Atlas Venture Fund VIII LP (which was a holder of more than 5% of our share capital) and Novartis Bioventures LTD (which was a holder of more than 5% of our share capital). Pursuant to the first royalty agreement, we are obligated to pay a royalty percentage in the low single digits on net sales arising from products licensed under our collaboration agreement with Oxurion. Pursuant to the second royalty agreement, we were obligated to pay a royalty percentage in the low single digits on net sales arising from products licensed under the AstraZeneca collaboration agreement. The AstraZeneca collaboration agreement was terminated as of April 19, 2023, and accordingly, the obligation to pay future royalties to Sir Gregory Winter has ceased. No royalties have been earned or paid under the Founder Royalty Agreements, as amended, to date.

Indemnification Agreements

Prior to the completion of our initial public offering in May 2019, we entered into deeds of indemnity with each of our directors and officers. Pursuant to these deeds of indemnity, we agreed, subject to limitations set forth in each agreement, to indemnify each director and executive officer to the fullest extent permitted by law against liabilities arising out of or in connection with any civil, criminal, administrative, investigative, regulatory, or other proceeding that relates to any acts or omissions alleged to have occurred while such director or executive officer was acting in such capacity. On November 6, 2019, the Audit Committee approved the entry by us into amended and restated deeds of indemnity with each of our directors and executive officers. The amendments to the prior forms of indemnity deeds were intended to make certain technical and non-substantive changes.

DIRECTOR REMUNERATION

Non-Employee Director Compensation Policy

We maintain our Non-Employee Director Compensation Policy in order to attract and retain non-employee directors who have the knowledge, skills and experience to serve as a member of our Board. Our non-employee directors are compensated through equity awards and the payment of cash fees, as described below. All equity awards granted in accordance with this policy shall be granted under our then-current equity incentive plan (or director equity incentive plan, if any). Directors who are employed by us will receive no additional compensation for their service as directors.

Equity Compensation

Following a non-employee director’s initial election to our Board, the Board or the Compensation Committee shall grant the non-employee director an option to purchase a specified number of ordinary shares (the “Initial Grant”). In 2023, the Initial Grant comprised an option to purchase 20,000 ordinary shares that and an RSU for 10,000 ordinary shares that will vest in three equal installments on the first, second and third anniversaries of the date of grant, subject to continued service by the director as of such vesting date.

Our Non-Employee Director Compensation Policy also provides for an annual grant of options and RSUs to be made to our non-employee directors (each, an “Annual Grant”). In January of each year, the Board or the Compensation Committee will grant to each non-employee director (other than the Chairman) who has not announced an intention either to resign from the Board or not to stand for election at the next annual general meeting of shareholders, an option to purchase 11,500 ordinary shares and 5,750 RSUs, and the Chairman will be granted an option to purchase 23,000 ordinary shares and 11,500 RSUs. Effective January 1, 2024, the Non-Employee Director Compensation Policy was updated to provide that (1) the Initial Grant will be comprised of an option to purchase 24,000 of the Company’s ordinary shares and an RSU award for 12,000 ordinary shares with each of the options and RSUs vesting in three substantially equal installments on the first, second and third anniversaries of the date of grant, subject to continued service by the director as of such vesting date, and (2) the Annual Grant will be comprised of option to purchase 12,000 ordinary shares and an RSU award for 6,000 ordinary shares for each non-employee director other than the Chairman, and for the Chairman, the Annual Grant will be comprised of an option to purchase 24,000 ordinary shares and an RSU award for 12,000 ordinary shares. The Annual Grants shall vest in four substantially equal installments on the 15th day of the last month of each fiscal quarter in the year in which such Annual Grant is made and the Compensation Committee has the sole discretion to provide for deferred settlement of RSUs awarded as part of the Initial Grant and/or Annual Grant. If a new non-employee director joins our Board following the date of grant of the Annual Grant in any calendar year, such non-employee director will be granted a pro-rata portion of the next Annual Grant, based on the time between his or her appointment and the date of such Annual Grant.

Cash Fees

Each non-employee director receives an annual cash fee for service on the Board and for service on each committee of which the director is a member. The chairs of the Board and of each committee receive higher fees for such service. The fees payable to each non-employee director for service on the Board and for service on each committee of the Board on which the director is a member for 2024 and 2023 is as follows:

	2024	2024	2023	2023
	Member	Chair	Member	Chair
	Annual Fee	Annual Fee	Annual Fee	Annual Fee
Board of Directors	$50,000	£5,460	$47,250	£5,250
Audit Committee	$10,500	$21,000	$10,500	$21,000
Compensation Committee	$7,875	$15,750	$7,875	$15,750
Nominating and Corporate Governance Committee	$5,250	$10,500	$5,250	$10,500
Strategic Committee	$33,000	$33,000	$31,500	N/A
Scientific Committee	$7,500	$15,000	$5,250	$10,500

The fees owed to our directors for their Board and committee service are payable in arrears in 12 substantially equal monthly installments, subject to deduction of applicable income tax or national insurance, which we are required by law to deduct, and any other statutory deductions, provided that (i) the amount of such payment shall be prorated for any portion of such month during which the director was not serving and (ii) no fee shall be payable in respect of any period prior to the date of our initial public offering. Non-employee director fees may be paid in GBP, USD, or a combination depending on the personal situation of each non-employee director. We also reimburse the reasonable expenses incurred by non-employee directors in connection with attendance at Board or committee meetings or other company-related activities upon submission of appropriate documentation.

Director Compensation

The following table sets forth information regarding the compensation earned for service on the Board by our non-employee directors during the year ended December 31, 2023. The compensation for Dr. Lee as an executive officer is set forth in the section of this proxy statement titled Executive Compensation—Summary Compensation Table, and Stephen Sands is not included in the table as he joined our Board on February 20, 2024.

	Fees Earned or		Option	Stock	All Other
	Paid in Cash		Awards	Awards	Compensation		Total
Name	($)		($)(1)(2)	($)(1)(3)	($)		($)
Janice Bourque, MBA	76,125		249,089	170,200	—		495,414
Jose-Carlos Gutierrez-Ramos, Ph.D.	63,000		249,089	170,200	—		482,289
Veronica Jordan, Ph.D.	73,500		249,089	170,200	—		492,789
Richard Kender, MBA	107,625		249,089	170,200	—		526,914
Pierre Legault, MBA, CPA	37,991		498,179	340,400	180,061	(5)	1,056,631
Sir Gregory Winter, FRS	57,750	(4)	249,089	170,200	—		477,039

(1)	The amounts reported in these columns reflect the aggregate grant date fair value of the option awards and RSUs to our directors as computed in accordance with Accounting Standards Codification Topic 718 (“ASC 718”). See Note 8 to our Consolidated Financial Statements in our Annual Report on Form 10-K filed with the SEC on February 20, 2024 for a discussion of assumptions made by us in determining the aggregate grant date fair value of our option awards and stock awards. Note that the amounts reported in these columns do not reflect the actual economic value that may be realized by the directors.
(2)	The following table provides information regarding the aggregate number of option awards granted to our non-employee directors that were outstanding as of December 31, 2023:

Options
Outstanding
Name	(#)
Janice Bourque, MBA	88,500
Jose-Carlos Gutierrez-Ramos, Ph.D.	53,500
Veronica Jordan, Ph.D.	88,500
Richard Kender, MBA	88,500
Pierre Legault, MBA, CPA	253,139
Sir Gregory Winter, FRS	56,500

(3)	In January 2023, each of Ms. Bourque, Dr. Jordan, Dr. Gutierrez-Ramos, Mr. Kender and Sir Gregory Winter received Annual Grants of options to purchase 11,500 ordinary shares and 5,750 RSUs, and Mr. Legault received an Annual Grant of an option to purchase 23,000 ordinary shares and 11,500 RSUs. These RSUs vested in four substantially equal installments on the 15th day of the last month of each fiscal quarter during 2023. No RSUs granted to our non-employee directors were outstanding as of December 31, 2023.
(4)	Paid in GBP and converted at the following exchange rate: 1 GBP = $1.2362 USD.

(5)	Amount represents fees paid pursuant to a consulting agreement between us and an entity affiliated with Mr. Legault in connection with services Mr. Legault provides to us. For additional information, see the section titled “Transactions with Related Persons—Certain Related Party Transactions—Consulting Agreement with Stone Sunny Isles, Inc.”

Deeds of Indemnification

We entered into a deed of indemnity with each of our directors and executive officers to indemnify them against certain liabilities and expenses incurred by them in connection with claims made by reason of their being such a director or executive officer. In addition to such indemnification, we provide our directors and executive officers with directors’ and officers’ liability insurance.

Non-Executive Director Appointment Letters

We have entered into letters of appointment with each of our non-executive directors. These letters set forth the main terms on which each of our non-executive directors serve on our Board. Continued appointment under the letter is contingent on continued satisfactory performance as a member of the Board and as a member of a committee, if applicable, as well as being re-elected at the annual general meetings in accordance with our Articles of Association. Each appointment is normally terminable by either party on between one and three months’ written notice (or, in some cases, payment in lieu of notice), but may be terminated immediately in certain circumstances. Upon termination, the non-executive director is entitled to a pro-rata amount of the annual fee (if applicable) that is outstanding and payable up to the date of termination, and reimbursement in the normal way of any expenses properly incurred before that date.

EXECUTIVE OFFICERS OF THE COMPANY

Below is a list of our executive officers and their ages as of the date of this proxy statement. There are no family relationships between any of our executive officers, and there is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Kevin Lee, Ph.D., MBA	55	Chief Executive Officer and Director
Alethia Young	45	Chief Financial Officer
Santiago Arroyo, M.D., Ph.D.	63	Chief Development Officer
Nigel Crockett, Ph.D.	59	Chief Business Officer
Michael Hannay	58	Chief Product and Supply Chain Officer
Nicholas Keen, Ph.D.	56	Chief Scientific Officer
Alistair Milnes	50	Chief Operating Officer
Michael Skynner, Ph.D.	55	Chief Technology Officer

Biographical information for Dr. Lee is included above with the director biographies under the section of this proxy statement titled “Board of Directors and Corporate Governance.”

Alethia Young has served as our Chief Financial Officer since July 2023. Prior to joining us, Ms. Young served as Chief Financial Officer at Graphite Bio, Inc., a clinical-stage gene editing company, since April 2022. Ms. Young previously served as Senior Biotech Analyst and Head of Research for Cantor Fitzgerald from August 2018 until April 2022, where she managed the equity research department covering large-cap to small- to mid-cap biotechnology companies. Prior to joining Cantor Fitzgerald in 2018, she held senior biotech analyst positions at Credit Suisse and Deutsche Bank. Earlier in her career, she was a research policy analyst and president at Marwood Group, providing healthcare-focused advisory services to institutional investors. She began her career at JP Morgan in the investment banking and asset management divisions. Ms. Young has also served on the board of directors of the public pharmaceutical companies Pacira Biosciences, Inc. (since October 2023) and PTC Therapeutics, Inc. (since June 2022). Ms. Young received a B.A. in economics and Spanish from Duke University.

Santiago Arroyo, M.D., Ph.D. has served as our Chief Development Officer since March 2023. Dr. Arroyo has nearly 20 years of biopharmaceutical industry experience leading the clinical development of therapeutics across multiple disease areas. Prior to joining us, Dr. Arroyo was most recently the Chief Medical Officer at Fulcrum Therapeutics Inc. Previously, from 2017 to 2021, he was Chief Medical Officer of Momenta Pharmaceuticals, Inc. leading the company’s clinical development programs until Momenta’s acquisition by Johnson & Johnson for $6.5 billion. As Chief Medical Officer at Momenta, Dr. Arroyo led the clinical development of the company’s portfolio of hematology, neurology, immunology, and materno-fetal therapeutics. Previously, he was the Chief Medical Officer of Boston Pharmaceuticals Inc. and before that held multiple senior clinical development leadership roles at leading pharmaceutical companies. Dr. Arroyo served as Senior Vice President, Head of Clinical Research and Chief Medical Officer of Pharmatherapeutics at Pfizer, Inc. and was therapeutic area head for neurosciences, discovery medicine and clinical pharmacology at Bristol-Myers Squibb. Earlier, Dr. Arroyo held clinical development roles at Eisai Global Clinical Development and Schwarz Biosciences. Dr. Arroyo was an Instructor at the Johns Hopkins Medical School, Associate Professor at the Medical College of Wisconsin and Senior Specialist at the Hospital Clinic of Barcelona. He earned a Ph.D. from the Universidad de Barcelona and an M.D. from the Universidad Autonóma de Madrid.

Nigel Crockett, Ph.D. has served as our Chief Business Officer since September 2019. From 2005 until joining us, Dr. Crockett was founding partner at Tukan Partners, Ltd., a business consultancy specializing in biotechnology. Prior to Tukan, he held commercial and business development roles within the life sciences sector, including as Vice President, Business Development at Astex Therapeutics, a Cambridge, UK-based company focused on drug discovery and development for oncology and central nervous system disorders. Dr. Crockett earned a Ph.D. in Molecular Biology from Cambridge University and a B.Sc. in Chemistry from the University of Manchester.

Michael Hannay, D.Sc., has served as our Chief Product and Supply Chain Officer since March 2024. From April 2022, when he joined our Company, until March 2024, he was our Senior Vice President and Head of CMC. Dr.

Hannay brings over 30 years of CMC leadership experience to our Company. Most recently, from September 2019 to April 2022, Dr. Hannay served as the Managing Director for the Medicines Technology Innovation Facility, a group dedicated to accelerating the development and commercialization of innovative medical technologies and devices through partnerships with academia and National Health Service Trusts. Prior to that, Dr. Hannay was General Manager for the UK-based Bio Pharma Services Division of the pharmaceutical company Thermo Fisher Scientific, with responsibility for over 800 staff members across multiple functions. Dr. Hannay has also held roles at the pharmaceutical companies Sanofi, Schwarz Pharma, Teva Pharmaceuticals, and AstraZeneca where he led scientists in the UK, United States, and Sweden developing the formulations, medical devices, drug substance manufacturing processes and associated analytical methods that contributed to AstraZeneca’s innovative new medicines. Dr. Hannay is an honorary Professor at the College of Medicine, Biological Sciences and Psychology at the University of Leicester and a visiting Professor at the School of Pharmacy, DeMontfort University. Dr. Hannay received his M.Sc. in Pharmaceutical Science from University of Brighton, his MBA from the Open University and his Doctor of Science at DeMontfort University.

Nicholas Keen, Ph.D. has served as our Chief Scientific Officer since January 2017. Prior to joining us, from April 2011 until December 2016, Dr. Keen was the Head of Oncology Drug Discovery at the Cambridge (US) office of the Novartis Institutes for Biomedical Research, a subsidiary of Novartis AG, a pharmaceutical company. Prior to Novartis, from August 2005 to March 2011, Dr. Keen led the early lead generation group for oncology at AstraZeneca plc’s US research site in Waltham, Massachusetts, and before this, from January 1997 to July 2005 worked in AstraZeneca’s UK oncology research group. Dr. Keen completed his undergraduate studies at the University of Cambridge, his graduate studies at the Imperial Cancer Research Fund in Cambridge and his post-doctoral studies at the Laboratory of Molecular Biology in Cambridge.

Alistair Milnes was appointed our Chief Operating Officer in January 2022, and previously he served as our Vice President, Human Resources and Communications since January 2021. Prior to joining us, Mr. Milnes provided independent human resources consulting services, including to us, from October 2020 to December 2020. He also previously served as Strategic Advisor, Transformation, People and Communications at Rio Tinto from January 2020 to December 2020, and in roles of increasing responsibility at Gazprom Marketing & Trading Ltd. From 2010 to October 2019, including serving as Director of Global Human Resources from December 2013 to November 2017, following which he became Director of Global Human Resources and Communications. Mr. Milnes has also served on the board of directors of Femasys, Inc. since June 2023. Mr. Milnes received his B.A. from Edinburgh Napier University.

Michael Skynner, Ph.D. was appointed our Chief Technology Officer in January 2022, and previously he served as our Chief Operating Officer from January 2018, and as our Vice President of Operations from January 2016 to January 2018. Prior to joining us, Dr. Skynner worked at Pfizer Inc., a pharmaceutical company, from September 2013 to January 2016, where he was Head of Rare Disease Alliances, led rare disease efforts in Europe and founded and ran the Pfizer Rare Disease Consortium. Prior to Pfizer, from May 2008 to September 2013, Dr. Skynner worked at GlaxoSmithKline plc, a pharmaceutical company, where he focused on developing therapeutics targeting inflammatory kinases. Prior to GlaxoSmithKline, in 2001, Dr. Skynner co-founded Cambridge Biotechnology Ltd, which specialized in developing small molecule and peptide therapeutics for inflammation and metabolic diseases before its trade sale to Biovitrum in 2005. Dr. Skynner obtained his Ph.D. in biochemistry from Imperial College.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides a summary of compensation paid to our Chief Executive Officer, and the next two most highly compensated executive officers who were serving as our executive officers as of December 31, 2023, our Chief Financial Officer and Chief Development Officer. We refer to the three individuals listed in the table below collectively as our named executive officers:

								Non‑Equity
						Option	Stock	Incentive Plan		All Other
		Salary		Bonus		Awards	Awards	Compensation		Compensation		Total
Name and Principal Position	Year	($)		($)(1)		($)(2)(3)	($)(2)(3)	($)(4)		($)		($)
Kevin Lee, Ph.D., MBA	2023	710,292	(5)	18,649	(5)	2,490,895	1,702,000	540,951	(5)	77,613	(5)(6)	5,540,400
Chief Executive Officer	2022	672,636		—		4,269,758	3,043,500	570,672		71,024		8,627,590
Alethia Young(7)	2023	220,000		50,000		2,297,749	—	281,200		30,486	(8)	2,879,435
Chief Financial Officer
Santiago Arroyo, M.D., Ph.D.(7)	2023	431,944		—		1,901,979	—	328,000		13,200	(9)	2,675,123
Chief Development Officer

(1)	See “—Narrative Disclosure to Summary Compensation Table—Bonus” below for a description of the material terms of the program pursuant to which this compensation was awarded.
(2)	The amounts reported in these columns for 2023 represent the aggregate grant date fair value of the option awards and restricted share units (“RSUs”) granted to our named executive officers as computed in accordance with ASC 718. See Note 8 to Consolidated Financial Statements in our Annual Report on Form 10-K filed with the SEC on February 20, 2024 for a discussion of assumptions made by us in determining the aggregate grant date fair value of our option awards and RSUs. Note that the amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers.
(3)	See “—Narrative Disclosure to Summary Compensation Table—Equity-Based Incentive Awards” below for a description of the material terms of the program pursuant to which this compensation was awarded.
(4)	The amounts reported in this column for 2023 represent annual performance-based bonuses earned based on the achievement of Company and individual performance goals and other factors deemed relevant by our Board and Compensation Committee. See “—Narrative Disclosure to Summary Compensation Table—Annual Performance-Based Cash Compensation” below for a description of the material terms pursuant to which this compensation was awarded.
(5)	The amounts have been converted from GBP to USD using an exchange rate of 1 GBP = $1.2433 as of December 31, 2023.
(6)	The amount reported for 2023 represents $1,768 in private medical coverage, $10,568 in employer personal pension plan contributions, and $65,277 in cash paid in lieu of employer personal pension plan contributions provided to Dr. Lee.
(7)	Ms. Young was appointed as the Chief Financial Officer effective July 17, 2023 and Dr. Arroyo was appointed as the Chief Development Officer effective March 31, 2023. Neither Ms. Young nor Dr. Arroyo was a named executive officer in 2022. As such, we have not reported any 2022 compensation for either Ms. Young or Dr. Arroyo in this table.
(8)	The amount reported for 2023 represents $10,800 in employer matching contributions to Ms. Young’s 401(k) plan contributions during the relevant year as well as $12,599 in housing allowance payments and $7,087 in tax gross-ups related to the housing allowance payments.

(9)	The amount reported for 2023 represents the employer matching contribution to Dr. Arroyo’s 401(k) plan contributions during the year.

Narrative Disclosure to the Summary Compensation Table

Compensation Objectives and Philosophy

Our Compensation Committee believes that the most effective compensation program is one that rewards sustainable value creation for our shareholders, by delivering strong Company performance, as well as tangible progress towards achieving our mission to become a leading biopharmaceutical company by pioneering Bicycle molecules as a novel therapeutic modality to treat diseases that are inadequately addressed with existing treatment modalities. The objects of our compensation program are to:

●	attract and retain superior executive officers and other employees with outstanding skills and values who contribute to our long-term success;
●	provide incentives that motivate and reward the achievement of performance goals that directly correlate to the enhancement of shareholder value, as well as to facilitate executive retention; and
●	align executives’ interests with those of shareholders by rewarding the achievement of short- and long-term strategic, operational and corporate goals, which we believe serves to enhance short- and long-term value creation for our shareholders.

To achieve these objectives, the Compensation Committee regularly evaluates our executive compensation program to determine elements of compensation and establish compensation levels that:

●	are appropriate based on each executive’s level of experience, performance, growth potential, job responsibility and criticality of role;
●	align with our size and lifecycle;
●	the Compensation Committee believes are competitive with other companies in our industry that compete with us for executive talent; and
●	tie a significant portion of each executive’s overall compensation to the achievement of key corporate objectives and individual performance, which reinforces a pay-for-performance culture within our Company.

The components of our 2023 executive compensation program are described below.

Annual Base Salary

Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary going forward. See “—Employment and Service Arrangements with Our Named Executive Officers” for additional information.

Bonus

For Dr. Lee, the amount in the “Bonus” column of the Summary Compensation Table represents a one-time bonus of £15,000 (or $18,649, converted from GBP to USD using an exchange rate of 1 GBP = $1.2433 as of December 31, 2023) that was paid in June 2023. Our Compensation Committee approved this bonus for Dr. Lee’s work and contribution to the entry into the Bayer and Novartis collaborations.

For Ms. Young, the amount in the “Bonus” column of the Summary Compensation Table represents a signing bonus of $50,000 paid to Ms. Young in July 2023 upon her appointment as Chief Financial Officer. See “—Employment and Service Arrangements with Our Named Executive Officers” below for the material terms of payments made to Ms. Young in connection with her employment.

Equity-Based Incentive Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. Our program is designed to incentivize the successful execution of our business strategy over the long term and to provide long-term retention of our executives. We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our shareholders. Historically, we have used share option grants for this purpose, in part because options can also provide tax and other advantages to our executive officers relative to other forms of equity compensation. Effective in January 2022, we expanded our equity-based incentive program to include grants of RSUs. Our Compensation Committee structured the mix of equity vehicles and the relative weight assigned to each type of award for the following reasons:

●	to motivate stock price appreciation over the long term through share options, which deliver value only if the share price increases; and
●	to ensure some amount of value delivery through the RSUs, which are complementary because they have upside potential but deliver some value even during periods of share price underperformance, while also reinforcing an ownership culture and commitment to us.

Our 2020 Equity Incentive Plan with Non-Employee Sub-Plan, as amended from time to time (the “2020 Plan”), is the successor to our 2019 Share Option Plan and allows the Compensation Committee to grant options to purchase ordinary shares and other share-based awards to our officers, employees, directors and other service providers (including consultants). We award equity grants broadly to our employees, including to our non-executive employees. Grants to our executives and other employees are made at the discretion of the Compensation Committee and are generally made upon commencement of employment, promotion or annually during the first quarter of each year. We believe that our equity awards are an important retention tool for our executive officers as well as for our other employees.

In connection with our annual grant process, on January 3, 2023, our Compensation Committee granted Dr. Lee, an option to purchase 115,000 of our ordinary shares, at an exercise price of $29.60 per share, and an RSU award of 57,500 ordinary shares under the 2020 Plan. In addition, in connection with her appointment as the Company’s Chief Financial Officer effective July 17, 2023, the Compensation Committee approved a grant to Ms. Young of an option to purchase 120,000 of our ordinary shares, at an exercise price of $26.21 per share, under the 2020 Plan, and in connection with his appointment as the Company’s Chief Development Officer effective March 31, 2023, the Compensation Committee approved a grant to Dr. Arroyo of an option to purchase 120,000 of our ordinary shares, at an exercise price of $21.77 per share, under the 2020 Plan. For 2023, the size of these annual and new-hire equity grants was determined by our Compensation Committee based on benchmarking guidelines provided by its compensation consultant in an effort to establish equity-based compensation that is competitive to that offered by comparable companies with whom we may compete for talent.

Annual Performance-Based Cash Compensation

In May 2019, our Board adopted the Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”) to provide our named executive officers and other members of our management team with annual cash bonus payments based upon the attainment of performance targets established by our Compensation Committee. The payment targets will be related to financial and operational measures or objectives with respect to our Company, or corporate performance goals, as well as individual performance objectives.

Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period. The bonus formulas will be adopted in each performance period by the Compensation Committee and communicated to each executive. The corporate performance goals will be measured at the end of each performance period after our financial reports have been published or such other appropriate time as the Compensation Committee determines. If the corporate performance goals and individual performance objectives are met, payments will be made as soon as practicable following the end of each performance period. For 2023, the corporate performance goals were primarily weighted towards progressing our most advanced clinical candidates through clinical development. Subject to the rights contained in any agreement between the executive officer and us, an executive officer must be employed by us on the bonus payment date to be eligible to receive a bonus payment. The Bonus Plan also permits the Compensation Committee to approve additional bonuses to executive officers in its sole discretion and provides the Compensation Committee with discretion to adjust the size of the award as it deems appropriate to account for unforeseen factors beyond management’s control that affected corporate performance.

The Board determined a corporate goal achievement level of 109% for 2023 and also approved an individual performance multiplier applicable to those employees receiving top performance rankings. The amounts reported for 2023 represent the named executive officers’ respective cash bonus payments based upon the attainment of 109% of corporate performance targets and individual performance. These performance-based bonuses are reflected above in the column of the Summary Compensation Table entitled “Non-Equity Incentive Plan Compensation.”

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2023. All options are options to purchase ordinary shares.

			Option Awards				Stock Awards
								Market
			Number of	Number of				Value of
			Securities	Securities			Number of	Shares or
			Underlying	Underlying			Shares or	Units of
			Unexercised	Unexercised	Option		Units of Stock	Stock That
			Options	Options	Exercise	Option	That Have	Have Not
			(#)	(#)	Price	Expiration	Not Vested	Vested
Name	Grant Date		Exercisable	Unexercisable	($)	Date	(#)	($)(1)
Kevin Lee, Ph.D., MBA	12/17/2018		164,743	—	0.01	12/13/2028	—	—
	4/25/2019		44,897	—	8.03	4/24/2029	—	—
	6/28/2019		306,252	—	14.00	6/27/2029	—	—
	1/2/2020		210,000	—	9.82	1/2/2030	—	—
	1/4/2021	(2)	182,291	67,709	17.95	1/4/2031	—	—
	1/3/2022	(2)	47,916	52,084	60.87	1/3/2032	—	—
	1/3/2022	(3)	—	—	—	—	28,125	508,500
	1/3/2023	(2)	—	115,000	29.60	1/3/2033	—	—
	1/3/2023	(3)	—	—	—	—	57,500	1,039,600
Alethia Young	7/17/2023	(2)	—	120,000	26.21	7/17/2033	—	—
Santiago Arroyo, M.D., Ph.D.	3/31/2023	(2)	—	120,000	21.77	3/31/2033	—	—

(1)	Calculated based on the closing price per share of our ordinary shares on December 31, 2023, which was $18.08.
(2)	One-fourth of the shares subject to the option vested on the one-year anniversary of the Grant Date, and the remaining vest in 36 substantially equal monthly installments thereafter.
(3)	One-fourth of the total number of RSUs vested on the one-year anniversary of the Grant Date, and the remaining RSUs vest in 12 equal quarterly installments thereafter.

Employment and Service Arrangements with Our Named Executive Officers

Below are descriptions of our employment and service agreements and arrangements with our named executive officers.

Kevin Lee

Our subsidiary BicycleTx Limited, or BicycleTx, entered into an amended and restated service agreement with Dr. Lee effective on September 26, 2019, (as subsequently amended from time to time, the “Lee Service Agreement”).

Pursuant to the Lee Service Agreement, Dr. Lee currently serves as our Chief Executive Officer and reports to our Board. Dr. Lee’s salary is set and paid in GBP. Dr. Lee’s annual base salary for 2023 was £571,305 (or $691,450, converted by reference to the GBP : USD exchange rate on December 31, 2022 of 1.2103), and his annual base salary for 2024 has been set at £594,200 (or $756,494, converted by reference to the GBP : USD exchange rate on December 31, 2023 of 1.27313). Dr. Lee is eligible for an annual performance bonus, the target for which in 2023 was set at 65% of his annual base salary, which may be paid in cash, in whole or in part, or options to purchase our ordinary shares at Dr. Lee’s election and with the agreement of the Compensation Committee. Dr. Lee received a cash bonus for 2023 performance in the amount of $540,951. Dr. Lee’s target bonus for 2024 is set at 65% of his 2024 annual base salary. Dr. Lee is also eligible to participate in BicycleTx’s employee benefit plans generally available to BicycleTx executive employees, subject to the terms of those plans.

Dr. Lee’s employment has no specified term and can be terminated by either party by giving the other party no less than six months’ notice in writing. Dr. Lee’s employment may be terminated, immediately and without notice, pursuant to the conditions specified in the Lee Service Agreement, in which event Dr. Lee would then be entitled to certain accrued obligations and may, depending on the circumstances, be entitled to receive payment in lieu of salary and benefits for all or any part of the notice period to which he would otherwise have been entitled. If Dr. Lee’s employment is terminated as a result of his death, by BicycleTx without Cause or by Dr. Lee for Good Reason (each as defined in the Lee Service Agreement), BicycleTx will owe Dr. Lee severance pay, the amount of which will depend on whether such termination occurs within the 12-month period following a Change of Control (as defined in the Lee Service Agreement) of us. If such termination occurs within such 12-month period, Dr. Lee will be entitled to receive a payment equal to 2 times his then annual base salary and 1.5 times his then target annual performance bonus, and benefits continuation (or cash in lieu thereof) for 24 months following his termination. Any equity awards held by Dr. Lee subject to time-based vesting would also become fully vested. If such termination occurs other than within the 12-month period following a Change of Control of us, Dr. Lee will be entitled to receive a payment equal to one times his then annual base salary, and benefits continuation (or cash in lieu thereof) for 12 months following termination. In order to receive any severance under the Lee Service Agreement, Dr. Lee must sign and not revoke a separation agreement that includes a release of claims and a reaffirmation of the non-competition provisions of the Lee Service Agreement. The Lee Service Agreement also binds Dr. Lee to customary confidentiality, intellectual property and post-termination covenants.

Alethia Young

Our subsidiary Bicycle Therapeutics Inc., or Bicycle Inc., entered into an employment agreement with Ms. Young on June 22, 2023 (the “Young Employment Agreement”). Pursuant to the Young Employment Agreement, Ms. Young was appointed as our Chief Financial Officer effective July 17, 2023, reporting to our Chief Executive Officer. Ms. Young’s base salary for 2023 was $480,000, and her annual performance bonus target was 50% of her annual base salary. Ms. Young received a cash bonus for 2023 performance in the amount of $281,200. In addition, upon commencement of her employment on July 17, 2023, Ms. Young received a signing bonus of $50,000 and will receive another payment of $50,000 in the next regularly scheduled payroll period following July 17, 2024. Ms. Young must remain employed for one year following each payment to earn the applicable payment, and each payment will be repayable in full if not earned. Ms. Young also received a housing allowance (and a tax gross-up on such allowance) for a short-term rental of furnished executive housing beginning in October 2023. Ms. Young’s base salary for 2024 was increased by our Compensation Committee to $499,200. Ms. Young’s target bonus for 2024 is set at 50% of her 2024 annual base salary. Ms. Young is also eligible to participate in Bicycle Inc.’s employee benefit plans generally available to, and on the same basis as, similarly-situated employees of Bicycle Inc., subject to the terms of those plans.

Ms. Young’s employment is at will and may be terminated at any time by Bicycle Inc. or Ms. Young. In the event Ms. Young’s employment is terminated, she would then be entitled to certain accrued obligations. In the case of termination due to death or Disability (as defined in the Young Employment Agreement) only, those accrued obligations would include the annual bonus amount that Ms. Young would have otherwise earned for performance in such preceding calendar year. If Ms. Young’s employment is terminated by Bicycle Inc. without Cause or by Ms. Young for Good Reason (each as defined in the Young Employment Agreement), provided she signs and does not revoke a separation agreement that includes a release of claims and a non-competition agreement, Bicycle Inc. will pay her severance, the amount of which will depend upon whether such termination occurs within the 12-month period following a Change of Control (as defined in the Young Employment Agreement) of us. If such termination occurs within such 12-month period, Ms. Young will be entitled to receive 18 months of continued base salary, her target annual performance bonus paid in one lump sum, and payment by Bicycle Inc. of the employer portion of premiums for continued group health coverage for up to 18 months following her termination. Any equity awards held by Ms. Young subject to time-based vesting will also become fully vested. If such termination occurs other than within the 12-month period following a Change of Control of us, Ms. Young will be entitled to receive nine months of continued base salary and payment by Bicycle Inc. of the employer portion of premiums for continued group health coverage for up to nine months following termination. The Young Employment Agreement also binds Ms. Young to customary confidentiality, intellectual property and post-termination covenants.

Santiago Arroyo

Bicycle Inc. entered into an employment agreement with Dr. Arroyo on March 31, 2023 (the “Arroyo Employment Agreement”). Pursuant to the Arroyo Employment Agreement, Dr. Arroyo serves as our Chief Development Officer and reports to our Chief Executive Officer. Dr. Arroyo’s base salary for 2023 was $560,000, and his annual performance bonus target was 50% of his annual base salary. Dr. Arroyo received a cash bonus for 2023 performance in the amount of $328,000. Dr. Arroyo’s base salary for 2024 was increased by our Compensation Committee to $582,400 and Dr. Arroyo’s target bonus for 2024 is set at 50% of his 2024 annual base salary. Dr. Arroyo is also eligible to participate in Bicycle Inc.’s employee benefit plans generally available to, and on the same basis as, similarly situated employees of Bicycle Inc., subject to the terms of those plans.

Dr. Arroyo’s employment is at will and may be terminated at any time by Bicycle Inc. or Dr Arroyo. In the event Dr. Arroyo’s employment is terminated, he would then be entitled to certain accrued obligations. In the case of termination due to death or Disability (as defined in the Arroyo Employment Agreement) only, those accrued obligations would include the annual bonus amount that Dr. Arroyo would have otherwise earned for performance in such preceding calendar year. If Dr. Arroyo’s employment is terminated by Bicycle Inc. without Cause or by Dr. Arroyo for Good Reason (each as defined in the Arroyo Employment Agreement), provided he signs and does not revoke a separation agreement that includes a release of claims and a non-competition agreement, Bicycle Inc. will pay him severance, the amount of which will depend upon whether such termination occurs within the 12-month period following a Change of Control (as defined in the Arroyo Employment Agreement) of us. If such termination occurs within such 12-month period, Dr. Arroyo will be entitled to receive 18 months of continued base salary, his target annual performance bonus paid in one lump sum, and payment by Bicycle Inc. of the employer portion of premiums for continued group health coverage for up to 18 months following his termination. Any equity awards held by Dr. Arroyo subject to time-based vesting will also become fully vested. If such termination occurs other than within the 12-month period following a Change of Control of us, Dr. Arroyo will be entitled to receive nine months of continued base salary and payment by Bicycle Inc. of the employer portion of premiums for continued group health coverage for up to nine months following termination. The Arroyo Employment Agreement also binds Dr. Arroyo to customary confidentiality, intellectual property and post-termination covenants.

Other Benefits

Personal Pension Plan

We currently maintain a defined contribution retirement plan, commonly referred to in the U.K. as a personal pension plan, provided by Scottish Widows Group, through which we make contributions to each of our eligible U.K. employee’s personal pension plan accounts, in an amount selected by us. In 2023, for employees with the job title ‘director’ and above, including the applicable named executive officers, we contributed an amount equal to 12% of each participant’s basic annual earned salary to the participant’s personal pension plan account. For all other employees, this amount was equal to 10% of each participant’s basic annual earned salary, and all employees, subject to certain criteria based on their circumstances, have the option to receive the cash equivalent of this contribution at the election of the relevant employee. Each participant may also make additional contributions at his or her discretion.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are able to defer eligible compensation subject to applicable annual limits pursuant to the U.S. Internal Revenue Code of 1986, as amended (the “Code”). We have the ability to make discretionary contributions to the 401(k) plan and currently match each participant’s contribution up to a maximum of 4% of their eligible compensation. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Perquisites

We do not provide perquisites to our executive officers, other than to Ms. Young, who receives a housing allowance and related tax gross up.

Clawback Policy

In October 2023, the Compensation Committee of our Board adopted our Incentive Compensation Recoupment Policy (the “Clawback Policy”), designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The policy applies to our current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a Financial Reporting Measure (as defined in the Recoupment Policy) is subject to recoupment.

PAY VERSUS PERFORMANCE

This disclosure has been prepared in accordance with Section 953 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, and Item 402(v) of Regulation S-K under the Exchange Act (“Regulation S-K”), and does not necessarily reflect value actually received or realized by the executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance.

The following tables and related disclosures provide information about (i) the total compensation of our Chief Executive Officer (“CEO”), and the average of the total compensation of our other named executive officers (“Non-CEO NEOs”) as presented in the Summary Compensation Table (“SCT”) on page 46 of this proxy statement, (ii) the compensation actually paid (“Compensation Actually Paid”) to our CEO and the average of the Compensation Actually Paid to our Non-CEO NEOs, as calculated pursuant to the SEC’s pay versus performance rules, (iii) certain financial performance measures, and (iv) the relationship of the Compensation Actually Paid to those financial performance measures.

			Average		Value of
	Summary		Summary	Average	Fixed $100
	Compensation	Compensation	Compensation	Compensation	Investment Based on
	Table Total	Actually Paid	Table Total	Actually Paid	Total	Net
	for CEO	to CEO	for Non-CEO NEOs	to Non-CEO NEOs	Shareholder Return	Income (Loss)
Year(1)	($)(2)	($)(2)(3)(4)	($)(2)	($)(2)(3)(4)	($)(5)	$000s(6)
2023	5,540,400	625,065	2,777,279	2,039,543	100.72	(180,664)
2022	8,627,590	(6,363,603)	4,041,865	(464,022)	164.90	(112,717)
2021	4,465,319	25,665,642	1,742,286	8,967,510	339.11	(66,819)

(1)	During such time as we qualify as a “smaller reporting company” pursuant to Rule 405 of the Securities Act we are only required to include information for the past three fiscal years in this table.
(2)	The CEO for 2023, 2022 and 2021 is Kevin Lee, Ph.D., MBA. The Non-CEO NEOs for whom the average compensation is presented in this table for 2023 are Alethia Young and Santiago Arroyo, M.D., Ph.D. The Non-CEO NEOs for whom the average compensation is presented in this table for 2022 are Lee Kalowski, MBA, our former Chief Financial Officer who resigned in June 2023, Alistair Milnes and Michael Skynner, Ph.D. The Non-CEO NEOs for whom the average compensation is presented in this table for 2021 are Mr. Kalowski and Dr. Skynner.
(3)	The amounts shown as Compensation Actually Paid or average Compensation Actually Paid, as applicable, have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by our CEO and Non-CEO NEOs. These amounts reflect total compensation or average total compensation, as applicable, as set forth in the SCT for each year, adjusted as described in footnote 4 below.
(4)	Compensation Actually Paid or average Compensation Actually Paid, as applicable, reflects the exclusions and inclusions for the CEO and Non-CEO NEOs set forth below. Amounts excluded, which are set forth in the “Minus Option and Stock Awards from SCT” column below, represent the Option and Stock Awards columns of the SCT for each applicable year. Amounts added back to determine Compensation Actually Paid are set forth in the table below, as applicable: (i) the fair value as of the end of the year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end the year; and (iii) the change in fair value during the year of equity awards granted in prior years that vested during the year. No equity awards granted during any of the years presented were both granted and vested during the year. No awards granted in prior years failed to meet the applicable vesting conditions during any of the years presented. Equity award fair values used in the computations below are calculated in accordance with ASC Topic 718.

			Plus Year-End	Plus Change in	Plus Change in
	Summary	Minus Option	Fair Value of	Fair Value of	Fair Value of
	Compensation	and Stock	Unvested Equity	Unvested Equity	Prior Years’	Compensation
	Table Total	Awards from	Awards Granted	Awards Granted	Awards Vested	Actually Paid
	for CEO	SCT	During Year	in Prior Years	During Year	to CEO
Year	($)	($)	($)	($)	($)	($)
2023	5,540,400	(4,192,895)	2,219,591	(1,710,209)	(1,231,822)	625,065

			Plus Avg. Year-End	Plus Avg. Change	Plus Avg. Change
	Avg. Summary	Minus Avg.	Fair Value of	in Fair Value of	in Fair Value of	Average
	Compensation	Options and	Unvested Equity	Unvested Equity	Prior Years’	Compensation
	Table Total	Stock Awards	Awards Granted	Awards Granted	Awards Vested	Actually Paid
	for Non-CEO NEOs	from SCT	During Year	in Prior Years	During Year	to Non-CEO NEOs
Year	($)	($)	($)	($)	($)	($)
2023	2,777,279	(2,099,864)	1,362,128	—	—	2,039,543

The assumptions used in determining fair value of the share options that vested during 2023, or that were outstanding and unvested as of December 31, 2023, as applicable, are as follows:

2023
Risk-free interest rate	3.4% - 4.9%
Expected volatility	71.0% - 82.4%
Expected dividend yield	0%
Expected term (in years)	3.0 - 6.6

(5)	Cumulative Total Shareholder Return (“TSR”) illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our ordinary shares on December 31, 2020, calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Description of Relationship between Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average Compensation Actually Paid to our Non-CEO NEOs, and our cumulative TSR over the fiscal three-year period from 2021 through 2023:

Description of Relationship Between Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Net Loss over the fiscal three-year period from 2021 through 2023:

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2023. Information is included for equity compensation plans approved by our shareholders. We do not have any equity compensation plans not approved by our shareholders.

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a) (#) (1)	Weighted-average exercise price of outstanding options, warrants (b) ($) (2)	Number of securities remaining available for future issuance (excluding securities reflected in column (a)) (c) (#) (3)
Equity compensation plans approved by security holders	7,796,375	23.13	1,893,452
Equity compensation plans not approved by security holders	—	—	—
Total	7,796,375	23.13	1,893,452

(1)	Amounts include 7,469,527 options outstanding under our 2019 Share Option Plan and 2020 Plan and 326,848 RSUs outstanding under our 2020 Plan. There are no outstanding awards under the 2019 Employee Share Purchase Plan (the “ESPP”).
(2)	The calculation does not take into account the 326,848 ordinary shares subject to RSU. Such ordinary shares will be issued at the time the RSUs vest and settle, subject to a nominal fee of £0.01 per share.
(3)	Amounts reflect ordinary shares available for future issuance under our 2020 Plan and the ESPP. As of December 31, 2023, 693,039 ordinary shares remained available for issuance under the 2020 Plan and 1,200,413 ordinary shares remained available for issuance under the ESPP.

The 2020 Plan provides that on each January 1st through and including January 1, 2032, the number of ordinary shares reserved and available for issuance under the 2020 Plan will automatically increase in an amount equal to 5% of the total number of our ordinary shares outstanding on the last day of the preceding year, or a lesser number of shares determined by our Board of Directors. As of January 1, 2024, the number of ordinary shares available for issuance under the 2020 Plan increased by 1,886,294. This increase is not reflected in the table above.

The ESPP provides that on each January 1st through January 1, 2029, the number of ordinary shares reserved and available for issuance under the ESPP will automatically increase by the least of: (i) 1% of the outstanding number of ordinary shares on the immediately preceding December 31; (ii) 430,000 ordinary shares or (iii) such lesser number of shares as determined by the Compensation Committee. As of January 1, 2024, the number of ordinary shares available for issuance under the ESPP increased by 377,258. This increase is not reflected in the table above.

ADDITIONAL INFORMATION

U.K. Statutory Annual Accounts and Reports of the Board and Auditors of Bicycle Therapeutics plc for the year ended December 31, 2023

Consistent with its obligations under the Companies Act, our Board will present at the AGM our 2023 U.K. Annual Report, which has been approved by and, where appropriate, signed on behalf of our Board and will be delivered to the Registrar of Companies in the United Kingdom following the AGM. A copy of our directors’ remuneration report, including the directors’ remuneration policy, which was approved by shareholders in a binding vote at the AGM on June 13, 2023 and is unchanged this year, is included as Annex A to this proxy statement. A complete copy of our 2023 U.K. Annual Report, including the directors’ report, strategic report and auditor’s report on our U.K. accounts are being sent to you as part of the Proxy Materials. We will provide our shareholders with an opportunity to raise questions in relation to the 2023 U.K. Annual Report at the AGM.

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The Companies Act generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The Companies Act generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the Companies Act and cannot be waived by our shareholders.

Shareholder Proposals and Director Nominations for 2025 Annual General Meeting

Pursuant to the various rules promulgated by the SEC and without prejudice to the rights of a shareholder of record under the Companies Act, shareholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2025 annual general meeting of shareholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act.

In order to be considered for inclusion in our proxy statement for our 2025 annual general meeting of shareholders, shareholder proposals must be received by our Company Secretary in writing at c/o Bicycle Therapeutics plc, Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom no later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or December 16, 2024. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

Shareholder proposals submitted for consideration at our 2025 annual general meeting of shareholders, but not submitted for inclusion in our proxy statement for our 2025 annual general meeting of shareholders, must be received by our Company Secretary at our principal executive offices, Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom no later than 45 days before the anniversary of the date of the AGM, or March 30, 2025. However, if the date of the 2025 annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the AGM, the notice must be received by our Company Secretary at least 45 days prior to the date we intend to distribute our proxy materials with respect to the 2025 annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for the 2025 annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by Rule 14a-4 of the Exchange Act.

Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require us to include such resolution in our notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by us at the Office of the Company Secretary, Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United

Kingdom at least six weeks prior to the date of the 2025 annual general meeting, or, if later, at the time notice of the 2025 annual general meeting is delivered to shareholders.

In addition to satisfying the forgoing requirements under our articles of association and the Companies Act, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days before the anniversary of the AGM, or March 15, 2025.

Shareholder Rights

Under section 527 of the Companies Act, members meeting the threshold requirement set out in that section have the right to require us to publish on a website a statement setting out any matter relating to: (i) the audit of our accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with our auditor ceasing to hold office since the previous meeting at which annual accounts or reports were laid in accordance with section 437 of the Companies Act. We may not require the shareholders requesting any such website publication to pay our expenses in complying with sections 527 or 528 of the Companies Act. Where we are required to place a statement on a website under section 527 of the Companies Act, we must forward the statement to our auditor not later than the time when we make the statement available on the website. The business which must be dealt with at the AGM includes any statement that we have been required, under section 527 of the Companies Act, to publish on a website.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single set of Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the Proxy Materials. A single set of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker or us. Direct your written request to Bicycle Therapeutics plc, Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom, Attn: Jim Sutcliffe, Company Secretary. Shareholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Questions

If you have any questions or need more information about the AGM please write to us at:

Bicycle Therapeutics plc

Attn: Jim Sutcliffe, Company Secretary

Blocks A & B, Portway Building, Granta Park

Great Abington

Cambridge, CB21 6GS

United Kingdom

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is available without charge upon written request to: Company Secretary, Bicycle Therapeutics plc, Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom.

Annex A

Directors’ Remuneration Report

Annual Statement from the Chair of the Compensation Committee

Dear Shareholders,

As the Chair of the Compensation Committee (the “Committee”), I am pleased to present, on behalf of the board of directors (the “Board”) of Bicycle Therapeutics plc (the “Parent Company” and, together with its subsidiaries, the “Company”, “Bicycle”, “our”, “we” or “us”), the Directors’ Remuneration Report for the year ended 31 December 2023 (the “Remuneration Report”), which is the Company’s fifth such report following the Parent Company’s initial public offering (the “IPO”) and listing on The Nasdaq Stock Market (“NASDAQ”) on 23 May 2019.

The Remuneration Report will be subject to an advisory vote at the forthcoming Annual General Meeting to be held on 16 May 2024 (the “AGM”). There are no other matters that the Parent Company requires approval for under Chapter 4A of Part 10 of the Companies Act 2006. The Directors’ Remuneration Policy (the “Remuneration Policy”) was approved by the shareholders at the Parent Company’s most recent AGM on 13 June 2023. Following the IPO in May 2019, this will be the Parent Company’s fifth AGM as a listed company.

Introduction

Our shareholders approved our Remuneration Policy at our most recent AGM on 13 June 2023. We believe that our approved Remuneration Policy provides an appropriate framework to meet our objectives to establish a broad range of remuneration programs and policies that both compensate and incentivise directors and senior executives to deliver growth in a long-term and sustainable manner, and that are aligned strategically with our shareholders to appropriately position the Company as a global biopharmaceutical company.

As we move into 2024 and beyond, the Committee’s role will be to continue to ensure that directors and senior executives are appropriately compensated and incentivised to deliver growth in a long-term and sustainable manner, and to continue establishing remuneration programs that are grounded in market practice, effective at driving proper executive behaviours, clearly link pay and performance and are cost-efficient overall to shareholders. Key considerations that guided the establishment of our Remuneration Policy and which will guide its implementation are described in more detail on page A-3 of the Remuneration Report. The Remuneration Policy will be renewed every three years (unless a revised policy is approved by the shareholders).

The global marketplace for talent

We are a biopharmaceutical company headquartered in the U.K. and with operations in both the U.K. and the U.S. Given that the market for experienced directors and biopharmaceutical executive talent, particularly in the U.S., is very competitive, the Committee references the U.S. market as the leading indicator for executive and director remuneration levels and practices. This will help attract and retain directors and motivate the superior executive talent needed to successfully manage the Company’s complex global operations. Being consistent in this market view of the U.S. as the primary benchmark for remuneration practices for our Executive and Non-Executive Directors is key for us as we build our global operations in a manner designed to deliver sustainable long-term growth and shareholder value.

In taking any actions, the Committee is mindful of the general U.K. compensation framework, including investor bodies’ guidance and the U.K. Corporate Governance Code, and has considered these when determining the remuneration programs and policies where it believes they best serve the long-term interests of shareholders.

Pay for performance

We believe that a significant portion of the remuneration of our Executive Director should be based on achieving objectives designed to create inherent value for us, and ultimately on achieving value creation for our shareholders. In line with this belief, the compensation of our Executive Director includes short term incentives based on corporate and personal goals. Similarly, all directors receive equity incentives designed to reward long-term value creation for our shareholders.

Directors’ Remuneration Report (continued)

2023 remuneration outcome

As outlined above, a core principle of Bicycle’s Remuneration Policy is the link between pay and performance. In the financial year 2023 (being the year ended 31 December 2023), the annual bonus paid to Kevin Lee, our Chief Executive Officer (“CEO”), was determined by the Board following an assessment of the corporate and personal objectives achieved in the year. Kevin Lee received a bonus of 117% of his target bonus, which resulted in a total bonus pay out of 76% of salary earned for the financial year 2023. The bonus was paid in cash in February 2024. This outcome was based on achievements versus goals in the following key areas: Corporate Development, Clinical Development, Financial and Organisational Development. In considering the above outcomes, the Committee assessed whether the outcomes reflected the underlying performance of the Company and concluded that no discretionary adjustments were required, and no discretions were exercised in relation to any other director’s remuneration. Please see the remainder of the Remuneration Report for additional detail on this bonus outcome and the pay for performance linkage.

Kevin Lee also received two equity-based awards on 3 January 2023, being (i) an option grant over 115,000 shares with an exercise price of $29.60, and (ii) an RSU grant over 57,500 shares, as well as an additional bonus of £15,000 for his work and contribution to the entry into the Bayer and Novartis collaborations.

Some of the key highlights of the 2023 year included:

●	Announcement of clinical updates for the ongoing Phase I/II clinical trials for BT8009, BT5528 and BT7480;
●	Alignment with the FDA on the design of a Phase II/III registrational trial for BT8009, called Duravelo-2, which was initiated and commenced recruiting patients in the first quarter of 2024;
●	Announcement that BT8009 was granted Fast Track Designation by the FDA;
●	BT8009 selected to participate in the Chemistry, Manufacturing and Controls (CMC) Development and Readiness Pilot Program recently launched by the FDA;
●	Entry into major strategic collaborations with Bayer and Novartis in radiopharmaceuticals; and
●	Successful public offering with net proceeds of approximately $215.1 million in July 2023.

Other than determining remuneration outcomes and making grants, the Committee made no major decisions, and no significant changes were made, in relation to director remuneration during the financial year 2023.

Conclusion

The Committee believes the proposals put forth in this report will properly motivate our directors and senior executives to deliver sustainable growth and shareholder value over the long term and do so in a responsible and cost-efficient manner.

I hope that you find the information in this report helpful and I look forward to your support at our AGM.

Yours sincerely,

Veronica Jordan
Chair of the Compensation Committee
, 2024

Directors’ Remuneration Report (continued)

Remuneration Policy

This part of the Remuneration Report sets out the Remuneration Policy and has been prepared in accordance with the Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013, the Companies (Miscellaneous Reporting) Regulations 2018, and the Companies (Directors’ Remuneration Policy and Directors’ Remuneration Report) Regulations 2019.

The Remuneration Policy was approved by shareholders in a binding vote at the most recent AGM on 13 June 2023 and took effect from the date of approval and will continue to apply for a maximum period of three years (or until a revised policy is approved by shareholders). The Remuneration Policy is unchanged this year, and as such is not subject to a shareholder vote.

The scenario charts have been updated to reflect the intended application of the approved policy for the 2023 financial year and references to prior financial years have been updated where appropriate to aid understanding. A copy of the shareholder-approved policy (including the scenario charts for the 2022 financial year) is in the Annual Report and Financial Statements for the Year Ended 31 December 2022, which is available on the Company’s website.

Key considerations when determining the Remuneration Policy

The Committee designed the Remuneration Policy with a number of specific objectives in mind. The Remuneration Policy should:

●	attract, retain and motivate high calibre senior management and focus them on the delivery of the Company’s strategic and business objectives;
●	encourage a corporate culture that promotes the highest level of integrity, teamwork and ethical standards;
●	be competitive against appropriate market benchmarks (being predominantly the U.S. biotech sector) and have a strong link to performance, providing the ability to earn above-market rewards for strong performance;
●	be simple and understandable, both internally and externally;
●	encourage increased equity ownership to motivate executives in the overall interests of shareholders, the Company, employees and customers; and
●	take due account of good governance and promote the long-term success of the Company.

In seeking to achieve the above objectives, the Committee is mindful of the views of a broad range of stakeholders in the business and accordingly takes account of a number of factors when setting remuneration including: market conditions; pay and benefits in relevant comparator organisations; terms and conditions of employment across the Company; the Company’s risk appetite; the expectations of institutional shareholders; and any specific feedback received from shareholders and other stakeholders.

Remuneration Policy table

The table in the following pages sets out, for each element of pay, a summary of how remuneration is structured and how it supports the Company’s strategy.

Directors’ Remuneration Report (continued)

Executive Directors

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Base salary

To recruit and retain Executive Directors of the highest calibre who are capable of delivering the Company’s strategic objectives, reflecting the individual’s experience and role within the Company.

Base salary is designed to provide an appropriate level of fixed income to avoid any over-reliance on variable pay elements that could encourage excessive risk taking.

Salaries are normally reviewed annually, and changes are generally effective from 1 January each year.

The annual salary review for Executive Directors takes a number of factors into consideration, including:

•

business performance;

•

salary increases awarded to the overall employee population;

•

skills and experience of the individual over time;

•

scope of the individual’s responsibilities;

•

changes in the size and complexity of the Company;

•

market competitiveness assessed by periodic benchmarking; and

•

the underlying rate of inflation.

If salary is set in USD but paid to a U.K.-based Executive Director it will be converted and paid in GBP pursuant to the terms of the applicable service agreement or company policy (as amended from time to time).

Whilst there is no prescribed formulaic maximum, any increases will take into account prevailing market and economic conditions and the approach to employee pay throughout the organisation.

In assessing base salaries, the Committee takes into account market data, but does not target a specific percentile when setting pay levels, rather considers it as one factor along with several others including Company and individual performance, tenure, past experiences and expected future contributions. Base salary increases are awarded at the discretion of the Committee; however, salary increases will normally be no greater than the general increase awarded to the wider workforce, in percentage of salary terms unless the salary is meaningfully below peers.

In addition, a higher increase may be made where an individual had been appointed to a new role at below-market salary while gaining experience. Subsequent demonstration of strong performance may result in a salary increase that is higher than that awarded to the wider workforce.

Not performance related.

Directors’ Remuneration Report (continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Benefits

Reasonable benefits-in-kind are provided to support Executive Directors in carrying out their duties and assist with retention and recruitment.

The Company aims to offer benefits that are in line with market practice.

The main benefits currently provided include private health insurance, long-term disability, critical illness and death in service.

Under certain circumstances the Company may offer relocation allowances or assistance. Expatriate benefits may be offered where relevant including fees for tax advice associated with completion of international tax returns and, if relevant, any gross-up for tax.

Travel, accommodation and any reasonable business-related expenses (including tax thereon) may be reimbursed.

Executive Directors may become eligible for other benefits in future where the Committee deems it appropriate. Where additional benefits are introduced for the wider workforce, Executive Directors may participate on broadly similar terms.

Executive Directors are eligible to participate in the Company’s all-employee share plans on the same terms as other employees in the jurisdiction in which they are engaged.

		Not applicable	Not performance related.

Directors’ Remuneration Report (continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics

Pensions The Company aims to provide a contribution towards life in retirement.	Executive Directors are eligible to receive employer contributions to the Company’s Group Personal Pension Scheme or a salary supplement in lieu of pension benefits, or a mixture of both.	Up to 12% of salary per annum for Executive Directors, C-level executives and senior managers. The rest of the workforce is up to 10%.	Not performance related.
Annual Performance Bonus

The annual bonus scheme rewards the achievement of stretching objectives that support the Company’s corporate goals and delivery of the business strategy.

Bonuses are determined based on annual corporate and personal performance measures and targets that are agreed between the Executive Directors and the Board (following the Committee’s recommendation) for each financial year.

Bonuses may be paid in cash or in equity awards.

Payment of bonuses is conditional on the Executive Directors being in employment (and not having served notice of termination). A deferral period may be applied to bonuses.

The Committee may, in appropriate circumstances, override the formulaic outcome to amend the bonus payout or provide for an additional bonus payment, should this not, in the view of the Committee, reflect overall business performance or individual contribution.

The maximum target bonus opportunity for Executive Directors is 80% of salary, with a maximum bonus opportunity of up to two times the target opportunity.

For threshold performance, no more than 50% of target bonus may be payable.

For 2023, the target bonus opportunity for Executive Directors will be no more than 65% of salary, with a maximum bonus opportunity of up to 150% of the target opportunity. In addition there is an opportunity based on personal objectives to receive up to an additional 50% of the total bonus outcome (i.e. a maximum total of 146% of salary).

The Committee may, in appropriate circumstances, waive the maximum target bonus opportunity for Executive Directors where an additional bonus payout is made to reflect overall business performance or individual contribution.

Performance measures are determined by the Committee each year and may vary to ensure that they promote the Company’s business strategy and shareholder value.

The performance measures may include financial, strategic and/or personal objectives.

The Committee may alter the bonus outcome (up or down) if it considers that the pay-out derived from a formula is inconsistent with the Company’s overall performance, taking account of any factors it considers relevant. This will help ensure that payments reflect overall Company performance during the period.

The Committee may, in appropriate circumstances, disapply any performance measures or award a bonus without such performance measures, should they not, in the view of the Committee, reflect overall business performance or individual contribution.

Directors’ Remuneration Report (continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics

2019 Share Option Plan (“SOP”)

The SOP is designed to incentivise the successful execution of business strategy over the longer term and provide long-term retention.

Facilitates share ownership to provide further alignment with shareholders.

No new options will be granted under the SOP.

Awards will typically be granted annually, in the form of options although may also be granted more or less frequently.

Options are typically subject to vesting over a four-year period, with 25% of the award vesting on the first anniversary of the grant, and the remainder vesting in equal monthly instalments thereafter. The Committee may vary the vesting schedule of options as it considers appropriate.

The Committee may unilaterally modify the terms of equity awards, in particular to reprice underwater options to provide for a lower exercise price.

The Committee has discretion to decide whether and to what extent any deferral or holding period applies to options or to the shares acquired on the exercise of options.

There is no defined maximum opportunity under the SOP. However, the Committee will generally work within the benchmarking guidelines provided by our compensation consultants. We seek to establish equity-based remuneration competitive to that offered by a set of comparable companies with whom we may compete for talent.

Performance conditions may apply to awards. Such conditions may be strategic objectives which may include milestones events, financial, strategic and/or personal objectives.

Share options are granted with an exercise price no less than the fair market value of the shares on the date of grant. Accordingly, share options will only have value to the extent the Company’s share price appreciates following the date of grant.

Any performance conditions set will be designed to incentivise performance in support of the Company’s strategy and business objectives.

The Committee has flexibility to vary the mix of measures or introduce new measures for each subsequent award taking into account business priorities at the time of grant.

The Committee may amend, relax or waive performance conditions if it considers that they have become unfair or impractical. This will help ensure that vesting reflects overall Company performance during the period.

Options vest in full on a change of control.

Directors’ Remuneration Report (continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics

2020 Equity Incentive Plan (“EIP”) (or any supplemental or successor equity plan)

The EIP is designed to incentivise the successful execution of business strategy over the longer term and provide long-term retention.

Facilitates share ownership to provide further alignment with shareholders.

Awards may be granted in the form of options, share appreciation rights, restricted shares, restricted share units or such other form as may be permitted under the EIP or by any other equity incentive plan operated by the Company from time to time.

Awards will typically be granted annually to continuing employees, although may also be granted more or less frequently.

Awards are typically subject to vesting over a four-year period, with 25% of the award vesting on the first anniversary of the grant, and the remainder vesting either in equal monthly or quarterly instalments thereafter. The Committee may vary the vesting schedule of awards as it considers appropriate.

The Committee has discretion to decide whether and to what extent any deferral or holding period applies to awards or to the shares acquired following the vesting of awards.

The Committee may unilaterally modify the terms of share options, in particular to reprice underwater options to provide for a lower exercise price.

There is no defined maximum opportunity under the EIP. However, the Committee will generally work within the benchmarking guidelines provided by our compensation consultants. We seek to establish equity-based remuneration competitive to that offered by a set of comparable companies with whom we may compete for talent.

Performance conditions may apply to awards. Such conditions may be strategic objectives which may include milestones events, financial, strategic and/or personal objectives.

Any performance conditions set will be designed to incentivise performance in support of the Company’s strategy and business objectives.

The Committee has flexibility to vary the mix of measures or introduce new measures for each subsequent award taking into account business priorities at the time of grant.

The Committee may amend, relax or waive performance conditions if it considers that they have become unfair or impractical. This will help ensure that vesting reflects overall Company performance during the period. Awards vest in full on a change of control.

Directors’ Remuneration Report (continued)

Chair and Non-Executive Directors

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Fees and benefits
To attract Non-Executive Directors who have a broad range of experience and skills to provide independent judgement on issues of strategy, performance, resources and standards of conduct.

Non-Executive Directors receive an annual retainer paid in cash, comprising a base fee plus additional fees for Committee Chairpersonship or membership. Such fees are set based on peer group comparator data.

Non-Executive Directors who participate and serve on any membership committee or advisory board of or for the Company may also receive a retainer paid in cash annually or for each meeting attended. Such fees are set based on peer group comparator data.

The Chair’s fee is reviewed annually by the Committee (without the Chair present). Fee levels for the Non-Executive Directors are determined by directors upon the recommendation of the Committee.

When reviewing fee levels, account is taken of market movements in fee levels, Board committee responsibilities, ongoing time commitments and the general economic environment.

In exceptional circumstances, if there is a temporary yet material increase in the time commitments for Non-Executive Directors, the Board may pay additional fees to recognise that additional workload.

When reviewing fee levels, account is taken of market movements in the fees of Non-Executive Directors, Board Committee responsibilities and ongoing time commitments, as well as the underlying rate of inflation.

Actual fee levels are disclosed in the Directors’ Remuneration Report for the relevant financial year.

Not performance related.

Directors’ Remuneration Report (continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Fees and Benefits (continued)

Non-Executive Directors ordinarily do not participate in any pension, bonus or performance-based share incentive plans. Travel, accommodation and other business-related expenses incurred in carrying out the role as well as fees for tax advice associated with completion of international tax returns will be paid by the Company including, if relevant, any gross-up for tax.

Tax equalisation benefits may be provided to Non-Executive Directors who are required to relocate or become tax resident in a new jurisdiction.

Non-Executive Director fees are generally denominated and paid in USD but may be denominated and/or paid in GBP, USD, or a combination depending on the personal situation of each Non-Executive Director. Any currency conversions are calculated in accordance with the applicable Company procedure from time to time.

Non-Executive Director fees in respect of those Non-Executive Directors who are appointed by an investor (or group of investors) in the Parent Company may be paid to those investor(s) on behalf of the relevant Non-Executive Director.

Non-Executive Director fees are payable in arrears in twelve monthly instalments, subject to deduction of applicable income tax or national insurance which the Company is required by law to deduct and any other statutory deductions, provided that the amount of such payment shall be prorated for any portion of such month during which the Non-Executive Director was not serving.

Directors’ Remuneration Report (continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Equity Awards
To facilitate share ownership and provide alignment with shareholders.

Non-Executive Directors may receive equity awards under the EIP (or options, share appreciation rights, restricted shares, restricted share units or such other form as may be permitted by any other equity incentive plan operated by the Company from time to time).

Non-Executive Directors will generally receive an initial equity award upon appointment or election. Initial equity awards normally vest over a period of three years from the date of appointment, subject generally to continued service.

In addition, Non-Executive Directors may be granted awards annually with such time-based vesting terms as the Committee may determine. If a new Non-Executive Director joins the Board following the date of grant of an annual grant in any calendar year, such Non-Executive Director will be granted a pro rata portion of the next annual grant, based on the time between his or her appointment and the date of such annual grant.

The Committee may, in its sole discretion, provide for deferred settlement of RSUs awarded to a Non-Executive Director.

Additional grants may be made during a year of appropriate in the circumstances.

The Committee may unilaterally modify the terms of equity awards, in particular to reprice underwater options to provide for a lower exercise price.

There is no maximum award level for equity awards to Non-Executive Directors.

The size of the equity awards is determined by the full Board, upon recommendation of the Compensation Committee.

When reviewing award levels, account is taken of market movements in equity awards, Board committee responsibilities, ongoing time commitments and the general economic conditions.

Not performance related. Awards vest in full on a change of control.

Directors’ Remuneration Report (continued)

Notes to the policy table

Legacy arrangements

For the duration of this Remuneration Policy, the Company will honour any commitments made in respect of current or former directors before the date on which either: (i) the Remuneration Policy becomes effective; or (ii) an individual becomes a director, even when not consistent with the Remuneration Policy set out in this report or prevailing at the time such commitment is fulfilled, in each case subject to the terms of any prior policy in place at the time such awards or commitments were granted or made, if applicable. For the avoidance of doubt, all outstanding historic awards that were granted in connection with, or prior to, listing on Nasdaq and/or under the SOP remain eligible to vest based on their original or modified terms.

Payments may be made in respect of existing awards under the SOP and the Committee may exercise any discretions available to it in connection with such awards in accordance with the rules of the SOP and relevant award documentation. Options granted under the SOP vest in full on a change of control.

Payments may be made in respect of consultancy services provided by Pierre Legault pursuant to a consulting agreement entered into between Stone Sunny Isles, Inc., and Stone Atlanta Estates LLC, the successor-in-interest to Stone Sunny Isles, Inc., and Bicycle Therapeutics Inc. dated 15 March 2019 pursuant to which it has agreed to make available Pierre Legault to provide advisory services to us as requested by our Board of Directors or our chief executive officer. In consideration for the provision of the advisory services, we paid a monthly retainer of £12,032 during the year ended 31 December 2023 (2022: £11,459), which is billed in U.S. dollars. Pierre Legault is the President, Treasurer and Director of Stone Sunny Isles, Inc., and Stone Atlanta Estates LLC, the successor-in-interest to Stone Sunny Isles, Inc.

Performance conditions

The choice of annual bonus performance metrics reflects the Committee’s belief that any incentive remuneration should be appropriately challenging and tied to the delivery of key strategic objectives intended to ensure that Executive Directors are incentivised to deliver across a range of objectives for which they are accountable. The Committee has retained flexibility on the specific measures which will be used to ensure that any measures are fully aligned with the strategic imperatives prevailing at the time they are set.

The targets for the bonus scheme for the forthcoming year will be set out in general terms, subject to limitations with regards to commercial sensitivity. The full details of the targets will be disclosed when they are in the public domain and are no longer considered commercially sensitive.

Where used, performance conditions applicable to EIP awards (or other equity incentive plans operated by the Company from time to time) will be aligned with the Company’s objective of delivering superior levels of long-term value to shareholders. Prior to each award, the Committee has flexibility to select measures that are fully aligned with the strategy prevailing at the time awards are granted.

The Committee will review the calibration of targets applicable to the annual bonus, and the EIP in years where performance measures apply, annually to ensure they remain appropriate and sufficiently challenging, taking into account the Company’s strategic objectives and the interests of shareholders.

Recovery and withholding

The Company does not currently have a policy on recovery and withholding. The Committee reserves the right to make any remuneration payments subject to withholding or recovery in appropriate circumstances and to establish a policy on recovery and withholding in the future.

Differences in remuneration policy between Executive Directors and other employees

The overall approach to reward for employees across the workforce is a key reference point when setting the remuneration of the Executive Directors. When reviewing the salaries of the Executive Directors, the Committee pays close attention to pay and employment conditions across the wider workforce and in normal circumstances the increase for Executive Directors will be no higher than the average increase for the general workforce.

Directors’ Remuneration Report (continued)

The key difference between the remuneration of Executive Directors and that of our other employees is that, overall, at senior levels, remuneration is increasingly long-term, and ‘at risk’ with an emphasis on performance-related pay linked to business performance and share-based remuneration. This ensures that remuneration at senior levels will increase or decrease in line with business performance and provides alignment between the interests of Executive Directors and shareholders. In particular, long-term incentives are provided only to the most senior executives as they are reserved for those considered to have the greatest potential to influence overall levels of performance.

Committee discretion in operation of variable pay schemes

The Committee operates under the powers it has been delegated by the Board. In addition, where relevant, it complies with rules that are either subject to shareholder approval or by approval from the Board. These rules provide the Committee with certain discretions which serve to ensure that the implementation of the Remuneration Policy is fair, both to the individual director and to the shareholders. The Committee also has discretions to set components of remuneration within a range, from time to time. Where appropriate, the extent of such discretions is set out in the relevant rules and/or described in the policy table above. To ensure the efficient administration of the variable incentive plans outlined above, the Committee will apply certain operational discretions.

These include the following:

●	selecting the individuals who will receive awards under the plans on an annual basis;
●	determining the timing of grants of awards and/or payments;
●	determining the quantum of awards and/or payments;
●	determining the choice (and adjustment) of any performance measures and targets, vesting schedules, exercise prices (where applicable), option repricing (where applicable) and other award terms for each incentive plan;
●	determining the extent of vesting, including for leavers;
●	making the appropriate adjustments (including to any performance targets) required in certain circumstances, for instance for changes in capital structure;
●	determining “good leaver” status and the impact of certain corporate events, if applicable, for incentive plan purposes and determining and applying the appropriate treatment;
●	interpreting the plan rules and award agreements where necessary; and
●	undertaking the annual review of weighting of performance measures and setting targets for the annual bonus plan and other incentive schemes, where applicable, from year to year.

If an event occurs which results in the annual bonus plan or EIP (where performance conditions apply) performance conditions and/or targets being deemed unfair or impractical (e.g. material acquisition or divestment), the Committee will have the ability to make amend, relax or waive (and/or recommend such alterations to the Board for approval) to the measures and/or targets and alter weightings. Any use of the above discretion would, where relevant, be explained in the Annual Report on Remuneration and may, as appropriate, be the subject of consultation with the Parent Company’s major shareholders.

The Committee retains the discretion to award ad hoc bonus payments outside the annual bonus plan, if an event or circumstance occurs in which the annual bonus plan does not reflect the overall business performance, individual contribution or external factors which impacts the workforce. Any use of the above discretion would, where relevant, be explained in the Annual Report on Remuneration and may, as appropriate, be the subject of consultation with the Parent Company’s major shareholders.

The Committee may make minor amendments to the Remuneration Policy (for regulatory, exchange control, tax or administrative purposes or to take account of a change in legislation) without obtaining shareholder approval for that amendment.

Directors’ Remuneration Report (continued)

Shareholder views

The Board is committed to dialogue with shareholders and intends to engage directly with them and their representative bodies when considering any significant changes to our remuneration arrangements. The Committee will consider shareholder feedback received following the AGM, as well as any additional feedback and guidance received from time to time. This feedback will be considered by the Committee as it develops the Company’s remuneration framework and practices going forward. Assisted by its independent adviser, the Committee also actively monitors developments in the expectations of institutional investors and their representative bodies.

Employment conditions

The Committee is regularly updated throughout the year on pay and conditions applying to Company employees. Where significant changes are proposed to employment conditions and salary levels elsewhere in the Company these are highlighted for the attention of the Committee at an early stage and the Committee will take such employment considerations into account when setting directors’ remuneration.

Whilst the Committee does not currently consult directly with employees regarding its policy for directors, the Committee is considering the best method of bringing the employee voice to the boardroom.

Other remuneration policies

Remuneration for new appointments

Where it is necessary to appoint or replace an Executive Director or to promote an existing Executive Director, the Committee’s approach when considering the overall remuneration arrangements in the recruitment of a new Executive Director is to take account of the calibre, expertise and responsibilities of the individual, his or her remuneration package in their prior role and market rates. Remuneration will be in line with the Remuneration Policy and the Committee will not pay more than is necessary to facilitate their recruitment.

The remuneration package for a new Executive Director will be set in accordance with the terms of the Company’s approved remuneration policy in force at the time of appointment. Further details are provided below:

Salary

The Committee will set a base salary appropriate to the calibre, experience and responsibilities of the new appointee. In arriving at a salary, the Committee may take into account, amongst other things, the market rate for the role and internal relativities.

The Committee has the flexibility to set the salary of a new Executive Director at a lower level initially, with a series of planned increases implemented over the following few years to bring the salary to the desired positioning, subject to individual performance.

In exceptional circumstances, the Committee has the ability to set the salary of a new Executive Director at a rate higher than the market level to reflect the criticality of the role and the experience and performance of the individual.

Benefits

Benefits will be consistent with the principles of the policy set out on page A-5. The Company may award certain additional benefits and other allowances including, but not limited to, those to assist with relocation support, temporary living and transportation expenses, educational costs for children, reimbursement of fees for tax advice associated with completion of international tax returns and tax equalisation to allow flexibility in employing an overseas national.

Pension benefits

A maximum employer pension contribution of 12% of salary (or equivalent cash allowance) may be payable for external appointments. For an internal appointment, his or her existing pension arrangements may continue to operate. Any new Executive Director based outside the UK will be eligible to participate in pension or pension allowance, insurance and other benefit programmes in line with local practice.

Annual bonus	The maximum target bonus opportunity is 80% of base salary and the maximum bonus opportunity for new appointments is 225% of their target bonus.

Directors’ Remuneration Report (continued)

Other cash or equity-based awards

Executive Directors may receive awards under the EIP (or other equity incentive plan operated by the Company from time to time) on appointment. The Committee will assess and determine the award level, award vehicle, performance conditions and vesting schedule for each individual on a case-by-case basis. In addition, Executive Directors are eligible to participate in the Company’s all-employee share plans on the same terms as other employees in the jurisdiction in which they are engaged.

In addition, the Committee may offer additional cash and/or equity-based elements in order to “buy-out” remuneration relinquished on leaving a former employer. Any awards made in this regard may have no performance conditions, or different performance conditions, or a different vesting schedule compared to the Company’s existing plans, as the Committee considers appropriate.

Depending on the timing and responsibilities of the appointment, it may be necessary to set different annual bonus or EIP performance measures and targets as applicable to other Executive Directors.

The terms of appointment for a Non-Executive Director would be in accordance with the approved remuneration policy for Non-Executive Directors in force at the time of the appointment.

Service contracts and termination policy

Executive Directors have rolling service agreements (entered into with the Parent Company or a subsidiary thereof) which may be terminated in accordance with the terms of these agreements. The period of notice for Executive Directors (to be given by the employer or the Executive Director) will not normally exceed 6 months. Executive Directors’ service agreements are available for inspection at the Parent Company’s registered office during normal business hours and will also be available to the public if required to be filed by the Parent Company with the SEC. The terms of the current Executive Director’s service contract are:

Name	Position	Date of service contract	Notice period
Kevin Lee	Chief Executive Officer	26 September 2019	6 months either party

The Company’s policy on remuneration for Executive Directors who leave the Company is set out below. The Committee will exercise its discretion when determining amounts that should be paid to leavers (other than in respect of the relevant leaver’s contractual entitlements which will be respected), taking into account the facts and circumstances of each case. Where applicable, the Company may elect to make a payment in lieu of notice (“PILON”) equivalent in value to basic salary and contractual benefits for any unexpired portion of the notice period (but excluding any annual bonus or holiday entitlement that would have otherwise accrued during the notice period).

Where the Executive Director is terminated by the Company without “Cause” (as defined in the service agreement), by the Executive Director for “Good Reason” (as defined in the service agreement), or on the Executive Director’s death, severance pay in addition to any potential PILON and any entitlements in respect of the year to the date of termination in accordance with the applicable terms shall be paid to an Executive Director as set out below, subject to the Executive Director signing a waiver of claims:

Directors’ Remuneration Report (continued)

Element of pay / benefit	Termination other than within 12 months after a relevant “Change in Control” (as defined in the service agreement)	Termination within 12 months after a relevant “Change in Control” (as defined in the service agreement)
Salary	A lump sum payment equal to 12 months’ salary payable.	A lump sum payment equal to 24 months’ salary payable.
Contractual benefits	A lump sum payment equal to the cost to the Company of providing contractual benefits for 12 months (or continuation of such benefits).	A lump sum payment equal to the cost to the Company of providing contractual benefits for 24 months (or continuation of such benefits).
Annual bonus	Not applicable.	A lump sum payment equal to 1.5 times target bonus will be paid.
Share Option Plan (legacy awards)

Options treated in accordance with plan rules.

Good leavers may exercise their options to the extent vested at the time of termination within 12 months after termination.

The Committee has the discretion to accelerate vesting in whole or in part, to extend the exercise window, and/or to waive any applicable performance conditions in whole or in part.

Options subject to time-based vesting (only) accelerate, vest and become exercisable in full. Options subject to performance conditions treated in accordance with plan rules (as described at left).
Equity Incentive Plan	Awards treated in accordance with plan rules. Unless otherwise determined by the Committee, unvested equity awards lapse on the date of termination of employment.	Awards vest in full on a change of control.

The Company is unequivocally against rewards for failure; the circumstances of any departure, including the individual’s performance, would be taken into account in every case. Statutory redundancy payments may be made. Service agreements may be terminated summarily without notice (or on shorter notice periods) and without payment in lieu of notice in certain circumstances, such as gross misconduct or any other material breach of the obligations under their employment contract. The Company may require the individual to work during their notice period or may place them on garden leave during which they would be entitled to full pay and benefits.

Except in the case of gross misconduct or resignation, the Company may at its absolute discretion reimburse for reasonable professional fees relating to the termination of employment and, where an Executive Director has been required to re-locate, to pay reasonable repatriation costs, including possible tax exposure costs and/or settle any other amount the Committee considers reasonable including any statutory entitlements or sums to settle or compromise claims or potential claims in connection with a termination (including, at the discretion of the Committee, reimbursement for legal advice and provision of outplacement services).

Policy on external appointments

The Board believes that it may be beneficial to the Company for executives to hold certain roles outside the Company provided that the Company’s business takes priority. Any such appointments are subject to approval by the Board and the director may retain any fees received. Kevin Lee is currently a director of Alchemab Therapeutics Limited and Macomics Limited. During the year ended 31 December 2023, he received an aggregate of £75k during the year ended 31 December 2023 (2022: £60k) per annum in fees related to external appointments.

Directors’ Remuneration Report (continued)

Non-Executive Directors’ terms of engagement

Each of the Non-Executive Directors is engaged under a Non-Executive Director appointment letter. Each appointment is normally terminable by either party on no more than three months’ written notice (or, in some cases, payment in lieu of notice), but may be terminated immediately in certain circumstances. Under our articles of association, our Board is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. In the event of termination, the Chair and Non-Executive Directors are only entitled to fees accrued to the date of termination together with reimbursement of expenses properly incurred before that date.

The dates of appointment of each of the Non-Executive Directors serving at 31 December 2023 are summarised in the table below. The Parent Company was incorporated on 27 October 2017.

Non-Executive Directors	Date of appointment letter	Date of appointment
Janice Bourque	18 July 2019	18 July 2019
Jose-Carlos Gutierrez-Ramos	17 March 2021	17 March 2021
Veronica Jordan	30 October 2019	30 October 2019
Richard Kender	20 July 2019	18 July 2019
Pierre Legault (Chairman)	15 March 2019	15 March 2019
Sir Gregory Winter	24 May 2019	4 December 2017

At the time of the IPO in May 2019 all Non-Executive Directors then appointed except Pierre Legault entered into new letters of appointment which took effect conditional upon completion of the IPO. Janice Bourque, Richard Kender, Veronica Jordan and Jose-Carlos Gutierrez-Ramos each entered into letters of appointment at the time of their appointment to the Board.

Non-Executive Directors’ letters of appointment are available for inspection at the Parent Company’s registered office during normal business hours and will be available for inspection at the AGM.

A company affiliated with Pierre Legault, Stone Sunny Isles, Inc., and Stone Atlanta Estates LLC, the successor-in-interest to Stone Sunny Isles, Inc., has also entered into a consulting agreement with Bicycle Therapeutics Inc. dated 15 March 2019 under which it will procure the provision of consulting services by Pierre Legault to the Parent Company and is paid a monthly retainer of £12,032 during the year ended 31 December 2023 (2022: £11,459), which is billed in U.S. dollars for these services. This consulting agreement is terminable on three months’ written notice (or payment in lieu of notice).

Directors’ Remuneration Report (continued)

Remuneration scenario for Executive Director

The charts below show an estimate of the 2024 remuneration package for the Executive Director under three assumed performance scenarios and these scenarios are based on the Remuneration Policy set out above which will be applicable if it is approved. No performance obligations apply to equity-based awards so they are not included.

Minimum (comprising fixed pay only)

Base salary as of 1 January 2024 of $756k, converted by reference to the GBP : USD exchange rate on 31 December 2023 of 1.27313, cash in lieu of pension of 12% of base salary net of employer National Insurance costs of the cash in lieu and benefits of $2k.

Target

Fixed pay as above.

Assumes target bonus of 65%.

Maximum

 Fixed pay as above.

Assumes maximum bonus payout of 146%.

Directors’ Remuneration Report (continued)

Annual Report on Remuneration

This part of the report has been prepared in accordance with Part 3 of The Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013 and section 420 of the Companies Act 2006. The Annual Report on Remuneration and the Annual Statement by the Chair of the Compensation Committee will be put to a single advisory shareholder vote at the AGM to be held on 16 May 2024. The information from the single total figure of directors’ remuneration on page A-20 to the end of the section on payments to former directors and for loss of office on page A-24 has been audited. The remainder of the Annual Report on Remuneration is unaudited.

Compensation Committee

The current members of the Committee, who are all independent and have been members for the whole year, are Veronica Jordan (as Chair of the Committee), Richard Kender and Janice Bourque. Decisions of the Committee are made by majority vote or by unanimous written consent.

The Chair and members of management, the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), the Chief Accounting Officer and the Chief Operating Officer, are invited to attend meetings where appropriate. Attendees who are not members of the Committee are not involved in any decisions and are not present for any discussions regarding their own remuneration and did not materially assist the Committee.

No conflicts of interest have arisen during the year and none of the members of the Committee has any personal financial interest in the matters discussed, other than as holders of shares and/or equity awards. The fees of the Non-Executive Directors are approved by the Board on the joint recommendation of the Committee and the CEO/Executive Director.

Meetings attendance

Director	Meetings Attended
Janice Bourque	7 of 7
Richard Kender	7 of 7
Veronica Jordan	7 of 7

Seven meetings of the Committee have taken place during 2023.

Independent advisors

Independent advice on executive remuneration is received from the Executive Compensation practice of Radford. Radford is a member of the Remuneration Consultants Group and is a signatory to its Code of Conduct. Radford advises the Committee on all aspects of senior executive remuneration. Since the IPO, Radford was appointed by the Committee following a competitive tender process, and has since been retained to assist with the drafting of the Remuneration Policy and has kept the Committee up to date on remuneration trends and corporate governance best practice. Radford does not have any other remuneration-unrelated connection with the Company and is considered to be independent by the Committee. During the year ended 31 December 2023, fees charged by Radford for advice provided to the Committee for 2023 amounted to $167k (year ended 31 December 2022: $183k).

Activity in the year

The Committee’s principal function is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve the Company’s corporate goals and strategies, and the alignment of the interests of management with the long-term interests of the Parent Company’s shareholders. In applying the remuneration policy, and in constructing the remuneration arrangements for Executive Directors and senior employees, the Board, advised by the Committee, aims to provide remuneration packages that are competitive and designed to attract, retain and motivate Executive Directors and senior employees of the highest calibre.

The Committee is responsible for and considered, where applicable, during the year:

●	annually reviewing and approving corporate goals and objectives relevant to the compensation of the CEO;

Directors’ Remuneration Report (continued)

●	evaluating the performance of the CEO in light of such corporate goals and objectives and recommending or determining the compensation of the CEO;
●	reviewing and recommending or determining the compensation of the Company’s other executive officers;
●	reviewing and establishing the Company’s overall management compensation, philosophy and policy;
●	overseeing and administering the Company’s compensation and similar plans;
●	retaining and approving the compensation of any compensation advisors;
●	reviewing and approving the Company’s policies and procedures for the grant of equity-based awards;
●	preparing the compensation committee report required by the SEC rules to be included in our annual proxy statement, and the directors’ remuneration policy and report as required under English law;
●	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K, if required; and
●	reviewing and making recommendations to the Board with respect to director compensation.

The Committee is formally constituted and operates pursuant to a written charter, which is available on the Company’s website.

Single total figure of directors’ remuneration — year ended 31 December 2023 (audited)

The total remuneration of the individual directors who served during the financial year, from 1 January 2023 to 31 December 2023, together with a comparison with the equivalent figure for the 2022 financial year is shown below. Total remuneration is the sum of emoluments plus Company pension contributions.

					Equity‑
		Base			based		Total	Total fixed	Total variable
		salary(1)/fees	Benefits(2)	Bonus(3)	awards(4)	Pension(5)	remuneration	remuneration	remuneration
		$'000	$'000	$'000	$'000	$'000	$'000	$'000	$'000
Executive Directors
Kevin Lee	2023	710	2	560	1,702	76	3,050	2,490	560
	2022	673	1	571	3,044	70	4,359	3,788	571
Non‑Executive Directors
Janice Bourque	2023	76	—	—	170	—	246	246	—
	2022	70	—	—	304	—	374	374	—
Jose-Carlos Gutierrez-Ramos	2023	63	—	—	170	—	233	233	—
	2022	60	—	—	304	—	364	364	—
Veronica Jordan	2023	74	—	—	170	—	244	244	—
	2022	68	—	—	304	—	372	372	—
Richard Kender	2023	108	—	—	170	—	278	278	—
	2022	102	—	—	304	—	406	406	—
Pierre Legault(6)	2023	218	—	—	340	—	558	558	—
	2022	207	—	—	609	—	816	816	—
Sir Gregory Winter	2023	58	—	—	170	—	228	228	—
	2022	55	—	—	304	—	359	359	—
Total	2023	1,307	2	560	2,892	76	4,837	4,277	560
	2022	1,235	1	571	5,173	70	7,050	6,479	571

(1)	The Executive Director’s salary is both set, and paid, in GBP, and the amount reflected for the year ended 31 December 2023 is based on a GBP : USD exchange rate of 1.2433 for the year ended 31 December 2023.
(2)	The Executive Director’s benefits included private health insurance, long term disability, critical illness and death in service benefits.

Directors’ Remuneration Report (continued)

(3)	The annual bonus for 2023 was paid in cash in February 2024. The annual bonus for 2022 was paid in cash in February 2023. In June 2023, an additional bonus of £15k (or $19k based on a GBP : USD exchange rate of 1.2433 for the year ended 31 December 2023) was paid to Kevin Lee for his work and contribution towards entering into the Bayer and Novartis collaborations. This bonus was accounted for in his total 2023 bonus payment.
(4)	There were no performance obligations linked to the equity-based awards. The value of equity-based awards in the form of options in the table is based on the market value of underlying shares at the date of grant, less the applicable exercise price. For the CEO and Non-Executive Directors this was nil because the exercise price is equal to the market value of the underlying shares at the date of grant. Refer to “Share Option Plan” below. The value of equity based awards in the form of RSUs is based on the market value of the underlying shares on the date of grant. Share price appreciation did not impact the value of awards. No discretion was exercised, and the determination of the levels of awards were not impacted, as a result of share price appreciation.
(5)	Relates to pension and cash in lieu of pension.
(6)	Pierre Legault’s fees include those payable under a consulting agreement between Stone Sunny Isles, Inc. and Stone Atlanta Estates LLC, the successor-in-interest to Stone Sunny Isles, Inc. and Bicycle Therapeutics, Inc. dated 15 March 2019, pursuant to which such entity is paid £144k per year for Mr. Legault’s advisory services to the Company for the year ended 31 December 2023 and £138k for the year ended 31 December 2022.

Directors’ Remuneration Report (continued)

2023 Annual bonus (audited)

In 2023, the CEO’s annual bonus was based on corporate and personal objectives. Details of the specific objectives will be disclosed when they are no longer considered commercially sensitive. The overall bonus outcome of percentage of target resulted in a total bonus pay out of $541k or 76% of the CEO’s base salary for the year ended 31 December 2023. The Compensation Committee is satisfied that the bonus pay-out for 2023 is appropriate, taking into account the wider stakeholder experience, particularly that of shareholders and employees, based on achievements versus goals in the following key areas: Corporate Development, Clinical Development, Financial and Organisational Development. In 2022, the bonus outcome of percentage of target resulted in a total bonus pay out of $571k or 85% of the CEO’s base salary for the year ended 31 December 2022. Specific targets are commercially sensitive. However, full details of the targets and performance against them will be disclosed when they are no longer considered commercially sensitive.

In 2023, the Compensation Committee approved an additional bonus of £15k (or $19k based on a GBP : USD exchange rate of 1.2433 for the year ended 31 December 2023) for the CEO for his work and contribution towards the entry into the Bayer and Novartis collaborations and was paid in June 2023.

Equity Incentive Plan

Awards granted from 1 January 2023 to 31 December 2023 (audited)

The CEO and Chairman received the following equity-based awards under the EIP during the year from 1 January 2023 to 31 December 2023, as set forth in the table below:

					Face Value
					at Date
	Form of	Date of	Number of	Exercise	of Grant(1)	Expiry
Executive Director	Award	Grant	Shares	Price $	$’000	Date	Vest Terms
Kevin Lee	Fair market value options	3 January 2023	115,000	29.60	—	3 January 2033	25% vest after one year, remaining shares vest in 36 equal monthly instalments
	RSUs	3 January 2023	57,500	—	1,702	—	25% vest after one year, remaining shares vest in 12 equal quarterly instalments
Chairman
Pierre Legault	Fair market value options	3 January 2023	23,000	29.60	—	3 January 2033	Vest in four equal quarterly instalments
	RSUs	3 January 2023	11,500	—	340	—	Vest in four equal quarterly instalments

(1)	The value of equity-based awards in the form of options in the table is based on the market value of the underlying shares at the date of grant, less the applicable exercise price. For awards in the form of options, this was nil because the exercise price is equal to the market value of the underlying shares at the date of grant. Awards in the form of RSUs are valued using the market value of the underlying shares at the date of grant. Upon vesting of RSUs, the holders are required to pay a nominal fee of £0.01 per share.

Directors’ Remuneration Report (continued)

Non-Executive Directors also received the following equity-based awards during the year from 1 January 2023 to 31 December 2023, as set forth in the table below:

					Face
					Value
			Number of		at Date
	Form of	Date of	Shares	Exercise	of Grant(1)	Expiry	Vest
Non‑Executive Director	Award	Grant	Covered	Price $	$’000	Date	Terms
Janice Bourque	Fair market value options	3 January 2023	11,500	29.60	—	3 January 2033	Vest in four equal quarterly instalments
	RSUs	3 January 2023	5,750	—	170	—	Vest in four equal quarterly instalments
Jose-Carlos Gutierrez-Ramos	Fair market value options	3 January 2023	11,500	29.60	—	3 January 2033	Vest in four equal quarterly instalments
	RSUs	3 January 2023	5,750	—	170	—	Vest in four equal quarterly instalments
Veronica Jordan	Fair market value options	3 January 2023	11,500	29.60	—	3 January 2033	Vest in four equal quarterly instalments
	RSUs	3 January 2023	5,750	—	170	—	Vest in four equal quarterly instalments
Richard Kender	Fair market value options	3 January 2023	11,500	29.60	—	3 January 2033	Vest in four equal quarterly instalments
	RSUs	3 January 2023	5,750	—	170	—	Vest in four equal quarterly instalments
Sir Gregory Winter	Fair market value options	3 January 2023	11,500	29.60	—	3 January 2033	Vest in four equal quarterly instalments
	RSUs	3 January 2023	5,750	—	170	—	Vest in four equal quarterly instalments

(1)	Awards in the form of RSUs are valued at the date of grant. Upon vesting of RSUs, the holders are required to pay a nominal fee of £0.01 per share.

None of the awards granted are subject to performance-based conditions.

No subsequent changes were made to the exercise prices or vesting dates of options or vesting dates of awards in the form of RSUs.

Statement of directors’ shareholding and share interests (audited)

Shareholdings for each director, who has held office during the period 1 January 2023 and 31 December 2023, are set out in the table below as at 31 December 2023 (together with interests held by his or her connected persons):

	Number of Shares	Number of Equity Awards
	Beneficially owned			Unvested
	shares as at			without
	31 December		Vested but	performance
Executive Director	2023	Exercised/settled	unexercised	conditions	Total
Kevin Lee	236,506	—	956,099	320,418	1,513,023
Non‑Executive Directors
Janice Bourque	10,750	—	88,500	—	99,250
Jose-Carlos Gutierrez-Ramos	10,750	—	51,722	1,778	64,250
Veronica Jordan	10,750	—	88,500	—	99,250
Richard Kender	10,750	—	88,500	—	99,250
Pierre Legault	21,500	—	253,139	—	274,639
Sir Gregory Winter	174,677	—	56,500	—	231,177

There were no unvested shares or unvested equity awards with performance conditions. Details of changes in shareholdings for each director up to the date of this report are shown on page A-27.

Directors’ Remuneration Report (continued)

Payments to former directors and for loss of office (audited)

No payments were made to former directors of the Company or in relation to loss of office during the current or prior year.

Share ownership guidelines

Executive Directors are encouraged to build a meaningful shareholding so as to align their interests with those of shareholders but no formal shareholding requirements apply.

Performance graph and table

The chart below shows the Parent Company’s Total Shareholder Return (“TSR”) performance compared with that of the NASDAQ Biotechnology Index from the date of the Parent Company’s listing on NASDAQ to 31 December 2023. The NASDAQ Biotechnology Index has been chosen as an appropriate comparator as it is the index of which the Parent Company is a constituent. TSR is defined as the return on investment obtained from holding a company’s shares over a year. It includes dividends paid, the change in the capital value of the shares and any other payments made to or by shareholders within the year.

Stock Price Performance Since IPO

Aligning pay with performance

The total remuneration figure for the CEO is shown in the table below, along with the value of bonuses paid, and SOP/EIP vesting, as a percentage of the maximum opportunity. As explained in the report in respect of the 2019 financial year, as 2019 was the first year reported since listing, it is not possible to provide meaningful comparative data for periods prior to that date.

Chief Executive Officer	2019	2020	2021	2022	2023
Total remuneration ($000)	1,004	1,156	1,404	4,359	3,050
Actual bonus (% of the maximum)	63%	63%	72%	63%	54%
SOP/EIP vesting (% of the maximum)	100%	100%	100%	100%	100%

Percentage change in remuneration of the directors compared to all Company employees

The table below illustrates the increase in salary, benefits and annual bonus for each director and that of the Company’s employees as a whole as between the 2019 and 2023 financial years. BicycleTx Limited has been used as the comparator company for the Parent Company because BicycleTx Limited employs all UK employees. The outcome for employees of the Parent Company is also included to satisfy the statutory requirement but is shown as not applicable given the Parent Company does not itself have any employees. As explained in the report in respect of the 2019

Directors’ Remuneration Report (continued)

financial year, 2019 was the first year reported since listing on NASDAQ. There was no change in remuneration of the CEO in that year and it was therefore not possible to provide meaningful comparative data for prior years.

	Percentage change 2019-2020			Percentage change 2020-2021			Percentage change 2021-2022			Percentage change 2022-2023
	Base			Base			Base			Base
	Salary/			Salary/			Salary/			Salary/
	fees	Benefits	Bonus	fees	Benefits	Bonus	fees	Benefits	Bonus	fees	Benefits	Bonus
Executive Directors
Kevin Lee	15%	100%	16%	14%	100%	31%	(1%)	(50%)	(13%)	6%	100%	(2%)
Non-Executive Directors
Michael Anstey	(17%)	—	—	—	—	—	—	—	—	—	—	—
Catherine Bingham	71%	—	—	(51%)	—	—	(100%)	—	—	—	—	—
Janice Bourque	117%	—	—	—	—	—	11%	—	—	9%	—	—
Jose-Carlos Gutierrez-Ramos	—	—	—	—	—	—	76%	—	—	5%	—	—
Bosun Hau	(17%)	—	—	—	—	—	—	—	—	—	—	—
Veronica Jordan	500%	—	—	7%	—	—	17%	—	—	9%	—	—
Richard Kender	120%	—	—	—	—	—	5%	—	—	6%	—	—
Pierre Legault	40%	—	—	6%	—	—	(1%)	—	—	5%	—	—
Carolyn Ng	(17%)	—	—	—	—	—	—	—	—	—	—	—
Sir Gregory Winter	67%	—	—	—	—	—	38%	—	—	5%	—	—
Average pay of employees of the Parent Company	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Average pay of employees of the Company as a whole	27%	7%	25%	10%	80%	35%	(29%)	(30%)	(21%)	9%	19%	—

Non-Executive Directors did not receive fees for the period prior to the IPO on NASDAQ in May 2019. Catherine Bingham resigned on 28 June 2021. Jose-Carlos Gutierrez-Ramos was appointed on 17 March 2021. Michael Anstey, Bosun Hau and Carolyn Ng resigned on 30 June 2020. Veronica Jordan, Richard Kender and Janice Bourque were all appointed during the course of 2019 with 2020 being their first full year in office.

Relative importance of spend on pay

The table below illustrates the Company’s expenditure on employee pay in comparison to total expenditure on research and development. These costs are included in the disclosures in notes 6 and 9 in the notes to the financial statements.

	2022	2023	% change
Total expenditure on research and development ($’000)(1)	77,541	140,362	81%
Total employee pay expenditure ($’000)(2)(3)	79,373	92,059	16%

(1)	The Committee considers the Company’s research and development expenditure relative to salary expenditure for all employees, to be the most appropriate metric for assessing overall spend on pay due to the nature and stage of the Company’s business.
(2)	Total pay expenditure includes wages and salaries, social security costs, pension contributions, bonus, equity compensation plans and termination benefits.
(3)	No distributions to shareholders were made.

Directors’ Remuneration Report (continued)

Statement of implementation of remuneration policy in 2024

Annual base salary

The annual base salary of the CEO is shown in the table below:

	Base salary	Base salary
	2023	2024
	$’000	$’000
Executive Directors
Kevin Lee	691	756

Kevin Lee’s salary has been both set, and paid, in GBP. Accordingly, Kevin Lee’s annual base salary was GBP 571,305, effective on and from 1 January 2023 and will be GBP 594,200 on and from 1 January 2024. For consistency and ease of comparison, we will continue to provide disclosures in USD (converted by reference to the GBP : USD exchange rate on 31 December 2023 of 1.27313 (31 December 2022: 1.2103)).

Benefits and pension

In 2024, Executive Directors are eligible for the same benefits (such as health insurance) as provided to all senior employees in the jurisdiction in which they reside. In the UK, where the CEO is based, this means that employer pension contributions are 12% of base salary for Executive Directors and employees with job title of ‘director’ and above and 10% for all other employees (or, in each case, cash equivalent at the election of the relevant employee).

Bonus

The CEO will be entitled to a target bonus of 65% base salary in 2024, with final payout of up to 146% of base salary in the event of ‘stretch’ performance being achieved. The bonus will be paid in cash or in an equity award, as may be agreed between the Executive Director and the Committee, and subject to the achievement of a number of corporate and personal objectives determined by the Committee.

Specific corporate and personal objectives are commercially sensitive and therefore are not disclosed in advance. However, full details of the targets and performance against them will be disclosed when they are no longer considered commercially sensitive.

Clawback

In 2023, the Committee adopted a new incentive compensation recoupment policy providing for the Company’s recoupment of recoverable incentive compensation that is received by certain executive officers of the Company under certain circumstances. Such clawback policy is designed to comply with, and shall be interpreted to be consistent with, Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder and Nasdaq Listing Rule 5608.

Directors’ Remuneration Report (continued)

Equity Incentive Plan

The Company granted the following equity incentive awards to directors and the Chairman in 2024 up to the date of this directors’ remuneration report under the Equity Incentive Plan. These grants are a mix of RSUs and market value options.

					Face
					Value
			Number of		at Date
	Form of	Date of	Shares	Exercise	of Grant	Expiry
Director	Award	Grant	Covered	Price $(1)	$’000(2)	Date	Vest Terms(3)
Kevin Lee	Fair market value options	2 January 2024	155,000	18.08	—	2 January 2034	25% vest after one year, remaining shares vest in 36 equal monthly instalments
Pierre Legault	Fair market value options	2 January 2024	24,000	18.08	—	2 January 2034	Vest in four equal quarterly instalments
Janice Bourque	Fair market value options	2 January 2024	12,000	18.08	—	2 January 2034	Vest in four equal quarterly instalments
Jose-Carlos Gutierrez-Ramos	Fair market value options	2 January 2024	12,000	18.08	—	2 January 2034	Vest in four equal quarterly instalments
Veronica Jordan	Fair market value options	2 January 2024	12,000	18.08	—	2 January 2034	Vest in four equal quarterly instalments
Richard Kender	Fair market value options	2 January 2024	12,000	18.08	—	2 January 2034	Vest in four equal quarterly instalments
Sir Gregory Winter	Fair market value options	2 January 2024	12,000	18.08	—	2 January 2034	Vest in four equal quarterly instalments
Stephen Sands(4)	Fair market value options	20 February 2024	24,000	22.50	—	20 February 2034	Vest in three equal annual instalments
Kevin Lee	Restricted Share Units	2 January 2024	77,000	—	1,392	—	25% vest after one year, remaining shares vest in 12 equal quarterly instalments
Pierre Legault	Restricted Share Units	2 January 2024	12,000	—	217	—	Vest in four equal quarterly instalments
Janice Bourque	Restricted Share Units	2 January 2024	6,000	—	108	—	Vest in four equal quarterly instalments
Jose-Carlos Gutierrez-Ramos	Restricted Share Units	2 January 2024	6,000	—	108	—	Vest in four equal quarterly instalments
Veronica Jordan	Restricted Share Units	2 January 2024	6,000	—	108	—	Vest in four equal quarterly instalments
Richard Kender	Restricted Share Units	2 January 2024	6,000	—	108	—	Vest in four equal quarterly instalments
Sir Gregory Winter	Restricted Share Units	2 January 2024	6,000	—	108	—	Vest in four equal quarterly instalments
Stephen Sands(4)	Restricted Share Units	20 February 2024	12,000	—	270	—	Vest in three equal annual instalments

(1)	For options, exercise price is equal to the market value of the underlying shares at the date of grant.
(2)	The value of equity-based awards in the table is based on the market value of underlying shares at the date of grant, less the applicable exercise price (if any). This was nil for fair market value options because the exercise price is equal to the market value of the underlying shares at the date of grant. Awards in the form of RSUs are valued using the market value of the underlying shares at the date of grant. Upon vesting of RSUs, the holders are required to pay a nominal fee of £0.01 per share.
(3)	The Committee may, in its sole discretion, provide for deferred settlement of RSUs awarded to Non-Executive Directors.
(4)	On 20 February 2024, the Board appointed Stephen Sands to the Board. Pursuant to our Amended and Restated Non-Employee Director Compensation Policy, Mr. Sands was granted an option to purchase 24,000 ordinary shares and RSUs of 12,000 ordinary shares in connection with his appointment.

No other grants are currently proposed for 2024.

Directors’ Remuneration Report (continued)

Non-Executive Directors’ fees

Non-Executive Directors will receive the following annual fees for 2024, which will be paid in cash, as follows. These have been increased from the 2023 fees following review and benchmarking against our peers:

Fees
(effective from 1 January 2024)
000s
Base fee:
Board Chair	£5
Board member	$50
Additional fees:
Audit Committee Chair	$21
Audit Committee member	$11
Compensation Committee Chair	$16
Compensation Committee member	$8
Nomination Committee Chair	$11
Nomination Committee member	$5
Strategic Committee member	$33
Scientific Committee Chair	$15
Scientific Committee member	$8

Non-Executive Director fees may be paid in GBP, USD, or a combination depending on the personal situation of each Non-Executive Director.

Non-Executive Directors will not be eligible to participate in any performance-based incentive plans.

Each Non-Executive Director will also be entitled to reimbursement of reasonable expenses and reimbursement of fees for tax advice associated with completion of international tax returns and, if relevant, any gross-up for tax due to their role as a Bicycle Therapeutics plc Non-Executive Director. In addition, a Non-Executive Director who participates on the Scientific Advisory Board and attends Scientific Advisory Board meetings will be entitled to receive a cash fee of $4,000 per meeting.

Shareholder voting on remuneration matters at AGM

The table below sets out the previous votes cast at our AGM in June 2023 in respect of the previous Directors’ Remuneration Report and Policy.

	Votes for		Votes against		Votes withheld
	%	Number	%	Number	Number
Directors' Remuneration Report	93.00	26,084,674	7.00	1,964,069	8,178
Directors' Remuneration Policy	92.97	26,075,659	7.03	1,971,866	9,396

On behalf of the Board

Veronica Jordan
Chair of the Compensation Committee
, 2024

Annex B

DATED _________________ ~~2019~~2024

The Companies Act 2006

Public Company Limited by shares

ARTICLES OF ASSOCIATION

of

BICYCLE THERAPEUTICS PLC

Annex B

Company number: 11036004

ARTICLES OF ASSOCIATION

of

BICYCLE THERAPEUTICS PLC

(the “Company”)

1.	Defined terms

No regulations or articles set out in any statute, or in any statutory instrument or other subordinate legislation made under any statute, concerning companies (including the regulations in the Companies (Model Articles) Regulations 2008 (SI 2008/3229)) shall apply as the articles of the Company. The following shall be the articles of association of the Company.

2.	Interpretation
2.1	In these Articles, the following words and expressions shall have the meanings set out below:

“Act” means the Companies Act 2006

“address” includes any number or address used for the purposes of sending or receiving documents or information by electronic means

“Articles” means these articles of association as altered from time to time and Article shall be construed accordingly

“Beneficial Ownership Limitation” means 9.99% of any class of securities of the Company registered under the Exchange Act, which percentage may be increased or decreased on a holder-by-holder basis by a holder of Non-Voting Ordinary Shares to such other percentage as such holder may designate in writing (with any increase to be effective upon at least sixty one days’ notice) to the Company, provided, however, that: (i) any such increase shall not exceed 19.9% of any class of securities of the Company registered under the Exchange Act; and (ii) any such increase or decrease shall only be applicable to such holder in relation to such securities. For the purpose of calculating the Beneficial Ownership Limitation, a holder may rely on the number of outstanding shares of the subject class as stated in the most recent of the following:

(a)	the Company’s most recent periodic or annual filing;
(b)	a more recent public announcement by the Company that is publicly filed; or
(c)	a more recent notice by the Company or the Company’s registrar to the holder setting forth the number of shares then outstanding.

Upon the written request of a holder (which may be by email with confirmation), the Company shall, within five business days thereof, confirm in writing to such holder (which may be via email) the number of shares then outstanding

“Board” means the board of Directors for the time being of the Company or the Directors present or deemed to be present at a duly convened quorate meeting of the Directors

“business day” means a day other than Saturday, Sunday or other day on which commercial banks in New York and/or London are authorised or required by law to remain closed

“certificated shares” means a share which is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly

“clear days” in relation to a period of notice, means that period excluding the day when the notice is served or deemed to be served and the day for which it is given or on which it is to take effect

“Companies Acts” means the Act, the Companies Act 1985 and, where the context requires, every other statute from time to time in force concerning companies and affecting the Company

“Director” means a director for the time being of the Company

“electronic facility” means, without limitation, website addresses and conference call systems, and any device, system, procedure, method or other facility whatsoever providing an electronic means of attendance at or participation in (or both attendance at and participation in) a general meeting determined by the Board pursuant to Article 45

“Exchange Act” means U.S. Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder

“FSMA” means the Financial Services and Markets Act 2000

“electronic form” has the meaning given to it in section 1168 of the Act

“electronic means” has the meaning given to it in section 1168 of the Act

“Listing” means the listing of the Company’s Ordinary Shares (in the form of American depositary shares) on NASDAQ

“member” means a member of the Company, or where the context requires, a member of the Board or of any committee

“NASDAQ” means The NASDAQ Stock Market LLC

“NASDAQ Rules” means the rules of NASDAQ

“Non-Voting Ordinary Shares” means the Company’s non-voting ordinary shares with a nominal value of £0.01 each

“Non-Voting Ordinary Shares Re-Designation Notice” has the meaning given to it in Article 10.7

“Office” means the registered office from time to time of the Company

“Operator” means Euroclear UK and Ireland Limited or such other person as may for the time being be approved by HM Treasury as Operator under the uncertificated securities rules

“Ordinary Shares” has the meaning given to it in Article 4

“paid up” means paid up or credited as paid up

“participating class” means a class of shares title to which is permitted by the Operator to be transferred by means of a relevant system

“Register” means the register of members of the Company to be maintained under the Act or as the case may be any overseas branch register maintained under Article 117

“relevant system” means a computer-based system which allows units of securities without written instruments to be transferred and endorsed pursuant to the uncertificated securities rules

“Seal” means the common seal of the Company or, where the context allows, any official seal kept by the Company under section 50 of the Act

“Secretary” means the secretary of Company for the time being

“uncertificated securities rules” means any provision of the Companies Acts relating to the holding, evidencing of title to, or transfer of uncertificated shares and any legislation, rules or other arrangements made under or by virtue of such provision (including the Uncertificated Securities Regulations 2001 as amended or replaced from time to time and any subordinate legislation or rules made under them for them time being in force)

“uncertificated share” means a share of a class which is at the relevant time a participating class, title to which is recorded on the Register as being held in uncertificated form and references in these Articles to a share being held in uncertificated form shall be construed accordingly

2.2	Headings are used for convenience only and shall not affect the construction or interpretation of these Articles.
2.3	A person includes a natural person, a corporate or an unincorporated body (whether or not having separate legal personality).
2.4	Words in the singular shall include the plural and vice versa.
2.5	A reference to one gender shall include a reference to the other gender.
2.6

A reference to a statute or statutory provision is a reference to it as it is in force for the time being, taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it.

2.7

Any words or expressions defined in the Companies Acts in force when these Articles or any part of these Articles are adopted shall (if not inconsistent with the subject or context in which they appear) have the same meaning in these Articles or that part, save that the word company shall include any company, corporation or other body corporate, wherever and however incorporated or established.

2.8

A reference to a document being signed or to signature includes references to its being executed under hand or under seal or by any other method and, in the case of a communication in electronic form, such references are to its being authenticated as specified by the Companies Acts.

2.9	A reference to writing or written includes references to any method of representing or reproducing words in a legible and non-transitory form whether sent or supplied in electronic form or otherwise.
2.10	A reference to documents or information being sent or supplied by or to a company (including the Company) shall be construed in accordance with section 1148(3) of the Act.

2.11	A reference to a meeting:
(a)

shall mean a meeting convened and held in any manner permitted by these Articles, including a general meeting at which some (but not all) of those persons entitled to be present, attend and participate by means of electronic facility or facilities, and such persons shall be deemed to be present at that meeting for all purposes of the Act and these Articles, and attend, participate, attending, participating, attendance and participation shall be construed accordingly; and

(b)	shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.
2.12

If any Article (or part thereof) is or becomes inconsistent with any laws or regulations of any country to which affairs of the Company are subject such laws or regulations shall prevail and the relevant Article (or part thereof) shall be construed accordingly.

2.13

References to a person’s participation in the business of a general meeting include without limitation and as relevant the right (including, in the case of a corporation, through a duly appointed representative) to speak, vote, be represented by a proxy and have access in hard copy or electronic form to all documents which are required by the Companies Acts or these Articles to be made available at the meeting, and participate and participating in the business of a general meeting shall be construed accordingly.

2.14

Nothing in these Articles precludes the holding and conducting of a general meeting in such a way that persons who are not present together at the same place or places may by electronic means attend and participate in it.

3.	Form of Resolution

Subject to the Companies Acts, where anything can be done by passing an ordinary resolution, this can also be done by passing a special resolution.

4.	Capital

The capital of the Company is divided into an unlimited number of ordinary shares of £0.01 each (“Ordinary Shares”) and an unlimited number of Non-Voting Ordinary Shares conferring on the holders the rights and being subject to the restrictions set out in ~~this~~ Article 10.

5.	Limited Liability

The liability of the members of the Company is limited to the amount, if any, unpaid on the shares in the Company held by them.

6.	Change of Name

The Company may change its name by resolution of the Board.

7.	Power to Attach Rights to Shares

Subject to the Companies Acts and to any rights attached to existing shares, any share may be issued with or have attached to it such rights and restrictions as the Company may by ordinary resolution determine, or if no ordinary resolution has been passed or so far as the resolution does not make specific provision, as the Board may determine.

8.	Allotment of Shares and Pre-Emption
8.1

Subject to the Companies Acts, these Articles and to any relevant authority of the Company in general meeting required by the Act, the Board may offer, allot (with or without conferring rights of renunciation), grant options over or otherwise deal with or dispose of shares or grant rights to subscribe for or convert any security into shares to such persons, at such times and upon such terms as the Board may decide. No share may be issued at a discount.

8.2

The Board may, at any time after the allotment of any share but before any person has been entered in the Register, recognise a renunciation by the allottee in favour of some other person and accord to the allottee of a share a right to effect such renunciation and/or allow the rights to be represented to be one or more participating securities, in each case upon and subject to such terms and conditions as the Board may think fit to impose.

8.3

Under and in accordance with section 551 of the Act, the Directors shall be generally and unconditionally authorised to exercise for each prescribed period all the powers of the Company to allot shares up to an aggregate nominal amount equal to the Section 551 Amount (as defined below).

8.4

Under and within the terms of the said authority or otherwise in accordance with section 570 of the Act, the Directors shall be empowered during each prescribed period to allot equity securities (as defined by the Act) wholly for cash:

(a)	in connection with a rights issue; and
(b)	otherwise than in connection with a rights issue up to an aggregate nominal amount equal to the Section 561 Amount (as defined below).
8.5

During each prescribed period the Company and its Directors by such authority and power may make offers or agreements which would or might require equity securities or other securities to be allotted after the expiry of such period.

8.6	For the purposes of this Article 8:
(a)

rights issue means an offer of equity securities (as defined by the Act) open for acceptance for a period fixed by the Board to holders of equity securities on the Register on a fixed record date in proportion to their respective holdings of such securities or in accordance with the rights attached to them but subject to such exclusions or other arrangements as the Board may deem necessary or expedient with regard to treasury shares, fractional entitlements  or legal or practical problems under the laws of any territory or under the requirements of any recognised regulatory body or stock exchange in any territory;

(b)

prescribed period means any period (not exceeding five years on any occasion) for which the authority, in the case of Article 8.3, is conferred or renewed by ordinary or special resolution stating the Section 551 Amount and in the case of Article 8.4 is conferred or renewed by special resolution stating the Section 561 Amount;

(c)	Section 551 Amount means for any prescribed period, the amount stated in the relevant ordinary or special resolution;
(d)	Section 561 Amount means for any prescribed period, the amount stated in the relevant special resolution; and
(e)

the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for or to convert any securities into shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

9.	Redeemable Shares

Subject to the Companies Acts and to any rights attaching to existing shares, any share may be issued which can be redeemed or is liable to be redeemed at the option of the Company or the holder. The Board may determine the terms, conditions and manner of redemption of any redeemable shares which are issued. Such terms and conditions shall apply to the relevant shares as if the same were set out in these Articles.

10.	Shareholder Rights
10.1

The Ordinary Shares shall rank pari passu as a single class. The Non-Voting Ordinary Shares shall rank pari passu as a single class and pari passu with the Ordinary Shares save as set out in Article 10.6 below.

10.2

In the event of the liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to members shall be distributed amongst all holders of the Ordinary Shares and Non-Voting Ordinary Shares (if any) in proportion to the number of shares held irrespective of the amount paid or credited as paid on any share.

10.3	Any:
(a)

consolidation or merger of the Company with or into another entity or entities (whether or not the Company is the surviving entity) as a result of which the holders of the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to such sale or issue cease to own the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board;

(b)	sale or transfer by the Company of all or substantially all of its assets (determined either for the Company alone or together with its subsidiaries on a consolidated basis); or
(c)

sale, transfer or issuance or series of sales, transfers and/or issues of shares by the Company or the holders thereof, as a result of which the holders of the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to such sale or issue cease to own the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board, shall be deemed to be a liquidation, dissolution and winding up of the Company for purposes of Article 10.2 (unless the Board determine otherwise), and the holders of the Ordinary Shares and the Non-Voting Ordinary Shares (if any) shall be entitled to receive from the Company the amounts payable with respect to the Ordinary Shares and the Non-Voting Ordinary Shares (if any) on a liquidation, dissolution or winding up of the Company under Article 10.2 in cancellation of their Ordinary Shares or Non-Voting Ordinary Shares (if any) upon the completion of any such transaction.

10.4

At a general meeting of the Company and at any separate class meeting of the holders of Ordinary Shares, where a holder of Ordinary Shares is entitled to vote, such holder is entitled to one vote for each Ordinary Share held.

10.5

A holder of Ordinary Shares is entitled to receive notice of any general meeting of the Company (and notice of any separate class meeting of the holders of Ordinary Shares) and a copy of every report, accounts, circular or other document sent out by the Company to members. A holder of Non-Voting Ordinary Shares is entitled to receive notice of any separate class meeting of the holders of Non-Voting Ordinary Shares and a copy of every report, accounts, circular or other document (not being a notice of a general meeting of the shareholders save in relation to a variation of class rights of the Non-Voting Ordinary Shares, or any accompanying proxy statement or circular in respect of such general meeting) sent out by the Company to members.

10.6

The Non-Voting Ordinary Shares shall have the same rights and restrictions as the Ordinary Shares and shall otherwise rank pari passu in all respects with the Ordinary Shares and a holder of Non-Voting Ordinary Shares shall be subject to the same obligations and liabilities as a holder of Ordinary Shares save as set out below:

(a)

a holder of Non-Voting Ordinary Shares shall, in relation to the Non-Voting Ordinary Shares held by him, have no right to receive notice of, or to attend or vote at, any general meeting of shareholders save in relation to a variation of class rights of the Non-Voting Ordinary Shares. At any such general meeting of the Company in relation to a variation of class rights of the Non-Voting Ordinary Shares and at any separate class meeting of the holders of Non-Voting Ordinary Shares, where a holder of Non-Voting Ordinary Shares is entitled to vote, such holder is entitled to one vote for each Non-Voting Ordinary Share held; and

(b)	the Non-Voting Ordinary Shares shall be re-designated as Ordinary Shares by the Company (acting by the Board, or a duly authorised committee or representative thereof):
(i)

upon delivery by a holder of Non-Voting Ordinary Shares to the Company of a Non-Voting Ordinary Share Re-Designation Notice and otherwise subject to the terms and conditions set out in Article 10.7 below; and/or

(ii)

automatically upon a transfer of a Non-Voting Ordinary Share by its holder to any person that is not an “affiliate” or “group” member with whom such holder is required to aggregate beneficial ownership for purposes of section 13(d) of the Exchange Act. For the avoidance of doubt, the automatic re-designation under this Article 10.6(b)(ii) shall only be in respect of the Non-Voting Ordinary Share(s) that is/are the subject of such transfer and not any other Non-Voting Ordinary Shares held by the holder.

10.7

A holder of Non-Voting Ordinary Shares may elect to have some or all of their Non-Voting Ordinary Shares re-designated as Ordinary Shares by providing a written notice (a “Non-Voting Ordinary Share Re-Designation Notice”) to the Company, specifying the number of Non-Voting Ordinary Shares he wishes to have re-designated as Ordinary Shares and including instructions as to whether the relevant Ordinary Shares are to be held in certificated or uncertificated form in accordance with Article 10.9(c) below and in the case of Ordinary Shares to be held in uncertificated form the details of the relevant account of the holder of Non-Voting Ordinary Shares’ broker into which they are to be credited in accordance with Article 10.9(c)(ii) below, and being accompanied by the relevant share certificate(s) (or indemnity in respect of such share certificate or other evidence as the Company may require) in respect of the relevant Non-Voting Ordinary Shares, save that a holder of Non-Voting Ordinary Shares shall not be entitled to have any Non-Voting Ordinary Shares re-designated as Ordinary Shares where such re-designation would result in such holder thereof beneficially owning (for purposes of section 13(d) of the Exchange Act), when aggregated with “affiliates” and “group” members with whom such holder is required to aggregate beneficial ownership for purposes of section 13(d) of the Exchange Act, in excess of the Beneficial Ownership Limitation (and the Company shall be entitled to receive written confirmation from such holder of this fact prior to the re-designation as Ordinary Shares of the relevant Non-Voting Ordinary Shares).

10.8

Within three business days following delivery of a Non-Voting Ordinary Share Re-Designation Notice to the Company, and such documentation and/or confirmations as the Company may reasonably request as specifically provided for in Article 10.7, the relevant Non-Voting Ordinary Shares shall be re-designated as Ordinary Shares by the Board, or a duly authorised committee or representative thereof.

10.9	Following any re-designation of Non-Voting Ordinary Shares in accordance with Article 10.6(b)(i) above, the Company shall:
(a)	procure that the Register is updated to reflect the re-designation;
(b)

where less than all of the Non-Voting Ordinary Shares represented by any certificate delivered in accordance with Article 10.7 above are re-designated as Ordinary Shares, issue and deliver to the holder a new certificate in respect of the balance of Non-Voting Ordinary Shares comprised in the surrendered certificate within fourteen days of the date of re-designation to such holder, by post to its address as shown in the Register, at his, her or its own risk and free of charge; and

(c)	either:
(i)

where the Ordinary Shares into which the Non-Voting Ordinary Shares are to be re-designated are to be held in certificated form, issue and deliver to the holder a new certificate in respect of the appropriate number of Ordinary Shares within fourteen days of the date of re-designation to such holder, by post to its address as shown in the Register, at his, her or its own risk and free of charge; or

(ii)

where the Ordinary Shares into which the Non-Voting Ordinary Shares are to be re-designated are to be held in uncertificated form, procure that the appropriate number of Ordinary Shares are credited to the relevant account of the holder of Non-Voting Ordinary Shares’ broker in the relevant system as specified in the Non-Voting Ordinary Share Re-Designation Notice within two business days of the date of re-designation.

10.10	Upon the re-designation of the Non-Voting Ordinary Shares as Ordinary Shares, such Ordinary Shares shall rank pari passu with the other Ordinary Shares of the Company in all respects.
11.	Pari Passu Issues

If new shares are created or issued which rank equally with any other existing shares, the rights of the existing shares will not be regarded as changed or abrogated unless the terms of the existing shares expressly say otherwise.

12.	Variation of Rights
12.1

Subject to the Companies Acts, the rights attached to any class of shares can be varied or abrogated either with the consent in writing of the holders of not less than three-quarters in nominal value of the issued share of that class (excluding any shares of that class held as treasury shares) or with the authority of a special resolution passed at a separate meeting of the holders of the relevant class of shares known as a class meeting.

12.2

The provisions of this Article will apply to any variation or abrogation of rights of shares forming part of a class. Each part of the class which is being treated differently is treated as a separate class in applying this Article.

12.3	All the provisions in these Articles as to general meetings shall apply, with any necessary modifications, to every class meeting except that~~:~~
~~(a)~~

the quorum at every such meeting shall not be less than two persons holding or representing by proxy at least one-third (33 1/3 percent) in number of ~~the nominal amount paid up on~~ the issued shares of the class~~)~~ (excluding any shares of that class held as treasury shares).~~; and~~

~~(b)~~	~~if at any adjourned meeting of such holders such quorum as set out above is not present, at least one person holding shares of the class who is present in person or by proxy shall be a quorum.~~
12.4	The Board may convene a class meeting whenever it thinks fit and whether or not the business to be transacted involves a variation or abrogation of class rights.
13.	Payment of Commission

The Company may in connection with the issue of any shares or the sale for cash of treasury shares exercise all powers of paying commission and brokerage conferred or permitted by the Companies Acts. Any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or other securities or the grant of an option to call for an allotment of shares or any combination of such methods.

14.	Trusts Not Recognised

Except as otherwise expressly provided by these Articles, required by law or as ordered by a court of competent jurisdiction, the Company shall not recognise any person as holding any share on any trust, and the Company shall not be bound by or required in any way to recognise (even when having notice of it) any equitable, contingent, future, partial or other claim to or interest in any share other than an absolute right of the holder of the whole of the share.

15.	Uncertificated Shares
15.1

Under and subject to the uncertificated securities rules, the Board may permit title to shares of any class to be evidenced otherwise than by certificate and title to shares of such a class to be transferred by means of a relevant system and may make arrangements for a class of shares (if all shares of that class are in all respects identical) to become a participating class. Title to shares of a particular class may only be evidenced otherwise than by a certificate where that class of shares is at the relevant time a participating class. The Board may also, subject to compliance with the uncertificated securities rules, determine at any time that title to any class of shares may from a date specified by the Board no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular relevant system.

15.2

In relation to a class of shares which is a participating class and for so long as it remains a participating class, no provision of these Articles shall apply or have effect to the extent that it is inconsistent in any respect with:

(a)	the holding of shares of that class in uncertificated form;
(b)	the transfer of title to shares of that class by means of a relevant system; or
(c)	any provision of the uncertificated securities rules,

and, without prejudice to the generality of this Article, no provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator, so long as that is permitted or required by the uncertificated securities rules, of an Operator register of securities in respect of that class of shares in uncertificated form.

15.3

Ordinary Shares of a class which is at the relevant time a participating class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the uncertificated securities rules.

15.4

If, under these Articles or the Companies Acts, the Company is entitled to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over an uncertificated share, then, subject to these Articles and the Companies Acts, such entitlement shall include the right of the Board to:

(a)

require the holder of the uncertificated share by notice in writing to change that share from uncertificated to certificated form within such period as may be specified in the notice and keep it as a certificated share for as long as the Board requires;

(b)

appoint any person to take such other steps, by instruction given by means of a relevant system or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be as effective as if they had been taken by the registered holder of that share; and

(c)

take such other action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share.

15.5

Unless the Board determines otherwise, shares which a member holds in uncertificated form shall be treated as separate holdings from any shares which that member holds in certificated form but a class of shares shall not be treated as two classes simply because some shares of that class are held in certificated form and others in uncertificated form.

15.6

Unless the Board determines otherwise or the uncertificated securities rules require otherwise, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares.

15.7

The Company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the uncertificated securities rules and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption. Any provision of these Articles which requires or envisages that action will be taken in reliance on information contained in the Register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

16.	Share Certificates
16.1

Every person (except a person to whom the Company is not by law required to issue a certificate) whose name is entered in the Register as a holder of any certificated shares shall be entitled, without charge, to receive within the time limits prescribed by the Companies Acts (unless the terms of issue prescribe otherwise) one certificate for all of the shares of that class registered in his name.

16.2

The Company shall not be bound to issue more than one certificate in respect of shares held jointly by two or more persons. Delivery of a certificate to the person first named in the Register shall be sufficient delivery to all joint holders.

16.3

Where a member has transferred part only of the shares comprised in a certificate, the member shall be entitled without charge to a certificate for the balance of such shares to the extent that the balance is to be held in certificated form. Where a member receives more shares of any class, the member shall be entitled without charge to a certificate for the extra shares of that class to the extent that the balance is to be held in certificated form.

16.4

A share certificate may be issued under Seal (by affixing the Seal to or printing the Seal or a representation of it on the certificate) or signed by at least two Directors or by at least one Director and the Secretary. Such certificate shall specify the number and class of the shares in respect of which it is issued and the amount or respective amounts paid up on it. The Board may be resolution decide, either generally or in any particular case or cases, that any signatures on any share certificates need not be autographic but may be applied to the certificates by some mechanical or other means or may be printed on them or that the certificates need not be signed by any person.

16.5

Every share certificate sent in accordance with these Articles will be sent at the risk of the member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

17.	Replacement Certificates
17.1

Any two or more certificates representing shares of any one class held by any member may at the request of the member be cancelled and a single new certificate for such shares issued in lieu without charge on surrender of the original certificates for cancellation.

17.2	Any certificate representing shares of any one class held by any member may at the request of the member be cancelled and two or more certificates for such shares may be issued instead.
17.3

If a share certificate is defaced, worn out or said to be stolen, lost or destroyed, it may be replaced on such terms as to evidence and indemnity as the Board may decide and, where it is defaced or worn out, after delivery of the old certificate to the Company.

17.4

The Board may require the payment of any exceptional out-of-pocket expenses of the Company incurred in connection with the issue of any certificates under this Article. In the case of shares held jointly by several persons, any such request as is mentioned in this Article may be made by any one of the joint holders.

18.	Lien on Shares not Fully Paid

The Company shall have a first and paramount lien on every share, not being a fully paid share, for all amounts payable to the Company (whether presently or not) in respect of that share. The Company’s lien over a share takes priority over any third party’s interest in that share, and extends to any dividend or other money payable by the Company in respect of that share (and, if the lien is enforced and the share is sold by the Company, the proceeds of sale of that share). The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Article.

19.	Enforcement of Lien by Sale

The Company may sell, in such manner as the Board may decide, any share over which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after a notice has been served on the holder of the share or the person who is entitled by transmission to the share, demanding payment and stating that if the notice is not complied with the share may be sold. For giving effect to the sale, in the case of a certificated share, the Board may authorise some person to sign an instrument of transfer of the share sold to, or in accordance with the directions, of the buyer. In the case of an uncertificated share, the Board may require the Operator to convert the share into certificated form and after such conversion, authorise any person to sign the instrument of transfer of the share to affect the sale of the share. The buyer shall not be bound to see to the application of the purchase money, nor shall the buyer’s title to the share be affected by any irregularity or invalidity in the proceedings in reference to the sale.

20.	Application of Proceeds of Sale

The net proceeds of any sale of shares subject to any lien, after payment of the costs, shall be applied:

(a)

first, in or towards satisfaction of so much of the amount due to the Company or of the liability or engagement (as the case may be) as is presently payable or is liable to be presently fulfilled or discharged; and

(b)

second, any residue shall be paid to the person who was entitled to the share at the time of the sale but only after the certificate for the shares sold has been surrendered to the company for cancellation, or an indemnity in a form reasonably satisfactory to the directors has been given for any lost certificates, and subject to a like lien for debts or liabilities not presently payable as existed on the share prior to the sale.

21.	Calls
21.1

Subject to these Articles and the terms on which the shares are allotted, the Board may from time to time make calls on the members in respect of any monies unpaid on their shares (whether in respect of nominal value or premium) and not payable on a date fixed by or in accordance with the terms of issue.

21.2

Each member shall (subject to the Company serving upon him at least 14 clear days’ notice specifying when and where payment is to be made and whether or not by instalments) pay to the Company as required by the notice the amount called on such member’s shares.

21.3	A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.
21.4	A call may be revoked or postponed, in whole or in part, as the Board may decide.
21.5	Liability to pay a call is not extinguished or transferred by transferring the shares in respect of which the call is required to be paid.
22.	Liability of Joint Holders

The joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share.

23.	Interest on Calls

If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay all expenses that have been incurred by the Company by reason of such non-payment together with interest on the amount unpaid from the day it is due and payable to the time of actual payment at such rate (not exceeding the Bank of England base rate by more than five percentage points) as the Board may decide. The Board may waive payment of the interest or the expenses in whole or in part.

24.	Power to Differentiate

On or before the issue of shares, the Board may decide that allottees or holders of shares can be called on to pay different amounts or that they can be called on at different times.

25.	Payment of Calls in Advance

The Board may, if it thinks fit, receive from any member willing to advance the same, all or any part of the monies uncalled and unpaid on the shares held by him. Such payment in advance of calls shall, to the extent of the payment, extinguish the liability on the shares on which it is made. The Company may pay interest on the money paid in advance, or so much of it as exceeds the amount for the time being called upon the shares in respect of which such advance has been made, at such rate as the Board may decide. The Board may at any time repay the amount so advanced by giving at least three months’ notice in writing to such member of its intention to do so, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced.

26.	Notice if Call or Instalment Not Paid

If any member fails to pay the whole of any call (or any instalment of any call) by the date when payment is due, the Board may at any time give notice in writing to such member (or to any person entitled to the shares by transmission), requiring payment of the amount unpaid (and any accrued interest and any expenses incurred by the Company by reason of such non-payment) by a date not less than 14 clear days from the date of the notice. The notice shall name the place where the payment is to be made and state that, if the notice is not complied with, the shares in respect of which such call was made will be liable to be forfeited.

27.	Forfeiture for Non-Compliance

If the notice referred to in Article 26 is not complied with, any share for which it was given may be forfeited, by resolution of the Board to that effect, at any time before the payment required by the notice has been made. Such forfeiture shall include all dividends declared or other monies payable in respect of the forfeited shares and not paid before the forfeiture.

28.	Notice After Forfeiture

When any share has been forfeited, notice of the forfeiture shall be served on the holder of the share or the person entitled to such share by transmission (as the case may be) before forfeiture. An entry of such notice having been given and of the forfeiture and the date of forfeiture shall immediately be made in the Register in respect of such share. However, no forfeiture shall be invalidated by any omission to give such notice or to make such entry in the Register.

29.	Forfeiture may be Annulled

The Board may annul the forfeiture of a share, at any time before any forfeited share has been cancelled or sold, re-allotted or otherwise disposed of, on the terms that payment shall be made of all calls and interest due on it and all expenses incurred in respect of the share and on such further terms (if any) as the Board shall see fit.

30.	Surrender

The Board may accept the surrender of any share liable to be forfeited and, in any event, references in these Articles to forfeiture shall include surrender.

31.	Sale of Forfeited Shares
31.1	A forfeited share shall become the property of the Company.
31.2	Subject to the Companies Acts, any such share may be sold, re-allotted or otherwise disposed of, on such terms and in such manner as the Board thinks fit.
31.3

The Board may, for the purposes of the disposal, authorise some person to transfer the share in question and may enter the name of the transferee in respect of the transferred share in the Register even if no share certificate is lodged and may issue a new certificate to the transferee. An instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of or the person entitled by transmission to, the share. The Company may receive the consideration (if any) given for the share on its disposal.

32.	Effect of Forfeiture

A member whose shares have been forfeited shall cease to be a member in respect of such forfeited shares and shall surrender the certificate for such shares to the Company for cancellation. Such member shall remain liable to pay to the Company all sums which at the date of forfeiture were presently payable by him to the Company in respect of such shares with interest (not exceeding the Bank of England base rate by two percentage points) from the date of the forfeiture to the date of payment. The Directors may waive payment of interest wholly or in part and may enforce payment, without any reduction or allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.

33.	Evidence of Forfeiture

A statutory declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the execution of an instrument of transfer if necessary) constitute a good title to the share. The person to whom the share is transferred or sold shall not be bound to see to the application of the purchase money or other consideration (if any), nor shall his title to the share be affected by any act, omission or irregularity relating to or connected with the proceedings in reference to the forfeiture or disposal of the share.

34.	Form of Transfer
34.1	Subject to these Articles:
(a)

each member may transfer all or any of his shares which are in certificated form by instrument of transfer in writing in any usual form or in any form approved by the Board. Such instrument shall be executed by or on behalf of the transferor and (in the case of a transfer of a share which is not fully paid up) by or on behalf of the transferee. All instruments of transfer, when registered, may be retained by the Company.

(b)

each member may transfer all or any of his shares which are in uncertificated form by means of a relevant system in such manner provided for, and subject as provided in, the uncertificated securities rules. No provision of these Articles shall apply in respect of an uncertificated share to the extent that it requires or contemplates the effecting of a transfer by an instrument in writing or the production of a certificate for the share to be transferred.

34.2	The transferor of a share shall be deemed to remain the holder of the share concerned until the name of the transferee is entered in the Register in respect of it.
35.	Right to Refuse Registration of Transfer
35.1	The Board may, in its absolute discretion, refuse to register any transfer of a share in certificated form (or renunciation of a renounceable letter of allotment) unless:
(a)	it is for a share which is fully paid up;
(b)	it is for a share upon which the Company has no lien;
(c)	it is only for one class of share;
(d)	it is in favour of a single transferee or no more than four joint transferees;
(e)	it is duly stamped or is duly certificated or otherwise shown to the satisfaction of the Board to be exempt from stamp duty (if this is required); and
(f)

is delivered for registration to the Office (or such other place as the Board may determine), accompanied (except in the case of a transfer by a person to whom the Company is not required by law to issue a certificate and to whom a certificate has not been issued or in the case of a renunciation) by the certificate for the shares to which it relates and such other evidence as the Board may reasonably require to prove the title of the transferor (or person renouncing) and the due execution of the transfer or renunciation by him or, if the transfer or renunciation is executed by some other person on his behalf, the authority of that person to do so.

35.2

The Board shall not refuse to register any transfer or renunciation of partly paid shares which are admitted to, or for which certificated or uncertificated depositary instruments over such shares are admitted to, NASDAQ on the grounds that they are partly paid shares in circumstances where such refusal would prevent dealings in such shares from taking place on an open and proper basis.

35.3	Transfers of shares will not be registered in the circumstances referred to in Article 72.
35.4	The Board may refuse to register a transfer of uncertificated shares in any circumstances that are allowed or required by the uncertificated securities rules and the relevant system.

36.	Notice of Refusal to Register a Transfer

If the Board refuses to register a transfer of a share it shall notify the transferee of the refusal and the reasons for it within two months after the date on which the transfer was lodged with the Company or the instructions to the relevant system received. Any instrument of transfer which the Board refuses to register shall be returned to the person depositing it (except if there is suspected or actual fraud). All instruments of transfer which are registered may be retained by the Company.

37.	No Fees on Registration

No fee shall be charged for registration of a transfer or other document or instruction relating to or affecting the title to any share or for making any other entry in the Register.

38.	Other Powers in Relation to Transfers

Nothing in these Articles shall prevent the Board:

(a)	from recognising a renunciation of the allotment of any share by the allottee in favour of another person; or
(b)

(if empowered to do so by these Articles) from authorising any person to execute an instrument of transfer of a share and from authorising any person to transfer that share in accordance with any procedures implemented under Article 19.

39.	Transmission of Shares on Death

If a member dies, the survivors or survivor (where the member was a joint holder), and his executors or administrators (where the member was a sole or the only survivor of joint holders), shall be the only persons recognised by the Company as having any title to his shares. Nothing in these Articles shall release the estate of a deceased member from any liability for any share which has been solely or jointly held by such member.

40.	Election of Person Entitled By Transmission
40.1

Any person becoming entitled to a share because of the death or bankruptcy of a member, or otherwise by operation of law, may (on such evidence as to his title being produced as the Board may require) elect either to become registered as a member or to have some person nominated by him registered as a member. If such person elects to become registered himself, he shall notify the Company to that effect. If such person elects to have some other person registered, he shall execute an instrument of transfer of such share to that person. All the provisions of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer (as the case may be) as if it were an instrument of transfer executed by the member and his death, bankruptcy or other event had not occurred. Where the entitlement of a person to a share because of the death or bankruptcy of a member or otherwise by operation of law is proved to the satisfaction of the Board, the Board shall within 30 days after proof cause the entitlement of that person to be noted in the Register.

40.2	A person entitled by transmission to a share in uncertificated form who elects to have some other person registered shall either:
(a)	procure that instructions are given by means of the relevant system to effect transfer of such uncertificated share to that person; or
(b)	change the uncertificated share to certificated form and execute an instrument of transfer of that certificated share to that person.

41.	Rights on Transmission

Where a person becomes entitled to a share because of the death or bankruptcy of any member, or otherwise by operation of law, the rights of the holder in relation to such share shall cease. However, the person so entitled may give a good discharge for any dividends and other monies payable in respect of it and shall have the same rights to which he would be entitled if he were the holder of the share, except that he shall not be entitled to receive notice of, or to attend or vote at, any meeting of the Company or any separate meeting of the holders of any class of shares of the Company before he is registered as the holder of the share. The Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share. If the notice is not complied with within 30 days, the Board may withhold payment of all dividends and the other monies payable in respect of such share until the requirements of the notice have been complied with.

42.	Destruction of Documents
42.1	The Company may destroy any:
(a)	instrument of transfer, after six years from the date on which it is registered;
(b)	dividend mandate or any variation or cancellation of a dividend mandate or any notification of change of name or address, after two years from the date on which it is recorded;
(c)	share certificate, after one year from the date on which it is cancelled;
(d)	instrument of proxy which has been used for the purpose of a poll at any time after one year has elapsed from the date of use;
(e)	instrument of proxy which has not been used for the purpose of a poll at any time after a period of one month has elapsed from the end of the meeting to which the instrument of proxy relates; or
(f)	other document for which any entry in the Register is made, after six years from the date on which an entry was first made in the Register in respect of it,

provided that the Company may destroy any such type of document at a date earlier than that authorised by this Article if a copy of such document is made and retained (whether electronically, by microfilm, by digital imaging or by other similar means) until the expiration of the period applicable to the destruction of the original of such document.

42.2	It shall be conclusively presumed in favour of the Company that every:
(a)	entry in the Register purporting to have been made on the basis of a document so destroyed was duly and properly made;
(b)	instrument of transfer so destroyed was duly registered;
(c)	share certificate so destroyed was duly cancelled; and
(d)	other document so destroyed had been properly dealt with under its terms and was valid and effective according to the particulars in the records of the Company.
42.3

This Article shall only apply to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant. Nothing in this Article shall be construed as imposing any liability on the Company in respect of the destruction of any such document other than as provided for in this Article which would not attach to the Company in the absence of this Article. References in this Article to the destruction of any document include references to the disposal of it in any manner.

42.4

References in this Article to instruments of transfer shall include, in relation to uncertificated shares, instructions and/or notifications made in accordance with the relevant system relating to the transfer of such shares.

43.	Sub-Division

Any resolution authorising the Company to sub-divide its shares or any of them may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage or be subject to any restriction as compared with the others.

44.	Fractions

If any shares are consolidated or consolidated and then divided, the Board has power to deal with any fractions of shares which result. If the Board decides to sell any shares representing fractions, it can do so for the best price reasonably obtainable and distribute the net proceeds of sale among members in proportion to their fractional entitlements. The Board can arrange for any shares representing fractions to be entered in the Register as certificated shares if they consider that this makes it easier to sell them. The Board can sell those shares to anyone, including the Company if the legislation allows, and may authorise any person to transfer or deliver the shares to the buyer or in accordance with the buyer’s instructions. The buyer shall not be bound to see to the application of the purchase money, nor shall the buyer’s title to the share be affected by any irregularity or invalidity in the proceedings in reference to the sale.

45.	Annual General Meetings

An annual general meeting shall be held once a year, at such time (consistent with the terms of the Companies Acts) and place as may be determined by the Board.

46.	Convening of General Meetings
46.1

All meetings other than annual general meetings shall be called general meetings. The Board may, whenever it thinks fit, and shall on requisition in accordance with the Companies Acts, proceed to convene a general meeting.

46.2	Subject always to Article 55.3, the Board may make whatever arrangements it considers fit to allow those entitled to do so to attend and participate in any general meeting.
46.3

The Board shall determine in relation to each general meeting the means of attendance at and participation in the meeting, including whether the persons entitled to attend and participate in the meeting shall be enabled to do so:

(a)

subject to Article 55.3) by means of electronic facility or facilities pursuant to Article 47 (and for the avoidance of doubt, the Board shall be under no obligation to offer or provide such facility or facilities, whatever the circumstances); and/or

(b)	by simultaneous attendance and participation at a satellite meeting place or places pursuant to Article 49.7.
46.4

Unless otherwise specified in the notice of meeting or determined by the chair of the meeting, a general meeting is deemed to take place at the place where the chair of the meeting is at the time of the meeting.

46.5

Two or more persons who may not be in the same place as each other attend a general meeting if their circumstances are such that if they have (or were to have) rights to speak and vote at that meeting, they are (or would be) able to exercise them.

46.6

A person is able to participate in a meeting if that person’s circumstances are such that if he or she has (or were to have) rights in relation to the meeting, he or she is (or would be) able to exercise them.

46.7

In determining whether persons are attending or participating in a meeting, other than at a physical place or places, it is immaterial where any of them are or how they are able to communicate with each other.

46.8

A person is able to exercise the right to speak at a general meeting when that person is in a position to communicate to all those attending the meeting, during the meeting, any information or opinions which that person has on the business of the meeting.

46.9	A person is able to exercise the right to vote at a general meeting when:
(a)	that person is able to vote, during the meeting (or, in the case of a poll, within the time period specified by the chair of the meeting) on resolutions put to the vote at the meeting; and
(b)	that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.
46.10

If, at any general meeting at which members are entitled to participate by means of electronic facility or facilities determined by the Board pursuant to Article 47, any document is required to be on display or to be available for inspection at the meeting (whether prior to or for the duration of the meeting or both), the Company shall ensure that it is available in electronic form to persons entitled to inspect it for at least the required period of time, and this will be deemed to satisfy any such requirement.

47.	Simultaneous Attendance and Participation by Electronic Facilities

Without prejudice to Article 46.7, the Board may resolve to enable persons entitled to attend and participate in a general meeting to do so partly (but not wholly) by simultaneous attendance and participation by means of electronic facility or facilities, and may determine the means, or all different means, of attendance and participation used in relation to the general meeting. The members present in person or by proxy by means of an electronic facility or facilities (as so determined by the Board) shall be counted in the quorum for, and be entitled to participate in, the general meeting in question. That meeting shall be duly constituted and its proceedings valid if the chair is satisfied that adequate facilities are available throughout the meeting to ensure that members attending the meeting by all means (including the means of an electronic facility or facilities) are able to:

(a)	participate in the business for which the meeting has been convened;
(b)	hear all persons who speak at the meeting; and
(c)	be heard by all other persons attending and participating in the meeting.
48.	Notice of General Meetings

A general meeting shall be called by at least such minimum notice as is required or permitted by the Companies Acts. The period of notice shall in either case be exclusive of the day on which it is served or deemed to be served and of the day on which the meeting is to be held and shall be given to all members other than those who are not entitled to receive such notices from the Company. The Company may give such notice by any means or combination of means permitted by the Companies Acts.

49.	Contents of Notice of Meetings
49.1

Every notice calling a general meeting (including any satellite meeting place or places determined pursuant to Article 47) shall specify the place, date and time of the meeting, and there shall appear with reasonable prominence in every such notice a statement that a member entitled to attend and vote is entitled to a proxy or (if he has more than one share) proxies to exercise all or any of his rights to attend, speak and vote and that a proxy need not be a member of the Company. Such notice shall also include the address of the website on which the information required by the Act is published, state the procedures with which members must comply in order to be able to attend and vote at the meeting (including the date by which they must comply), provide details of any forms to be used for the appointment of a proxy and state that a member has the right to ask questions at the meeting in accordance with the Act.

49.2

The notice shall specify the general nature of the business to be transacted at the meeting and shall set out the text of all resolutions to be considered by the meeting and shall state in each case whether it is proposed as an ordinary resolution or as a special resolution.

49.3	In the case of an annual general meeting, the notice shall also specify the meeting as such.
49.4	If pursuant to Article 47 the Board determines that a general meeting shall be held partly by means of electronic facility or facilities, the notice shall:
(a)	include a statement to that effect;
(b)	specify the means, or all different means, of attendance and participation thereat, and any access, identification and security arrangements determined pursuant to Article 59; and
(c)	state how it is proposed that persons attending or participating in the meeting electronically should communicate with each other during the meeting.
49.5	The notice shall specify such arrangements as have at that time been made for the purpose of Article 49.7 or Article 60.
49.6

For the purposes of determining which persons are entitled to attend or vote at a meeting and how many votes a person may cast, the Company may specify in the notice of meeting a time, not more than 48 hours before the time fixed for the meeting (not taking into account non-working days) by which a person must be entered in the Register in order to have the right to attend or vote at the meeting or appoint a proxy to do so.

49.7

Without prejudice to Article 47, the Board may resolve to enable persons entitled to attend and participate in a general meeting to do so by simultaneous attendance and participation at a satellite meeting place or places anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to participate in, the general meeting in question, and the meeting shall be duly constituted and its proceedings valid if the chair is satisfied that adequate facilities are available throughout the meeting to ensure that members attending at all the meeting places are able to:

(a)	participate in the business for which the meeting has been convened;
(b)	hear all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place; and
(c)	be heard by all other persons so present in the same way,

and the meeting shall be deemed to take place at the place where the chairman of the meeting presides (the principal meeting place, with any other location where that meeting takes place being referred in these Articles as a satellite meeting). The chair shall be present at, and the meeting shall be deemed to take place at, the principal meeting place and the powers of the chair shall apply equally to each satellite meeting place, including his or her power to adjourn the meeting as referred to in Article 56.

50.	Omission to Give Notice and Non-Receipt of Notice

The accidental omission to give notice of any meeting or to send an instrument of proxy (where this is intended to be sent out with the notice) to or the non-receipt of either by, any person entitled to receive the same shall not invalidate the proceedings of that meeting.

51.	Postponement of General Meeting

If the Board considers that it is impracticable or unreasonable to hold a general meeting on the date or at the time or place stated in the notice calling the meeting, it may postpone or move the meeting (or do both). The Board shall take reasonable steps to ensure that notice of the date, time and place of the rearranged meeting is given to any member trying to attend the meeting at the original time and place. Notice of the date, time and place of the rearranged meeting shall, if practicable, also be placed in at least two national newspapers published in the United Kingdom. Notice of the business to be transacted at such rearranged meeting shall not be required. If a meeting is rearranged in this way, appointments of proxy are valid if they are received as required by these Articles not less than 48 hours before the time appointed for holding the rearranged meeting and for the purpose of calculating this period, the Board can decide in their absolute discretion, not to take account of any part of a day that is not a working day. The Board may also postpone or move the rearranged meeting (or do both) under this Article.

52.	Quorum at General Meeting

No business shall be transacted at any general meeting unless a quorum is present. If a quorum is not present, a chairman of the meeting can still be chosen and this will not be treated as part of the business of the meeting. ~~Two members present in person or by proxy and entitled to attend and to vote on the business to be transacted shall be a quorum.~~ A quorum shall be present if both:

(a)

two qualifying persons are present at a meeting unless each is a qualifying person only because (i) he is authorised to act as the representative of a corporation in relation to the meeting, and they are representatives of the same corporation, or (ii) he is appointed as proxy of a member in relation to the meeting, and they are proxies of the same member; and

(b)

those qualifying persons present together hold (or are the representative or proxy of members in relation to the meeting holding) at least one-third (33 1/3 percent) of the number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted.

For the purposes of this Article 52, (A) a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting and (B) where a qualifying person is present as proxy of a member in relation to the meeting, only the shares in respect of which the proxy is authorised to exercise voting rights will be treated as held for the purposes of determining whether a quorum is present.

53.	Procedure if Quorum Not Present

If a quorum is not present within 15 minutes (or such longer interval as the chairman in his absolute discretion thinks fit) from the time appointed for holding a general meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members. In any other case, the meeting shall stand adjourned to another day, (not being less than ten clear days after the date of the original meeting), and at such time and place or places, with such means of attendance and participation (including partly, but not wholly, by means of electronic facility or facilities), as the chairman (or, in default, the Board) may determine. If at such adjourned meeting a quorum is not present within 15 minutes from the time appointed for holding the meeting, the meeting shall be dissolved ~~one person entitled to vote on the business to be transacted, being a member or a proxy for a member or a duly authorised representative of a corporation which is a member, shall be a quorum and any notice of an adjourned meeting shall state this~~.

54.	Chairman of General Meeting
54.1

The chairman of the Board shall preside at every general meeting of the Company. If there is no such chairman or if at any meeting he shall not be present within five minutes after the time appointed for holding the meeting, or shall be unwilling to act as chairman, the deputy chairman (if any) of the Board shall, if present and willing to act, preside at such meeting. If more than one deputy chairman is present they shall agree amongst themselves who is to take the chair or, if they cannot agree, the deputy chairman who has been in office as a director the longest shall take the chair.

54.2

If no chairman or deputy chairman shall be so present and willing to act, the Directors present shall choose one of their number to act or, if there be only one Director present, he shall be chairman if willing to act. If there be no Director present and willing to act, the members present and entitled to vote shall choose one of their number to be chairman of the meeting. Nothing in these Articles shall restrict or exclude any of the powers or rights of a chairman of a meeting which are given by law.

55.	Entitlement to Attend and Speak
55.1

A Director (and any other person invited by the chairman to do so) may attend and speak at any general meeting and at any separate meeting of the holders of any class of shares of the Company, whether or not he is a member.

55.2

All persons seeking to attend and participate in a general meeting by way of electronic facility or facilities shall be responsible for maintaining adequate facilities to enable them to do so. Subject only to the requirement for the chair to adjourn a general meeting in accordance with the provisions of Article 56.2, any inability of a person or persons to attend or participate in a general meeting by way of electronic facility or facilities shall not invalidate the proceedings of that meeting.

55.3	Nothing in these Articles authorises or allows a general meeting to be held exclusively on an electronic basis.
56.	Adjournments
56.1

The chairman may, with the consent of a meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn any meeting from time to time (or indefinitely) and from place to place (or, in the case of a meeting held at a principal meeting place and one or more satellite meeting places, such other places) and/or from such electronic facility or facilities for attendance and participation to such other electronic facility or facilities as the meeting shall determine. However, without prejudice to any other power which he may have under these Articles (including the power to adjourn a meeting conferred by Article 56.2) or at common law, the chairman may, without the need for the consent of the meeting and before or after it has started and irrespective of whether a quorum is present, interrupt or adjourn any meeting from time to time (or indefinitely) and from place to place (or places in the case of a meeting to which Article 49.7 applies) or from electronic facility to electronic facility, or for an indefinite period if he is of the opinion that it has become necessary to do so in order to secure the proper and orderly conduct of the meeting or to give all persons entitled to do so a reasonable opportunity of attending, speaking and voting at the meeting or to ensure that the business of the meeting is properly disposed of.

56.2

If it appears to the chair that the facilities at the principal meeting place or any satellite meeting place or an electronic facility or facilities or security at any general meeting have become inadequate for the purposes referred to in Articles 47 or 49.7, or are otherwise not sufficient to allow the meeting to be conducted substantially in accordance with the provisions set out in the notice of meeting, then the chair shall, without the consent of the meeting, interrupt or adjourn the general meeting.

56.3	All business conducted at a meeting up to the time of any adjournment shall, subject to Article 56.4, be valid.
56.4

The chair may specify that only the business conducted at the meeting up to a point in time which is earlier than the time of the adjournment is valid, if in his or her opinion, to do so would be more appropriate.

57.	Notice of Adjournment

Any adjournment pursuant to Article 56 may, subject to the Act, be for such time and with such means of attendance and participation (including at such place or places and/or by means of such electronic facility or facilities) as the chair (or, in default, the Board) may in his, her or its absolute discretion determine, notwithstanding that by reason of the adjournment some members may be unable to attend and participate in the adjourned meeting. Whenever a meeting is adjourned for 14 days or more or indefinitely, at least seven clear days’ notice, specifying the day, the time and the place or places of the adjourned meeting and the means of attendance and participation (including by means of electronic facility or facilities if applicable) as the chair (or, in default, the Board) may in his or her absolute discretion determine, and the general nature of the business to be transacted, shall be given in the same manner as in the case of the original meeting. Save as aforesaid and subject to the Act, no member shall be entitled to any notice of an adjournment or of the business to be transacted at any adjourned meeting.

58.	Business of Adjourned Meeting

No business shall be transacted at any adjourned meeting other than the business which might properly have been transacted at the meeting from which the adjournment took place.

59.	Accommodation of Members, Security Arrangements and Orderly Conduct at General Meetings
59.1

The Board may, for the purpose of controlling the level of attendance or ensuring the safety of those attending at any place specified for the holding of a general meeting, ensuring the security of the meeting and ensuring the future orderly conduct of the meeting, from time to time make such arrangements as it shall in its absolute discretion consider to be appropriate and may from time to time vary any such arrangements or make new arrangements therefor. Any decision made under this Article 59.1 shall be final and the entitlement of any member or proxy to attend a general meeting at such place (or places, in the case of a meeting to which Article 49.7 applies) shall be subject to any such arrangements as may be for the time being approved by the Board.

59.2

The Board may direct that any person wishing to attend any general meeting held at a physical place should provide evidence of identity and submit to such searches or other security arrangements or restrictions (including restrictions in items of personal property to be taken into the meeting) as the Board shall consider appropriate in the circumstances.

59.3

If a general meeting is held partly by means of an electronic facility or facilities pursuant to Article 47, the Board and the chairman may make any arrangement and impose any requirement or restriction that is:

(a)	necessary to ensure the identification of those taking part by means of such electronic facility or facilities and the security of the electronic communication; and
(b)	in its or his or her view, proportionate to those objectives.
59.4	In this respect, the Board may authorise any voting application, system or facility for attendance and participation as it sees fit.
59.5

The Board shall be entitled in its absolute discretion to authorise one or more persons (including the Directors, the company secretary or the chairman) to refuse physical or electronic entry to, or eject (physically or electronically) from, any meeting any person who fails to provide such evidence of identity or to submit to such searches or to otherwise comply with such security arrangements or restrictions as are required pursuant to this Article, or who causes the meeting to become disorderly.

59.6

Subject to the Act (and without prejudice to any other powers vested in the chairman of a meeting) when conducting a general meeting, the chairman may make whatever arrangement and take such action or give such directions as he or she considers, in his or her absolute discretion, to be appropriate or conducive to promote the orderly conduct of the meeting, to promote the conduct of the business laid down in the notice of the meeting with reasonable despatch and to maintain good order. The chairman’s decision on points of order, matters of procedure or on matters arising incidentally from the business of the meeting shall be final and conclusive, as shall his or her determination as to whether any point or matter is of such a nature ~~Subject to the Act (and without prejudice to any other powers vested in the chairman of a meeting) when conducting a general meeting, the chairman may make whatever arrangement and take such action or give such directions as he or she considers, in his or her absolute discretion, to be appropriate or conducive to promote the orderly conduct of the meeting, to promote the conduct of the business laid down in the notice of the meeting with reasonable despatch and to maintain good order. The chairman’s decision on points of order, matters of procedure or on matters arising incidentally from the business of the meeting shall be final and conclusive, as shall his or her determination as to whether any point or matter is of such a nature~~.

60.	Overflow Meeting Rooms
60.1

The Board may, in accordance with this Article, make arrangements for members and proxies who are entitled to attend and participate in a general meeting, but who cannot be seated in the main meeting room where the chairman will be, to attend and take part in a general meeting in an overflow room or rooms. Any overflow room will have appropriate links to the main room and will enable audio-visual communication between the meeting rooms throughout the meeting. The Board will decide how to divide members and proxies between the main room and the overflow room. If an overflow room is used, the meeting will be treated as being held and taking place in the main meeting room and the meeting will consist of all the members and proxies who are attending both in the main meeting room and the overflow room.

60.2	Details of any arrangements for overflow rooms will be set out in the notice of the meeting but failure to do so will not invalidate the meeting.
61.	Amendment to Resolutions
61.1

If an amendment to any resolution under consideration is proposed but is ruled out of order by the chairman of the meeting in good faith, any error in such ruling shall not invalidate the proceedings on the original resolution.

61.2

In the case of a resolution duly proposed as a special resolution, no amendment to it (other than an amendment to correct a patent error) may in any event be considered or voted on. In the case of a resolution duly proposed as an ordinary resolution no amendment to it (other than an amendment to correct a patent error) may be considered or voted on unless either at least 48 hours prior to the time appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed, notice in writing of the terms of the amendment and intention to move the same has been lodged at the Office or received in electronic form at the electronic address at which the Company has or is deemed to have agreed to receive it or the chairman of the meeting in his absolute discretion decides that it may be considered or voted on.

62.	Members’ Resolutions
62.1

Members of the Company shall have the rights provided by the Companies Acts to have the Company circulate and give notice of a resolution which may be properly moved, and is intended to be moved, at the Company’s next annual general meeting.

62.2	Expenses of complying with these rights shall be borne in accordance with the Companies Acts.
63.	Method of Voting
63.1

A resolution put to the vote at a general meeting held partly by means of electronic facility or facilities shall be decided on a poll, which poll votes may be cast by such electronic means as the Board, in its sole discretion, deems appropriate for the purposes of the meeting. Any such poll shall be deemed to have been validly demanded at the time fixed for the holding of the meeting to which it relates. Subject thereto, at any general meeting a resolution put to a vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is duly demanded. Subject to the Companies Acts, a poll may be demanded by:

(a)	the chairman of the meeting; or
(b)	at least two members present in person (or by proxy) and entitled to vote at the meeting; or
(c)	a member or members present in person (or by proxy) representing at least one-tenth of the total voting rights of all the members having the right to vote at the meeting; or
(d)

a member or members present in person (or by proxy) holding shares conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to at least one-tenth of the total sum paid up on all the shares conferring that right.

63.2	The chairman of the meeting may also demand a poll before a resolution is put to the vote on a show of hands.
63.3	At general meetings, resolutions shall be put to the vote by the chairman of the meeting and there shall be no requirement for the resolution to be proposed or seconded by any person.
63.4

Unless a poll is duly demanded and the demand is not withdrawn, a declaration by the chairman of the meeting that a resolution has on a show of hands been carried, or carried unanimously or by a particular majority, or lost, or not carried by a particular majority, and an entry to that effect in the book containing the minutes of proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of or against such resolution.

64.	Objection to Error in Voting

No objection shall be raised to the qualification of any voter or to the counting of, or failure to count, any vote, except at the meeting or adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same is of sufficient magnitude to vitiate the resolution or may otherwise have affected the decision of the meeting. The decision of the chairman of the meeting on such matters shall be final and conclusive.

65.	Procedure on a Poll
65.1

Any poll duly demanded on the election of a chairman or on any question of adjournment shall be taken immediately. A poll duly demanded on any other matter shall be taken in such manner (including the use of ballot or voting papers or tickets or electronic means or any combination thereof) and at such time and place, not more than 30 days from the date of the meeting or adjourned meeting at which the poll was demanded, and by such means of attendance and participation (including at such place or places and/or by means of such electronic facility or facilities) as the chairman shall direct. The chairman may appoint scrutineers who need not be members. It is not necessary to give notice of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case, at least seven clear days’ notice shall be given specifying the time, date and place at which the poll shall be taken. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

65.2

The demand for a poll (other than on the election of a chairman or any question of adjournment) shall not prevent the continuance of the meeting for the transaction of any business other than the question on which a poll has been demanded.

65.3

The demand for a poll may, before the poll is taken, be withdrawn, but only with the consent of the chairman of the meeting. A demand so withdrawn validates the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

65.4	On a poll votes may be given in person or by proxy. A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.
66.	Votes of Members
66.1

Subject to Article 66.2, the Companies Acts, to any special terms as to voting on which any shares may have been issued or may for the time being be held and to any suspension or abrogation of voting rights under these Articles, at any general meeting every member who is present in person (or by proxy) shall on a show of hands have one vote and every member present in person (or by proxy) shall on a poll have one vote for each share of which he is the holder.

66.2

On a show of hands, a duly appointed proxy has one vote for and one vote against a resolution if the proxy has been appointed by more than one member entitled to vote on the resolution and the proxy has been instructed:

(a)	by one or more of those members to vote for the resolution and by one or more other of those members to vote against it; or
(b)	by one or more of those members to vote either for or against the resolution and by one or more other of those members to use his/her discretion as to how to vote.
66.3

If two or more persons are joint holders of a share, then in voting on any question the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the Register.

66.4

Where in England or elsewhere a receiver or other person (by whatever name called) has been appointed by any court claiming jurisdiction in that behalf to exercise powers with respect to the property or affairs of any member on the ground (however formulated) of mental disorder, the Board may in its absolute discretion, upon or subject to production of such evidence of the appointment as the Board may require, permit such receiver or other person on behalf of such member to vote in person, on a show of hands or on a poll, by proxy on behalf of such member at any general meeting or to exercise any other right conferred by membership in relation to meetings of the Company. Evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote shall be deposited at the Office, or at such other place as is specified in accordance with these Articles for the deposit of instruments of proxy, at least 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and, in default, the right to vote shall not be exercisable.

66.5

In the case of equality of votes whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a casting vote.

67.	No Right to Vote Where Sums Overdue on Shares

No member may vote at a general meeting (or any separate meeting of the holders of any class of shares), either in person or by proxy, or to exercise any other right or privilege as a member in respect of a share held by him unless:

(a)

all calls or other sums presently due and payable by him in respect of that share whether alone or jointly with any other person together with interest and expenses (if any) have been paid to the Company; or

(b)	the Board determines otherwise.

68.	Voting by Proxy
68.1

Subject to Article 68.2, an instrument appointing a proxy shall be in writing in any usual form (or in another form approved by the Board) executed under the hand of the appointer or his duly constituted attorney or, if the appointer is a corporation, under its seal or signed by a duly authorised officer or attorney or other person authorised to sign.

68.2

Subject to the Companies Acts, the Board may accept the appointment of a proxy received by electronic means on such terms and subject to such conditions as it considers fit. The appointment of a proxy received by electronic means shall not be subject to the requirements of Article 68.1.

68.3	For the purposes of Articles 68.1 and 68.2, the Board may require such reasonable evidence it considers necessary to determine:
(a)	the identity of the member and the proxy; and
(b)	where the proxy is appointed by a person acting on behalf of the member, the authority of that person to make the appointment.
68.4

A member may appoint another person as his proxy to exercise all or any of his rights to attend and to speak and to vote (both on a show of hands and on a poll) on a resolution or amendment of a resolution, or on other business arising, at a meeting or meetings of the Company. Unless the contrary is stated in it, the appointment of a proxy shall be deemed to confer authority to exercise all such rights, as the proxy thinks fit.

68.5	A proxy need not be a member.
68.6

A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to different shares held by the member. When two or more valid but differing appointments of proxy are delivered or received for the same share for use at the same meeting, the one which is last validly delivered or received (regardless of its date or the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that share.

68.7	Delivery or receipt of an appointment of proxy does not prevent a member attending and voting in person at the meeting or an adjournment of the meeting or on a poll.
68.8

The appointment of a proxy shall (unless the contrary is stated in it) be valid for an adjournment of the meeting as well as for the meeting or meetings to which it relates. The appointment of a proxy shall be valid for 12 months from the date of execution or, in the case of an appointment of proxy delivered by electronic means, for 12 months from the date of delivery unless otherwise specified by the Board.

68.9

Subject to the Companies Acts, the Company may send a form of appointment of proxy to all or none of the persons entitled to receive notice of and to vote at a meeting. If sent, the form shall provide for three-way voting on all resolutions (other than procedural resolutions) set out in the notice of meeting.

69.	Receipt of Proxy
69.1	An instrument appointing a proxy and any reasonable evidence required by the Board in accordance with Article 68.3 shall:
(a)

subject to Articles 69.1(c) and (d), in the case of an instrument of proxy in hard copy form, delivered to the office, or another place in the United Kingdom specified in the notice convening the meeting or in the form of appointment of proxy or other accompanying document sent by the Company in relation to the meeting (a proxy notification address) not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote;

(b)	subject to Articles 69.1(c) and (d), in the case of an appointment of a proxy sent by electronic means, where the Company has given an electronic address (a proxy notification electronic address):
(i)	in the notice calling the meeting;
(ii)	in an instrument of proxy sent out by the Company in relation to the meeting;
(iii)	in an invitation to appoint a proxy issued by the Company in relation to the meeting; or
(iv)	on a website maintained by or on behalf of the Company on which any information relating to the meeting is required by the Act to be kept,

it shall be received at such proxy notification electronic address not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote;

(c)

in the case of a poll taken more than 48 hours after it is demanded, delivered or received at a proxy notification address or a proxy notification electronic address and not less than 24 hours before the time appointed for the holding of the adjourned meeting or the taking of the poll; or

(d)

in the case of a poll which is not taken at the meeting at which it is demanded but is taken 48 hours or less after it is demanded, or in the case of an adjourned meeting to be held 48 hours or less after the time fixed for holding the original meeting, received:

(i)	at a proxy notification address or a proxy notification electronic address in accordance with Articles 69.1(a) or (b);
(ii)	by the chairman of the meeting or the secretary or any director at the meeting at which the poll is demanded or, as the case may be, at the original meeting; or
(iii)	at a proxy notification address or a proxy notification electronic address by such time as the chairman of the meeting may direct at the meeting at which the poll is demanded.

In calculating the periods in this Article, no account shall be taken of any part of a day that is not a working day.

69.2

The Board may decide, either generally or in any particular case, to treat a proxy appointment as valid notwithstanding that the appointment or any of the information required under Article 68.3 has not been received in accordance with the requirements of this Article.

69.3

Subject to Article 69.2, if the proxy appointment and any of the information required under Article 68.3 is not received in the manner set out in Article 69.1, the appointee shall not be entitled to vote in respect of the shares in question.

69.4	Without limiting the foregoing, in relation to any uncertificated shares, the Board may from time to time:
(a)	permit appointments of a proxy by means of a communication sent in electronic form in the form of an uncertificated proxy instruction; and
(b)	permit supplements to, or amendments or revocations of, any such uncertificated proxy instruction by the same means.

The Board may in addition prescribe the method of determining the time at which any such uncertificated proxy instruction is to be treated as received by the Company or a participant acting on its behalf. The Board may treat any such uncertificated proxy instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

70.	Revocation of Proxy

A vote given or poll demanded by a proxy shall be valid in the event of the death or mental disorder of the principal or the revocation of the instrument of proxy, or of the authority under which the instrument of proxy was executed, or the transfer of the share for which the instrument of proxy is given, unless notice in writing of such death, mental disorder, revocation or transfer shall have been received by the Company at the Office, or at such other place as has been appointed for the deposit of instruments of proxy, no later than the last time at which an appointment of a proxy should have been received in order for it to be valid for use at the meeting or on the holding of the poll at which the vote was given or the poll taken.

71.	Corporate Representatives
71.1

A corporation (whether or not a company within the meaning of the Act) which is a member may, by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative (or, as the case may be, representatives) at any meeting of the Company or at any separate meeting of the holders of any class of shares.

71.2

Any person so authorised shall be entitled to exercise the same powers on behalf of the corporation (in respect of that part of the corporation’s holdings to which the authority relates) as the corporation could exercise if it were an individual member.

71.3

The corporation shall for the purposes of these Articles be deemed to be present in person and at any such meeting if a person so authorised is present at it, and all references to attendance and voting in person shall be construed accordingly.

71.4

A Director, the Secretary or some person authorised for the purpose by the Secretary may require the representative to produce a certified copy of the resolution so authorising him or such other evidence of his authority reasonably satisfactory to them before permitting him to exercise his powers.

71.5

A vote given or a poll demanded by a corporate representative shall be valid notwithstanding that the representative is no longer authorised to represent the member unless notice of the revocation of appointment was delivered in writing to the Company at such place or address and by such time as is specified in Article 70 for the revocation of the appointment of a proxy.

72.	Failure to Disclose Interests in Shares
72.1

If a member, or any other person appearing to be interested in shares held by that member, has been issued with a notice under section 793 of the Act (section 793 notice) and has failed in relation to any shares (default shares, which expression includes any shares issued after the date of such notice in right of those shares) to give the Company the information required by the section 793 notice within the prescribed period from the service of the notice, the following sanctions shall apply unless the Board determines otherwise:

(a)

the member shall not be entitled in respect of the default shares to be present or to vote (either in person or by representative or proxy) at any general meeting or at any separate meeting of the holders of any class of shares or on any poll or to exercise any other right conferred by membership in relation to any such meeting or poll; and

(b)	where the default shares represent at least 0.25% in nominal value of the issued shares of their class (calculated exclusive of any shares held as treasury shares):
(i)

any dividend or other money payable for such shares shall be withheld by the Company, which shall not have any obligation to pay interest on it, and the member shall not be entitled to elect, pursuant to Article 130, to receive shares instead of that dividend; and

(ii)

no transfer, other than an excepted transfer, of any shares held by the member shall be registered unless the member himself is not in default of supplying the required information and the member proves to the satisfaction of the Board that no person in default of supplying such information is interested in any of the shares that are the subject of the transfer.

For the purposes of ensuring Article 72.1(b)(ii) can apply to all shares held by the member, the Company may in accordance with the uncertificated securities rules, issue a written notification to the Operator requiring conversion into certificated form of any share held by the member in uncertificated form.

72.2	Where the sanctions under Article 72.1 apply in relation to any shares, they shall cease to have effect (and any dividends withheld under Article 72.1(b) shall become payable):
(a)	if the shares are transferred by means of an excepted transfer but only in respect of the shares transferred; or
(b)

at the end of the period of seven days (or such shorter period as the Board may determine) following receipt by the Company of the information required by the section 793 notice and the Board being fully satisfied that such information is full and complete.

72.3

Where, on the basis of information obtained from a member in respect of any share held by him, the Company issues a section 793 notice to any other person, it shall at the same time send a copy of the notice to the member, but the accidental omission to do so, or the non-receipt by the member of the copy, shall not invalidate or otherwise affect the application of Article 72.1.

72.4	For the purposes of this Article:
(a)

a person, other than the member holding a share, shall be treated as appearing to be interested in that share if the member has informed the Company that the person is, or may be, so interested, or if the Company (after taking account of any information obtained from the member or, pursuant to a section 793 notice, from anyone else) knows or has reasonable cause to believe that the person is, or may be, so interested;

(b)	Interested shall be construed as it is for the purpose of section 793 of the Act;
(c)	reference to a person having failed to give the Company the information required by a notice, or being in default as regards supplying such information, includes reference:
(i)	to his having failed or refused to give all of any part of it; and
(ii)	to his having given information which he knows to be false in a material particular or having recklessly given information which is false in a material particular;
(d)	prescribed period means 14 days;

(e)	excepted transfer means, in relation to any shares held by a member:
(i)	a transfer by way of or pursuant to acceptance of a takeover offer for the Company (within the meaning of section 974 of the Act); or
(ii)

a transfer in consequence of a sale made through a recognised investment exchange (as defined in section 285 of the FSMA) or any other stock exchange outside the United Kingdom on which the Company’s shares are normally traded; or

(iii)

a transfer which is shown to the satisfaction of the Board to be made in consequence of a sale of the whole of the beneficial interest in the shares to a person who is unconnected with the member and with any other person appearing to be interested in the shares.

72.5	Nothing contained in this Article shall be taken to limit the powers of the Company under section 794 of the Act.
73.	Power of Sale of Shares of Untraced Members
73.1	The Company shall be entitled to sell at the best price reasonably obtainable any share of a member, or any share to which a person is entitled by transmission, if and provided that:
(a)

during the period of 12 years before the date of sending of the notice referred to in Article 73.1(b) no cheque, order or warrant in respect of such share sent by the Company through the post in a pre-paid envelope addressed to the member or to the person entitled by transmission to the share, at his address on the Register or other last known address given by the member or person to which cheques, orders or warrants in respect of such share are to be sent has been cashed and the Company has received no communications in respect of such share from such member or person entitled, provided that during such period of 12 years the Company has paid at least three cash dividends (whether interim or final) and no such dividend has been claimed by the person entitled to it;

(b)

on or after expiry of the said period of 12 years, the Company has given notice of its intention to sell such share by sending a notice to the member or person entitled by transmission to the share at his address on the Register or other last known address given by the member or person entitled by transmission to the share and before sending such a notice to the member or other person entitled by transmission, the Company must have used reasonable efforts to trace the member or other person entitled, engaging, if considered appropriate, a professional asset reunification company or other tracing agent and/or giving notice of its intention to sell the share by advertisement in a national newspaper and in a newspaper circulating in the area of the address of the member or person entitled by transmission to the share shown in the Register;

(c)

during the further period of three months following the date of such notice and prior to the exercise of the power of sale the Company has not received any communication in respect of such share from the member or person entitled by transmission; and

(d)

the Company has given notice to NASDAQ of its intention to make such sale, if shares of the class concerned, or certificated or uncertificated depositary instruments over such shares, are listed on NASDAQ or dealt in on any other recognised stock exchange on which the shares are listed.

73.2

To give effect to any sale of shares under this Article, the Board may authorise some person to transfer the shares in question and may enter the name of the transferee in respect of the transferred shares in the Register even if no share certificate has been lodged for such shares and may issue a new certificate to the transferee. An instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of or the person entitled by transmission to, the shares. The buyer shall not be bound to see to the application of the purchase monies, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. If the shares are in uncertificated form, in accordance with the uncertificated securities rules, the Board may issue a written notification to the Operator requiring the conversion of the share to certificated form.

73.3

If during the period of 12 years referred to in Article 73.1, or during any period ending on the date when all the requirements of Articles 73.1(a) to 73.1(d) have been satisfied, any additional shares have been issued in respect of those held at the beginning of, or previously so issued during, any such period and all the requirements of Articles 73.1(b) to 73.1(d) have been satisfied in regard to such additional shares, the Company shall also be entitled to sell the additional shares.

74.	Application of Proceeds of Sale of Shares of Untraced Members

The Company shall account to the member or other person entitled to the share for the net proceeds of a sale under Article 73 by carrying all monies relating to such sale to a separate account. The Company shall be deemed to be a debtor to, and not a trustee for, such member or other person in respect of such monies. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments as the Board may think fit. No interest shall be payable to such member or other person in respect of such monies and the Company does not have to account for any money earned on them.

75.	Number of Directors

Unless otherwise determined by the Company by ordinary resolution, the number of Directors (other than any alternate Directors) shall be at least two.

76.	Power of Company to Appoint Directors

Subject to these Articles and the Companies Acts, the Company may by ordinary resolution appoint a person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing Board but the total number of Directors shall not exceed any maximum number fixed in accordance with these Articles.

77.	Power of Board to Appoint Directors

Subject to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board but the total number of Directors shall not exceed any maximum number fixed in accordance with these Articles.

78.	Eligibility of New Directors
78.1	No person, other than a retiring Director (by rotation or otherwise), shall be appointed or re-appointed a Director at any general meeting unless:
(a)	he is recommended by the Board; or
(b)

at least seven but not more than 42 clear days before the date appointed for the meeting the Company has received notice from a member (other than the person proposed) entitled to vote at the meeting of his intention to propose a resolution for the appointment or re-appointment of that person, stating the particulars which would, if he were so appointed or re-appointed, be required to be included in the Company’s register of directors and a notice executed by that person of his willingness to be appointed or re-appointed, is lodged at the Office.

78.2	A Director need not be a member of the Company.

79.	Retirement of Directors
79.1

The Directors shall be divided into three classes designated as “Class I”, “Class II”, and “Class III”, respectively. The Board is authorised to assign members of the Board already in office such classes at the time the Listing becomes effective.

79.2

At the first annual general meeting of the Company following the Listing, each Director in Class I shall retire from office but shall be eligible for re-appointment by ordinary resolution at such annual general meeting and, in each case, where such Director is so re-appointed, they shall be entitled to serve until the third anniversary of such annual general meeting of the Company, at which stage such Director shall retire from office but shall be eligible for reappointment.

79.3

At the second annual general meeting of the Company following the Listing, each Director in Class II shall retire from office but shall be eligible for re-appointment by ordinary resolution at such annual general meeting and, in each case, where such Director is so re-appointed, they shall be entitled to serve until the third anniversary of such annual general meeting of the Company, at which stage such Director shall retire from office but shall be eligible for reappointment.

79.4

At the third annual general meeting of the Company following the Listing, each Director in Class III shall retire from office but shall be eligible for re-appointment by ordinary resolution at such annual general meeting and, in each case, where such Director is so re-appointed, they shall be entitled to serve until the third anniversary of such annual general meeting of the Company, at which stage such Director shall retire from office but shall be eligible for reappointment.

79.5

At each succeeding annual general meeting of the Company following the third annual general meeting of the Company after the Listing. Directors shall be elected to serve for a term of three years to succeed the Directors of the class whose terms expire at such annual general meeting.

79.6	Notwithstanding the foregoing provisions, each Director shall serve until their successor is duly elected and qualified or until their earlier death resignation or removal.
80.	Deemed Re-Appointment
80.1

A Director who retires at an annual general meeting shall (unless he is removed from office or his office is vacated in accordance with these Articles) retain office until the close of the meeting at which he retires or (if earlier) when a resolution is passed at that meeting not to fill the vacancy or to elect another person in his place or the resolution to re-appoint him is put to the meeting and lost.

80.2

If the Company, at any meeting at which a Director retires in accordance with these Articles does not fill the office vacated by such Director, the retiring Director, if willing to act, shall be deemed to be re-appointed unless at that meeting a resolution is passed not to fill the vacancy or elect another person in his place or unless the resolution to re-appoint him is put to the meeting and lost.

81.	Procedure if Insufficient Directors Appointed
81.1	If:
(a)

at the annual general meeting in any year any resolution or resolutions for the appointment or re-appointment of the persons eligible for appointment or re-appointment as Directors are put to the meeting and lost; and

(b)	at the end of that meeting the number of Directors is fewer than any minimum number of Directors required under Article 75,

(c)

all retiring Directors who stood for re-appointment at that meeting (Retiring Directors) shall be deemed to have been re-appointed as Directors and shall remain in office but the Retiring Directors may only act for the purpose of filling vacancies, convening general meetings of the Company and performing such duties as are essential to maintain the Company as a going concern, and not for any other purpose.

81.2

The Retiring Directors shall convene a general meeting as soon as reasonably practicable following the meeting referred to in Article 81.1 and they shall retire from office at that meeting. If at the end of any meeting convened under this Article the number of Directors is fewer than any minimum number of Directors required under Article 75, the provisions of this Article shall also apply to that meeting.

82.	Removal of Directors

In addition to any power of removal conferred by the Companies Acts, the Company may by special resolution, or by ordinary resolution of which special notice has been given in accordance with section 312 of the Act, remove a director before the expiry of his period of office (without prejudice to a claim for damages for breach of contract or otherwise) and may (subject to these Articles) by ordinary resolution appoint another person who is willing to act to be a director in his place.

83.	Vacation of Office by Director
83.1	Without prejudice to the provisions for retirement (by rotation or otherwise) contained in these Articles, the office of a Director shall be vacated if:
(a)	he resigns by notice in writing delivered to the Secretary at the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting;
(b)

he offers to resign by notice in writing delivered to the Secretary at the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting and the Board resolves to accept such offer;

(c)

he is requested to resign by all of the other Directors by notice in writing addressed to him at his address as shown in the register of Directors (without prejudice to any claim for damages which he may have for breach of any contract between him and the Company);

(d)	he ceases to be a Director by virtue of any provision of the Companies Acts, is removed from office pursuant to these Articles or the Act or becomes prohibited by law from being a Director;
(e)	he becomes bankrupt or makes an arrangement or composition with his creditors generally;
(f)

a registered medical practitioner who is treating that person gives a written opinion to the Company stating that person has become physically or mentally incapable of acting as a director and may remain so for more than three months, or he is or has been suffering from mental or physical ill health and the Board resolves that his office be vacated; or

(g)

he is absent (whether or not his alternate Director appointed by him attends), without the permission of the Board, from Board meetings for six consecutive months and a notice is served on him personally, or at his residential address provided to the Company under section 165 of the Act signed by all the other Directors stating that he shall cease to be a Director with immediate effect (and such notice may consist of several copies each signed by one or more Directors).

83.2	If the office of a Director is vacated for any reason, he shall cease to be a member of any committee or sub-committee of the Board.

84.	Resolution as to Vacancy Conclusive

A resolution of the Board declaring a Director to have vacated office under the terms of Article 83 shall be conclusive as to the fact and ground of vacation stated in the resolution.

85.	Appointment of Alternate Directors
85.1

Each Director may appoint any person (including another Director) to be his alternate and may at his discretion remove an alternate Director so appointed. Any appointment or removal of an alternate Director must be by written notice delivered to the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting or in any other manner approved by the Board. The appointment requires the approval of the Board unless it has been previously approved or the appointee is another Director.

85.2	An alternate Director must provide the particulars, and sign any form for public filing required by the Companies Acts relating to his appointment.
86.	Alternate Directors’ Participation in Board Meetings
86.1

Every alternate Director is (subject to his giving to the Company an address within the United Kingdom at which notices may be served on him (and, if applicable, an address in relation to which electronic communications may be received by him)) entitled to receive notice of all meetings of the Board and all committees of the Board of which his appointor is a member and, in his appointor’s absence, to attend and vote at such meetings and to exercise all the powers, rights, duties and authorities of his appointor. Each person acting as an alternate Director shall have a separate vote at Board meetings for each Director for whom he acts as alternate Director in addition to his own vote if he is also a Director, but he shall count as only one for the purpose of determining whether a quorum is present.

86.2

Signature by an alternate Director of any resolution in writing of the Board or a committee of the Board will, unless the notice of his appointment provides otherwise, be as effective as signature by his appointor.

87.	Alternate Directors Responsible for Own Acts

Each person acting as an alternate Director will be an officer of the Company, will alone be responsible to the Company for his own acts and defaults and will not be deemed to be the agent of the Director appointing him.

88.	Interests of Alternate Director

An alternate Director is entitled to contract and be interested in and benefit from contracts or arrangements with the Company, to be repaid expenses and to be indemnified to the same extent as if he were a Director. However, no alternative Director is entitled to receive from the Company any fees for his services as alternate, except such part (if any) of the fee payable to the alternative’s appointor as such appointor may by written notice to the Company direct.

89.	Revocation of Alternate Director

An alternate Director will cease to be an alternate Director:

(a)	if his appointor revokes his appointment; or
(b)	if he resigns his office by notice in writing to the Company; or

(c)

if his appointor ceases for any reason to be a Director, provided that if any Director retires but is re-appointed or deemed to be re-appointed at the same meeting, any valid appointment  of an alternate Director which was in force immediately before his retirement shall remain in force; or

(d)	if any event happens in relation to him which, if he were a Director otherwise appointed, would cause him to vacate his office.
90.	Directors’ Fees

Each of the Directors may be paid a fee at such rate as may from time to time be determined by the Board. However, the aggregate of all fees payable to the Directors (other than amounts payable under any other provision of these Articles) must not exceed £1,000,000 a year or such higher amount as may from time to time be decided by ordinary resolution of the Company. Any fees payable under this Article shall be distinct from any salary, remuneration or other amounts payable to a Director under any other provisions of these Articles and shall accrue from day to day.

91.	Expenses

Each Director may be paid his reasonable travelling, hotel and other expenses properly incurred by him in or about the performance of his duties as Director, including any expenses incurred in attending meetings of the Board or any committee of the Board or general meetings or separate meetings of the holders of any class of shares or debentures of the Company. Subject to the Act, the Directors shall have the power to make arrangements to provide a Director with funds to meet expenditure incurred or to be incurred by him for the purposes of the Company or for the purpose of enabling him to perform his duties as an officer of the Company or to enable him to avoid incurring any such expenditure.

92.	Additional Remuneration

If by arrangement with the Board any Director shall perform or render any special duties or services outside his ordinary duties as a Director and not in his capacity as a holder of employment or executive office, he may be paid such reasonable additional remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine.

93.	Remuneration of Executive Directors

The salary or remuneration of any Director appointed to hold any employment or executive office in accordance with these Articles may be either a fixed sum of money, or may altogether or in part be governed by business done or profits made or otherwise determined by the Board, and may be in addition to or instead of any fee payable to him for his services as Director under these Articles.

94.	Pensions and Other Benefits
94.1

The Board may exercise all the powers of the Company to provide pensions or other retirement or superannuation benefits and to provide death or disability benefits or other allowances or gratuities (whether by insurance or otherwise) for any person who is or has at any time been a Director or employee of:

(a)	the Company;
(b)	any company which is or was a holding company or a subsidiary undertaking of the Company;
(c)	any company which is or was allied to or associated with the Company or a subsidiary undertaking or holding company of the Company; or

(d)	a predecessor in business of the Company or of any holding company or subsidiary undertaking of the Company,

and, in each case, for any member of his family (including a spouse or former spouse) and any person who is or was dependent on him.

94.2

The Board may establish, maintain, subscribe and contribute to any scheme, institution, association, club, trust or fund and pay premiums and, subject to the Companies Acts, lend money or make payments to, guarantee or give an indemnity in respect of, or give any financial or other assistance in connection with any of the matters set out in Article 94.1 above. The Board may procure any of such matters to be done by the Company either alone or in conjunction with any other person. Any Director or former Director shall be entitled to receive and retain for his own benefit any pension or other benefit provided under this Article and shall not have to account for it to the Company. The receipt of any such benefit will not disqualify any person from being or becoming a Director of the Company.

95.	Powers of the Board
95.1

Subject to the Companies Acts, these Articles and to any directions given by special resolution of the Company, the business of the Company will be managed by the Board, which may exercise all the powers of the Company, whether relating to the management of the business or not.

95.2

No alteration of these Articles and no such direction given by the Company shall invalidate any prior act of the Board which would have been valid if such alteration had not been made or such direction had not been given. Provisions contained elsewhere in these Articles as to any specific power of the Board shall not be deemed to limit the general powers given by this Article.

96.	Powers of Directors if Less Than Minimum Number

If the number of Directors is less than the minimum prescribed in Article 75 or decided by the Company by ordinary resolution, the remaining Director or Directors may act only for the purposes of appointing an additional Director or Directors to make up that minimum or convening a general meeting of the Company for the purpose of making such appointment. If no Director or Directors is or are able or willing to act, two members may convene a general meeting for the purpose of appointing Directors. An additional Director appointed in this way holds office (subject to these Articles) only until the dissolution of the next annual general meeting after his appointment unless he is reappointed during the annual general meeting.

97.	Powers of Executive Directors

The Board or any committee authorised by the Board may:

(a)

delegate or entrust to and confer on any Director holding executive office (including a chief executive or managing director, if appointed) such of its powers, authorities and discretions (with power to sub-delegate) for such time, on such terms and subject to such conditions as it thinks fit; and

(b)	revoke, withdraw, alter or vary all or any of such powers.
98.	Delegation to Committees
98.1

The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) for such time on such terms and subject to such conditions as it thinks fit to any committee consisting of one or more Directors and (if thought fit) one or more other persons provided that:

(a)	a majority of the members of a committee shall be Directors; and

(b)	no resolution of a committee shall be effective unless a majority of those present when it is passed are Directors or alternate Directors.
98.2

The Board may confer such powers either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may revoke, withdraw, alter or vary any such powers and discharge any such committee in whole or in part. Insofar as any power, authority or discretion is so delegated, any reference in these Articles to the exercise by the Board of such power, authority or discretion shall be construed as if it were a reference to the exercise of such power, authority or discretion by such committee.

99.	Local Management
99.1

The Board may establish any local or divisional boards or agencies for managing any of the affairs of the Company in any specified locality, either in the United Kingdom or elsewhere, and appoint any persons to be members of such local or divisional board, or any managers or agents, and may fix their remuneration.

99.2

The Board may delegate to any local or divisional board, manager or agent so appointed any of its powers, authorities and discretions (with power to sub-delegate) and may authorise the members of any such local or divisional board, or any of them, to fill any vacancies and to act notwithstanding vacancies. Any such appointment or delegation under this Article may be made, on such terms conditions as the Board may think fit. The Board may confer such powers either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may revoke, withdraw, alter or vary all or any of such powers.

99.3

Subject to any terms and conditions expressly imposed by the Board, the proceedings of any local or divisional board or agency with two or more members shall be governed by such of these Articles as regulate the proceedings of the Board, so far as they are capable of applying.

100.	Board Meetings
100.1	The Board can decide when and where to have meetings and how they will be conducted. They may also adjourn meetings.
100.2	A Board meeting can be called by any Director. The Secretary must call a Board meeting if asked to do so by a Director.
101.	Notice of Board Meetings
101.1

Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or given in writing or by electronic means to him at his last known address or any other address given by him to the Company for that purpose.

101.2

A Director may waive the requirement that notice be given to him of any Board meeting, either prospectively or retrospectively and any retrospective waiver shall not affect the validity of the meeting or of any business conducted at the meeting.

101.3

It shall not be necessary to give notice of a Board meeting to a Director who is absent from the United Kingdom unless he has asked the Board in writing that notices of Board meetings shall during his absence be given to him at any address in the United Kingdom notified to the Company for this purpose, but he shall not, in such event, be entitled to a longer period of notice than if he had been present in the United Kingdom at that address.

102.	Quorum
102.1

The quorum necessary for the transaction of business may be determined by the Board (but shall be no less than two persons) and until otherwise determined shall be two persons, each being a Director or an alternate Director.

A duly convened meeting of the Board at which a quorum is present shall be competent to exercise all or any of the authorities, powers, and discretions for the time being vested in or exercisable by the Board.

102.2

If a Director ceases to be a director at a Board meeting, he can continue to be present and to act as a director and be counted in the quorum until the end of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

103.	Chairman
103.1

The Board may appoint one or more of its body as chairman or joint chairman and one or more of its body as deputy chairman of its meetings and may determine the period for which he is or they are to hold office and may at any time remove him or them from office.

103.2

If no such chairman or deputy chairman is elected, or if at any meeting neither a chairman nor a deputy chairman is present within ten minutes of the time appointed for holding the same, the Directors present shall choose one of their number to be chairman of such meeting. In the event two or more joint chairmen or, in the absence of a chairman, two or more deputy chairman being present, the joint chairman or deputy chairman to act as chairman of the meeting shall be decided by those Directors present.

104.	Voting

Questions arising at any Board meeting shall be determined by a majority of votes. In the case of an equality of votes the chairman of that meeting shall have a second or casting vote (unless he is not entitled to vote on the resolution in question).

105.	Participation by Telephone or Other Form of Communication
105.1

Any Director or his alternate may validly participate in a meeting of the Board or a committee of the Board through the medium of conference telephone or any other form of communications equipment (whether in use when these Articles are adopted or developed subsequently), provided that all persons participating in the meeting are able to hear and speak to each other throughout such meeting.

105.2

A person so participating by telephone or other communication shall be deemed to be present in person at the meeting and shall be counted in a quorum and entitled to vote. Such a meeting shall be deemed to take place where the largest group of those participating is assembled or, if there is no group which is larger than any other group, where the chairman of the meeting then is.

105.3

A resolution passed at any meeting held in the above manner, and signed by the chairman of the meeting, shall be as valid and effectual as if it had been passed at a meeting of the Board (or committee, as the case may be) duly convened and held.

106.	Resolution in Writing
106.1

A resolution in writing signed or confirmed electronically by all the Directors for the time being entitled to receive notice of a Board meeting and to vote on the resolution and not being less than a quorum (or by all the members of a committee of the Board for the time being entitled to receive notice of such committee meeting and to vote on the resolution and not being less than a quorum of that committee), shall be as valid and effective for all purposes as a resolution duly passed at a meeting of the Board (or committee, as the case may be).

106.2	Such a resolution may consist of several documents or electronic communications in the same form each signed or authenticated by one or more of the Directors or members of the relevant committee.

107.	Proceedings of Committees

All committees of the Board shall, in the exercise of the powers delegated to them and in the transaction of business, conform with any mode of proceedings and regulations which the Board may prescribe and subject to this shall be governed by such of these Articles as regulate the proceedings of the Board as are capable of applying.

108.	Minutes of Proceedings
108.1	The Board shall keep minutes of all shareholder meetings, all Board meetings and meetings of committees of the Board. The minutes must include the names of the Directors present.
108.2

Any such minutes, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next meeting or the Secretary, shall be evidence of the matters stated in such minutes without any further proof.

109.	Validity of Proceedings

All acts done by a meeting of the Board, or of a committee of the Board, or by any person acting as a Director, alternate Director or member of a committee shall be valid even if it is discovered afterwards that there was some defect in the appointment of any person or persons acting, or that they or any of them were or was disqualified from holding office or not entitled to vote, or had in any way vacated their or his office.

110.	Transactions or Other Arrangements With the Company
110.1

Subject to the Companies Acts and provided he has declared the nature and extent of his interest in accordance with the requirements of the Companies Acts, a Director who is in any way, whether directly or indirectly, interested in an existing or proposed transaction or arrangement with the Company may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise (directly or indirectly) interested;
(b)

act by himself or through his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director;

(c)

be or become a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise interested in, any body corporate in which the Company is otherwise (directly or indirectly) interested; and

(d)

hold any office or place of profit with the Company (except as auditor) in conjunction with his office of Director for such period and upon such terms, including as to remuneration as the Board may decide.

110.2

A Director shall not, save as he may otherwise agree, be accountable to the Company for any benefit which he derives from any such contract, transaction or arrangement or from any such office or employment or from any interest in any such body corporate and no such contract, transaction or arrangement shall be liable to be avoided on the grounds of any such interest or benefit nor shall the receipt of any such remuneration or other benefit constitute a breach of his duty under section 176 of the Act.

111.	Authorisation of Directors’ Conflicts of Interest
111.1

The Board may, in accordance with the requirements set out in this Article, authorise any matter or situation proposed to them by any Director which would, if not authorised, involve a Director (an Interested Director) breaching his duty under the Act to avoid conflicts of interest.

111.2

A Director seeking authorisation in respect of a conflict of interest shall declare to the Board the nature and extent of his interest in a conflict of interest as soon as is reasonably practicable. The Director shall provide the Board with such details of the matter as are necessary for the Board to decide how to address the conflict of interest together with such additional information as may be requested by the Board.

111.3	Any authorisation under this Article will be effective only if:
(a)

to the extent permitted by the Act, the matter in question shall have been proposed by any Director for consideration in the same way that any other matter may be proposed to the Directors under the provisions of these Articles;

(b)	any requirement as to the quorum for consideration of the relevant matter is met without counting the Interested Director and any other interested Director; and
(c)	the matter is agreed to without the Interested Director voting or would be agreed to if the Interested Director’s and any other interested Director’s vote is not counted.
111.4

Any authorisation of a conflict of interest under this Article must be recorded in writing (but the authority shall be effective whether or not the terms are so recorded) and may (whether at the time of giving the authorisation or subsequently):

(a)	extend to any actual or potential conflict of interest which may reasonably be expected to arise out of the matter or situation so authorised;
(b)

provide that the Interested Director be excluded from the receipt of documents and information and the participation in discussions (whether at meetings of the Directors or otherwise) related to the conflict of interest;

(c)	impose upon the Interested Director such other terms for the purposes of dealing with the conflict of interest as the Directors think fit;
(d)

provide that, where the Interested Director obtains, or has obtained (through his involvement in the conflict of interest and otherwise than through his position as a Director) information that is confidential to a third party, he will not be obliged to disclose that information to the Company, or to use it in relation to the Company’s affairs where to do so would amount to a breach of that confidence; and

(e)

permit the Interested Director to absent himself from the discussion of matters relating to the conflict of interest at any meeting of the Directors and be excused from reviewing papers prepared by, or for, the Directors to the extent they relate to such matters.

111.5

Where the Directors authorise a conflict of interest, the Interested Director will be obliged to conduct himself in accordance with any terms and conditions imposed by the Directors in relation to the conflict of interest.

111.6

The Directors may revoke or vary such authorisation at any time, but this will not affect anything done by the Interested Director, prior to such revocation or variation, in accordance with the terms of such authorisation.

111.7

A Director is not required, by reason of being a Director (or because of the fiduciary relationship established by reason of being a director), to account to the Company for any remuneration, profit or other benefit which he derives from or in connection with a relationship involving a conflict of interest which has been authorised by the directors or by the Company in general meeting (subject in each case to any terms, limits or conditions attaching to that authorisation) and no contract shall be liable to  be avoided on such grounds.

112.	Directors’ Permitted Interests
112.1

A Director cannot vote or be counted in the quorum on any resolution relating to any transaction or arrangement with the Company in which he has an interest and which may reasonably be regarded as likely to give rise to a conflict of interest but can vote (and be counted in the quorum) on the following:

(a)

giving him any security, guarantee or indemnity for any money or any liability which he, or any other person, has lent or obligations he or any other person has undertaken at the request, or for the benefit, of the Company or any of its subsidiary undertakings;

(b)

giving any security, guarantee or indemnity to any other person for a debt or obligation which is owed by the Company or any of its subsidiary undertakings, to that other person if the Director has taken responsibility for some or all of that debt or obligation. The Director can take this responsibility by giving a guarantee, indemnity or security;

(c)

a proposal or contract relating to an offer of any shares or debentures or other securities for subscription or purchase by the Company or any of its subsidiary undertakings, if the Director takes part because he is a holder of shares, debentures or other securities, or if he takes part in the underwriting or sub-underwriting of the offer;

(d)

any arrangement for the benefit of employees of the Company or any of its subsidiary undertakings which only gives him benefits which are also generally given to employees to whom the arrangement relates;

(e)

any arrangement involving any other company if the Director (together with any person connected with the Director) has an interest of any kind in that company (including an interest by holding any position in that company or by being a shareholder of that company). This does not apply if he knows that he has a Relevant Interest;

(f)	a contract relating to insurance which the Company can buy or renew for the benefit of the Directors or a group of people which includes Directors; and
(g)

a contract relating to a pension, superannuation or similar scheme or a retirement, death, disability benefits scheme or employees’ share scheme which gives the Director benefits which are also generally given to the employees to whom the scheme relates.

112.2

A Director cannot vote or be counted in the quorum on a resolution relating to his own appointment or the settlement or variation of the terms of his appointment to an office or place of profit with the Company or any other company in which the Company has an interest.

112.3

Where the Directors are considering proposals about the appointment, or the settlement or variation of the terms or the termination of the appointment of two or more Directors to other offices or places of profit with the Company or any company in which the Company has an interest, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution unless it concerns his own appointment or the settlement or variation of the terms or the termination of his own appointment or the appointment of another director to an office or place of profit with a company in which the Company has an interest and the Director seeking to vote or be counted in the quorum has a Relevant Interest in it.

112.4

A company shall be deemed to be one in which the Director has a Relevant Interest if and so long as (but only if and so long as) he is to his knowledge (either directly or indirectly) the holder of or beneficially interested in one per cent or more of any class of the equity share capital of that company (calculated exclusive of any shares of that class in that company held as treasury shares) or of the voting rights available to members of that company. In relation to an alternate Director, an interest of his appointor shall be treated as an interest of the alternate

Director without prejudice to any interest which the alternate Director has otherwise. Where a company in which a Director has Relevant Interest is interested in a contract, he also shall be deemed interested in that contract.

112.5

If a question arises at a Board meeting about whether a Director (other than the chairman of the meeting) has an interest which is likely to give rise to a conflict of interest, or whether he can vote or be counted in the quorum, and the Director does not agree to abstain from voting on the issue or not to be counted in the quorum, the question must be referred to the chairman of the meeting. The chairman’s ruling about the relevant Director is final and conclusive, unless the nature and extent of the Director’s interests have not been fairly disclosed to the Directors. If the question arises about the chairman of the meeting, the question must be directed to the Directors. The chairman cannot vote on the question but can be counted in the quorum. The Directors’ resolution about the chairman is final and conclusive, unless the nature and extent of the chairman’s interests have not been fairly disclosed to the Directors.

113.	General
113.1	For the purposes of Articles 110 to 112 inclusive (which shall apply equally to alternate Directors):
(a)	An interest of a person who is connected (which word shall have the meaning given to it by section 252 of the Act) with a Director shall be treated as an interest of the Director.
(b)	A contract includes references to any proposed contract and to any transaction or arrangement or proposed transaction or arrangement whether or not constituting a contract.
(c)	A conflict of interest includes a conflict of interest and duty and a conflict of duties.
(d)

Subject to the Companies Acts, the Company may by ordinary resolution suspend or relax the provisions of Articles 110 to 112 to any extent or ratify any contract not properly authorised by reason of a contravention of any of the provisions of Articles 110 to 112.

114.	Power of Attorney

The Board may, by power of attorney or otherwise, appoint any person or persons to be the agent or attorney of the Company and may delegate to any such person or persons any of its powers, authorities and discretions (with power to sub-delegate), in each case for such purposes and for such time, on such terms (including as to remuneration) and conditions as it thinks fit. The Board may confer such powers either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may revoke, withdraw, alter or vary any of such powers.

115.	Exercise of Voting Power

The Board may exercise or cause to be exercised the voting power conferred by the shares in any other company held or owned by the Company, or any power of appointment to be  exercised by the Company, in  such manner as it thinks fit (including the exercise of the voting power or power of appointment in favour of the appointment of any Director as a director or other officer or employee of such company or in favour of the payment of remuneration to the directors, officers or employees of such company).

116.	Provision for Employees on Cessation of Business

The Board may, by resolution, sanction the exercise of the power to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiary undertakings, in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary undertaking, but any such resolution shall not be sufficient for payments to or for the benefit of directors, former directors or shadow directors.

117.	Overseas Registers

Subject to the Companies Acts, the Company may keep an overseas, local or other register and the Board may make and vary such regulations as it thinks fit respecting the keeping of any such register.

118.	Borrowing Powers
118.1	Subject to these Articles and the Companies Acts, the Board may exercise all the powers of the Company to:
(a)	borrow money;
(b)	indemnify and guarantee;
(c)	mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company;
(d)	create and issue debentures and other securities; and
(e)	give security either outright or as collateral security for any debt, liability or obligation of the Company or of any third party.
118.2	For the purpose of this Article, Group means the Company and its subsidiary undertakings for the time being.
118.3	Borrowings shall be deemed to include the following except in so far as otherwise taken into account:
(a)	the nominal amount of any issued and paid up share capital (other than equity share capital) of any subsidiary undertaking of the Company owned otherwise than by a member of the Group;
(b)

the nominal amount of any other issued and paid up share capital and the principal amount of any debentures or borrowed moneys which is not at the relevant time beneficially owned by a member of the Group, the redemption or repayment of which is the subject of a guarantee or indemnity by a member of the Group or which any member of the Group may be required to buy;

(c)	the principal amount of any debenture (whether secured or unsecured) of a member of the Group beneficially owned otherwise than by a member of the Group;
(d)	the outstanding amount raised by acceptances by any bank or accepting house under any acceptance credit opened by or on behalf of any member of the Group; and
(e)	the minority proportion of moneys borrowed by a member of the Group and owing to a partly-owned subsidiary undertaking.
118.4	Borrowings shall not include and shall be deemed not to include:
(a)

borrowings incurred by any member of the Group for the purpose of repaying within six months of the borrowing the whole or any part (with or without premium) of any borrowings of that or other member of the Group then outstanding, pending their application for such purpose within such period;

(b)	the minority proportion of moneys borrowed by a partly owned subsidiary undertaking and not owing to another member of the Group.
118.5

When the aggregate principal amount of borrowings required to be taken into account on any particular date is being ascertained, any particular borrowing then outstanding which is denominated or repayable in a currency other than sterling shall be notionally converted into sterling at the rate of exchange prevailing in London on the last business day before that date or, if it would result in a lower figure, at the rate of exchange prevailing in London on the last business day six months before that date. For these purposes the rate of exchange shall be taken to be the spot rate in London recommended by a London clearing bank, selected by the Board, as being the most appropriate rate for the purchase by the company of the currency in question for sterling on the day in question.

118.6

A certificate or report by the auditors of the Company as to the amount of any borrowings or to the effect that the limit imposed by this Article has not been or will not be exceeded at any particular time or times, shall be conclusive evidence of such amount or fact for the purposes of this Article. Nevertheless the Board may at any time rely on a bona fide estimate of the aggregate of the borrowings. If, in consequence, the limit on borrowings set out in this Article is inadvertently exceeded, the amount of borrowings equal to the excess may be disregarded for 90 days after the date on which by reason of a determination of the auditors of the Company or otherwise the Board becomes aware that such a situation has or may have arisen.

118.7

No person dealing with the Company or any of its subsidiary undertakings shall be concerned to see or enquire whether the said limit is observed and no debt incurred or security given in excess of such limit shall be invalid or ineffectual unless the lender or recipient of the security had, at the time the debt was incurred or security given, express notice that the said limit had been or would be exceeded.

119.	Power to Authenticate Documents
119.1

Any Director, the Secretary or any person appointed by the Board for the purpose shall have power to authenticate any documents affecting the constitution of the Company and any resolution passed by the Company or the Board or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies or extracts as true copies or extracts. Where any books, records, documents or accounts are not at the Office, the local manager or other officer of the Company who has their custody shall be deemed to be a person appointed by the Board for this purpose. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or the Board or any committee which is so certified shall be conclusive evidence in favour of all persons dealing with the Company that such resolution has been duly passed or, as the case may be, that any minute so extracted is a true and accurate record of proceedings at a duly constituted meeting.

120.	Use of Seals
120.1	The Board shall provide for the safe custody of the Seal. A Seal shall not be used without the authority of the Board or of a committee of the Board so authorised.
120.2

Subject as otherwise provided in these Articles, every document which is sealed using the Seal must be signed by at least one authorised person in the presence of a witness who attests the signature. An authorised person for this purpose is any Director, the Secretary or any other person authorised by the Directors for the purpose of signing documents to which the Seal is applied.

120.3

The Seal shall be used only for sealing securities issued by the Company and documents creating or evidencing securities so issued. Any such securities or documents sealed with the Seal shall not require to be signed unless the Board decides otherwise or the law otherwise requires.

120.4

The Board may decide who will sign an instrument to which a Seal is affixed (or in the case of a share certificate, on which the Seal may be printed) either generally or in relation to a particular instrument or type of instrument and may also determine either generally or in a particular case that a signature may be dispensed with or affixed by mechanical means.

121.	Declaration of Dividends

Subject to the Act and these Articles, the Company may by ordinary resolution declare dividends to be paid to members according to their respective rights and interests in the profits of the Company. However, no dividend shall exceed the amount recommended by the Board.

122.	Interim Dividends

Subject to the Act, the Board may declare and pay such interim dividends (including any dividend at a fixed rate) as appears to the Board to be justified by the profits of the Company available for distribution. If the Board acts in good faith, it shall not incur any liability to the holders of shares for any loss that they may suffer by the lawful payment of any interim dividend on any other class of shares ranking with or after those shares.

123.	Calculation and Currency of Dividends

Except as provided otherwise by the rights attached to shares, all dividends:

(a)	shall be declared and paid accordingly to the amounts paid up (otherwise than in advance of calls) on the shares on which the dividend is paid;
(b)

shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms that it shall rank for dividend as from a particular date, it shall rank for dividend accordingly; and

(c)	may be declared or paid in any currency. The Board may decide the rate of exchange for any currency conversions that may be required and how any costs involved are to be met.
124.	Amounts Due on Shares can be Deducted from Dividends

The Board may deduct from any dividend or other money payable to any person on or in respect of a share all such sums as may be due from him to the Company on account of calls or otherwise in relation to the shares of the Company. Sums so deducted can be used to pay amounts owing to the Company in respect of the shares.

125.	Dividends Not in Cash

The Board may, by ordinary resolution of the Company direct, or in the case of an interim dividend may without the authority of an ordinary resolution direct, that payment of any dividend declared may be satisfied wholly or partly by the distribution of assets, and in particular of paid up shares or debentures of any other company, or in any one or more of such ways. Where any difficulty arises regarding such distribution, the Board may settle it as it thinks fit. In particular, the Board may:

(a)	issue fractional certificates (or ignore fractions);
(b)

fix the value for distribution of such assets or any part of them and determine that cash payments may be made to any members on the footing of the values so fixed, in order to adjust the rights of members; and

(c)	vest any such assets in trustees on trust for the person entitled to the dividend.
126.	No Interest on Dividends

Unless otherwise provided by the rights attached to the share, no dividend or other monies payable by the Company or in respect of a share shall bear interest as against the Company.

127.	Method of Payment
127.1

The Company may pay any dividend, interest or other sum payable in respect of a share in cash or by direct debit, bank transfer, cheque, dividend warrant, or money order or by any other method, including by electronic means, as the Board may consider appropriate. For uncertificated shares, any payment may be made by means of the relevant system (subject always to the facilities and requirements of the relevant system) and such payment may be made by the Company or any person on its behalf by sending an instruction to the operator of the relevant system to credit the cash memorandum account of the holder or joint holders of such shares or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.

127.2

The Company may send such payment by post or other delivery service (or by such means offered by the Company as the member or person entitled to it may agree in writing) to the registered address of the member or person entitled to it (or, if two or more persons are holders of the share or are jointly entitled to it because of the death or bankruptcy of the member or otherwise by operation of law, to the registered address of such of those persons as is first named in the Register) or to such person and such address as such member or person may direct in writing.

127.3

Every cheque, warrant, order or other form of payment is sent at the risk of the person entitled to the money represented by it, shall be made payable to the person or persons entitled, or to such other person as the person or persons entitled may direct in writing. Payment of the cheque, warrant, order or other form of payment (including transmission of funds through a bank transfer or other funds transfer system or by such other electronic means as permitted by these Articles or in accordance with the facilities and requirements of the relevant system concerned) shall be good discharge to the Company. If any such cheque, warrant, order or other form of payment has or shall be alleged to have been lost, stolen or destroyed the Company shall not be responsible.

127.4	Any joint holder or other person jointly entitled to a share may give an effective receipt for any dividend or other monies payable in respect of such share.
127.5

If a holder (or joint holder) does not specify an address, or does not specify an account or such other details and in each case that information is necessary in order to make a payment of a dividend, interest or other sum by the means by which in accordance with this Article the Board have decided that a payment is to be made or by which the holder (or joint holder) has validly elected to receive payment or the payment cannot be made by the Company using the details provided by the holder (or joint holders), the dividend, interest or other sum shall be treated as unclaimed for the purposes of these Articles.

127.6

The Board may, at its discretion, make provisions to enable any member as the Board shall determine to receive duly declared dividends in a currency or currencies other than sterling. For the purposes of the calculation of the amount receivable in respect of any dividend, the rate of exchange to be used to determine the foreign currency equivalent of any sum payable as a dividend shall be such rate or rates and the payment shall be on such terms and conditions as the Board may in its absolute discretion determine.

128.	Uncashed Dividends

If cheques, warrants or orders for dividends or other sums payable in respect of a share sent by the Company to the person entitled to them are returned to the Company or left uncashed on two consecutive occasions or, following one occasion, reasonable enquires have failed to establish any new address to be used for the purpose, the Company does not have to send any dividends or other monies payable in respect of that share due to that person until he notifies the Company of an address to be used for the purpose.

129.	Unclaimed Dividends

All dividends, interest or other sums payable and unclaimed for 12 months after having become payable may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The Company shall not be a trustee in respect of such unclaimed dividends and will not be liable to pay interest on it. All dividends that remain unclaimed for 12 years after they were first declared or became due for payment shall (if the Board so resolves) be forfeited and shall cease to remain owing by the Company.

130.	Scrip Dividends

Subject to the Act, the Board may, by ordinary resolution of the Company and subject to such terms and conditions as the Board may determine, offer to any holders of ordinary shares (excluding any member holding shares as treasury shares) the right to elect to receive ordinary shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of any dividend specified by the ordinary resolution. The following provisions shall apply:

(a)

the said resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period or periods but such period may not end later than the fifth anniversary of the date of the meeting at which the ordinary resolution is passed;

(b)

the entitlement of each holder of ordinary shares to new ordinary shares shall be such that the relevant value of the entitlement shall be as nearly as possible equal to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder would have received by way of dividend. For this purpose relevant value shall be calculated by reference to the average of the middle market quotations for the ordinary shares, certificated or uncertificated depositary instruments in respect of such shares, on NASDAQ (or any other publication of a recognised investment exchange showing quotations for the Company’s ordinary shares), for the day on which the ordinary shares are first quoted “ex” the relevant dividend and the four subsequent dealing days, or in such other manner as the Board may determine on such basis as it considers to be fair and reasonable. A certificate or report by the Company’s auditors as to the amount of the relevant value in respect of any dividend shall be conclusive evidence of that amount;

(c)

no fractions of a share shall be allotted. The Board may make such provisions as it thinks fit for any fractional entitlements including provisions where, in whole or in part, the benefit accrues to the Company and/or under which fractional entitlements are accrued and/or retained and in each case accumulated on behalf of any member and such accruals or retentions are applied to the allotment by way of bonus to or cash subscription on behalf of any member of fully paid ordinary shares and/or provisions where cash payments may be made to members in respect of their fractional entitlements;

(d)

the Board shall, after determining the basis of allotment, notify the holders of ordinary shares in writing of the right of election offered to them, and specify the procedure to be followed and place at which, and the latest time by which, elections must be lodged in order to be effective. No such notice need to be given to holders of ordinary shares who have previously given election mandates in accordance with this Article and whose mandates have not been revoked. The accidental omission to give notice of any right of election to, or the non-receipt (even if the Company becomes aware of such non-receipt) of any such notice by, any holder of ordinary shares entitled to the same shall neither invalidate any offer of an election nor give rise to any claim, suit or action;

(e)

the Board shall not proceed with any election unless the company has sufficient reserves or funds that may be capitalised, and the Board has authority to allot sufficient shares, to give effect to it after the basis of the allotment is determined;

(f)

the Board may exclude from any offer or make other arrangements in relation to any holders of ordinary shares where the Board considers that the making of the offer to them or in respect of such shares would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them or in respect of such shares;

(g)

the Board may establish or vary a procedure for election mandates in respect of future rights of election and may determine that every duly effected election in respect of any ordinary shares shall be binding on every successor in title to the holder;

(h)

the dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on ordinary shares in respect of which an election has been duly made (elected ordinary shares) and instead additional ordinary shares shall be allotted to the holders of the elected ordinary shares on the basis of allotment determined as stated above. For such purpose the Board may capitalise, out of any amount for the time being standing to the credit of any reserve or fund (including any share premium account or capital redemption reserve) or of any of the profits which could otherwise have been applied in paying dividends in cash as the Board may determine, a sum equal to the aggregate nominal amount of the additional ordinary shares to be allotted on such basis and apply it in paying up in full the appropriate number of unissued ordinary shares for allotment and distribution to the holders of the elected ordinary shares on such basis. The Board may do all acts and things considered necessary or expedient to give effect to any such capitalisation;

(i)

the Board may decide how any costs relating to the new shares available in place of a cash dividend will be met, including to deduct an amount from the entitlement of a holder of ordinary shares under this Article;

(j)

the additional ordinary shares so allotted shall rank pari passu in all respects with each other and with the fully paid ordinary shares in issue on the record date for the dividend in respect of which the right of election has been offered, except that they will not rank for any dividend or other distribution or other entitlement which has been declared, paid or made by reference to such record date; and

(k)

the Board may terminate, suspend, or amend any offer of the right to elect to receive ordinary shares in lieu of any cash dividend at any time and generally may implement any scrip dividend scheme on such terms and conditions as the Board may determine and take such other action as the Board may deem necessary or desirable in respect of any such scheme.

131.	Capitalisation of Reserves
131.1	The Board may, with the authority of an ordinary resolution of the Company:
(a)

subject as provided in this Article, resolve to capitalise any undivided profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or fund of the Company which is available for distribution or standing to the credit of the share premium account or capital redemption reserve or other undistributable reserve;

(b)

appropriate the sum resolved to be capitalised to the members in proportion to the nominal amounts of the shares (whether or not fully paid) held by them respectively which would entitle them to participate in a distribution of that sum if the shares were fully paid and the sum were then distributable and were distributed by way of dividend and apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to that sum, and allot the shares or debentures credited as fully paid to those members or as they may direct, in those proportions, or partly in one way and partly in the other, provided that:

(i)

the share premium account, the capital redemption reserve, any other undistributable reserve and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up in full shares to be allotted to members credited as fully paid;

(ii)

the Company will also be entitled to participate in the relevant distribution in relation to any shares of the relevant class held by it as treasury shares and the proportionate entitlement of the relevant class of members to the distribution will be calculated accordingly; and

(iii)

in a case where any sum is applied in paying amounts for the time being unpaid on any shares of the Company or in paying up in full debentures of the Company, the amount of the net assets of the Company at that time in not less than the aggregate of the called up share capital of the Company and its undistributable reserves as shown in the latest audited accounts of the Company or such other accounts as may be relevant and would not be reduced below that aggregate by the payment of it;

(c)

resolve that any shares so allotted to any member in respect of a holding by him of any partly paid shares shall, so long as such shares remain partly paid, rank for dividends only to the extent that such partly paid shares rank for dividends;

(d)

make such provision by the issue of fractional certificates (or by ignoring fractions or by accruing the benefit of it to the Company rather than to the members concerned) or by payment in cash or otherwise as it thinks fit in the case of shares or debentures becoming distributable in fractions;

(e)	authorise any person to enter on behalf of such members concerned into an agreement with the Company providing for either:
(i)	the allotment to them respectively, credited as fully paid up, of any shares or debentures to which they may be entitled on such capitalisation; or
(ii)

the payment up by the Company on behalf of such members by the application of their respective proportions of the reserves  or profits resolved to be capitalised, of the amounts or any part of the amounts remaining unpaid on their existing shares,

(any agreement made under such authority being effective and binding on all such members); and

(f)	generally do all acts and things required to give effect to such resolution.
132.	Record Dates
132.1

Notwithstanding any other provision of these Articles but without prejudice to the rights attached to any shares and subject always to the Act, the Company or the Board may by resolution specify any date (record date) as the date at the close of business (or such other time as the Board may determine) on which persons registered as the holders of shares or other securities shall be entitled to receipt of any dividend, distribution, interest, allotment, issue, notice, information, document or circular. Such record date may be before, on or after the date on which the dividend, distribution, interest, allotment, issue, notice, information, document or circular is declared, made, paid, given, or served.

132.2

In the absence of a record date being fixed, entitlement to any dividend, distribution, interest, allotment, issue, notice, information, document or circular shall be determined by reference to the date on which the dividend is declared, the distribution allotment or issue is made or the notice, information, document or circular made, given or served.

133.	Inspection of Records

No member (other than a Director) shall have any right to inspect any accounting record or other document of the Company unless he is authorised to do so by law, by order of a court of competent jurisdiction, by the Board or by ordinary resolution of the Company.

134.	Accounts to be Sent to Members
134.1

In respect of each financial year, a copy of the Company’s annual accounts, the strategic report, the Directors’ report, the Directors’ remuneration report, the auditor’s report on those accounts and on the auditable part of the Directors’ remuneration report shall be sent or supplied to:

(a)	every member (whether or not entitled to receive notices of general meetings);
(b)	every holder of debentures (whether or not entitled to receive notice of general meetings); and
(c)	every other person who is entitled to receive notice of general meetings;

not less than 21 clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the Act.

134.2	This Article does not require copies of the documents to which it applies to be sent or supplied to:
(a)	a member or holder of debentures of whose address the Company is unaware; or
(b)	more than one of the joint holders of shares or debentures.
134.3

The Board may determine that persons entitled to receive a copy of the Company’s annual accounts, the strategic report, the Directors’ report, the Directors’ remuneration report, the auditor’s report on those accounts and on the auditable part of the Directors’ remuneration report are those persons entered on the Register at the close of business on a day determined by the Board, provided that the day determined by the Board may not be more than 21 days before the day that the relevant copies are being sent.

134.4

Where permitted by the Act, a strategic report with supplementary material in the form and containing the information prescribed by the Act may be sent or supplied to a person so electing in place of the documents required to be sent or supplied by Article 134.1.

135.	Service of Notices
135.1	The Company can send, deliver or serve any notice or other document, including a share certificate, to or on a member:
(a)	personally;
(b)	by sending it through the postal system addressed to the member at his registered address or by leaving it at that address addressed to the member;
(c)	through a relevant system, where the notice or document relates to uncertificated shares;
(d)	where appropriate, by sending or supplying it in electronic form to an address notified by the member to the Company for that purpose;
(e)	where appropriate, by making it available on a website and notifying the member of its availability in accordance with this Article; or
(f)	by any other means authorised in writing by the member.

135.2	In the case of joint holders of a share:
(a)

service, sending or supply of any notice, document or other information on or to one of the joint holders shall for all purposes be deemed a sufficient service on, sending or supplying to all the joint holders; and

(b)

anything to be agreed or specified in relation to any notice, document or other information to be served on, sent or supplied to them may be agreed or specified by any one of the joint holders and the agreement or specification of the first named in the Register shall be accepted to the exclusion of that of the other joint holders.

135.3

Where a member (or, in the case of a joint holders, the person first named in the Register) has a registered address outside the United Kingdom but has notified the Company of an address within the United Kingdom at which notices, documents or other information may be given to him or has given to the Company an address for the purposes of communications by electronic means at which notices, documents or other information may be served, sent or supplied to him, the member shall be entitled to have notices served, sent or supplied to him at such address or, where applicable, the Company may make them available on a website and notify the holder of that address. Otherwise no such member shall be entitled to receive any notice, document or other information from the Company.

135.4

If on three consecutive occasions any notice, document or other information has been sent to any member at the member’s registered address or the member’s address for the service of notices (by electronic means or otherwise) but has been returned undelivered, such member shall not be entitled to receive notices, documents or other information from the Company until he shall have communicated with the Company and supplied in writing a new registered address or address within the United Kingdom for the service of notices or has informed the Company of an address for the service of notices and the sending or supply of documents and other information in electronic form. For these purposes, any notice, document or other information served, sent or supplied by post shall be treated as returned undelivered if the notice, document or other information is served, sent or supplied back to the Company (or its agents) and a notice, document or other information served, sent or supplied in electronic form shall be treated as returned undelivered if the Company (or its agents) receives notification that the notice, document or other information was not delivered to the address to which it was served, sent or supplied.

135.5	The Company may at any time and in its sole discretion choose to serve, send or supply notices, documents or other information in hard copy form alone to some or all of the members.
136.	Notice on Person Entitled By Transmission

The Company may give notice to the person entitled to a share because of the death or bankruptcy of a member or otherwise by operation of law, by sending or delivering it in any manner authorised by these Articles for the giving of notice to a member, addressed to that person by name, or by the title of representative of the deceased or trustee of the bankrupt or representative by operation of law or by any like description, at the address (if any) within the United Kingdom supplied for the purpose by the person claimed to be so entitled or to which notices may be sent in electronic form. Until such an address has been so supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy or operation of law had not occurred.

137.	Record Date for Service

Any notice, document or other information may be served, sent or supplied by the Company by reference to the register as it stands at any time not more than 15 days before the date of service, sending or supplying. No change in the register after that time shall invalidate that service, sending or supply. Where any notice, document or other information is served on, sent or supplied to any person in respect of a share in accordance with these Articles, no person deriving any title or interest in that share shall be entitled to any further service, sending or supplying of that notice, document or other information.

138.	Evidence of Service
138.1

Any notice, document or other information, addressed to a member at the member’s registered address or address for service in the United Kingdom shall, if served, sent or supplied by first class post, be deemed to have been served or delivered on the day after the day when it was put in the post (or, where second class post is employed, on the second day after the day when it was put in the post). Proof that an envelope containing the notice, document or other information was properly addressed and put into the post as a prepaid letter shall be conclusive evidence that the notice was given.

138.2

Any notice, document or other information not served, sent or supplied by post but delivered or left at a registered address or address for service in the United Kingdom (other than an address for the purposes of communications by electronic means) shall be deemed to have been served or delivered on the day on which it was so delivered or left.

138.3

Any notice, document or other information, if served, sent or supplied by electronic means shall be deemed to have been received on the day on which the electronic communication was sent by or on behalf of the Company notwithstanding that the Company subsequently sends a hard copy of such notice, document or other information by post. Any notice, document or other information made available on a website shall be deemed to have been received on the day on which the notice, document or other information was first made available on the website or, if later, when a notice of availability is received or deemed to have been received pursuant to this Article. Proof that the notice, document or other information was properly addressed shall be conclusive evidence that the notice by electronic means was given.

138.4

Any notice, document or other information served, sent or supplied by the Company by means of a relevant system shall be deemed to have been received when the Company or any sponsoring system-participant acting on its behalf sends the issuer instruction relating to the notice, document or other information.

138.5

Any notice, document or other information served, sent or supplied by the Company by any other means authorised in writing by the member concerned shall be deemed to have been received when the Company has carried out the action it has been authorised to take for that purpose.

139.	Notice When Post not Available

If at any time by reason of the suspension, interruption or curtailment of postal services within the United Kingdom the Company is unable effectively to convene a general meeting by notices sent through the post, the Company need only give notice of a general meeting to those members with whom the Company can communicate by electronic means and who have provided the Company with an address for this purpose. The Company shall also advertise the notice in at least one national newspaper published in the United Kingdom and make it available on its website from the date of such advertisement until the conclusion of the meeting or any adjournment of it. In any such case the Company shall send confirmatory copies of the notice by post to those members to whom notice cannot be given by electronic means if, at least seven days prior to the meeting, the posting of notices to addresses throughout the United Kingdom again becomes practicable.

140.	Indemnity and Insurance
140.1	In this Article:
(a)	companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate;
(b)

a relevant officer means any Director or other officer or former director or other officer of the Company or an associated company (including any company which is a trustee of an occupational pension scheme (as defined by section 235(6) of the Act), but excluding in each case any person engaged by the Company

(or associated company) as auditor (whether or not he is also a director or other officer), to the extent he acts in his capacity as auditor); and

(c)

relevant loss means any loss or liability which has been or may be incurred by a relevant officer in connection with that relevant officer’s duties or powers in relation to the company, any associated company or any pension fund or employees’ share scheme of the company or associated company.

140.2	Subject to Article 140.4, but without prejudice to any indemnity to which a relevant officer is otherwise entitled:
(a)

each relevant officer shall be indemnified out of the Company’s assets against all relevant loss and in relation to the Company’s (or any associated company’s) activities as trustee of an occupational pension scheme (as defined in section 235(6) of the Act), including any liability incurred by him in defending any civil or criminal proceedings, in which judgment is given in his favour or in which he is acquitted or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part or in connection with any application in which the court grants him, in his capacity as a relevant officer, relief from liability for negligence, default, breach of duty or breach of trust in relation to the Company’s (or any associated company’s) affairs; and

(b)

the Company may provide any relevant officer with funds to meet expenditure incurred or to be incurred by him in connection with any proceedings or application referred to in Article 140.2(a) and otherwise may take any action to enable any such relevant officer to avoid incurring such expenditure.

140.3	This Article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts or by any other provision of law.
140.4	The Directors may decide to purchase and maintain insurance, at the expense of the Company, for the benefit of any relevant officer in respect of any relevant loss.
141.	Winding Up
141.1

If the Company is wound up, the liquidator may, with the authority of a special resolution and any other authority required by law, divide among the members in specie the whole or any part of the assets of the Company. This applies whether the assets shall consist of property of one kind or different kinds. For this purpose, the liquidator may set such value as the liquidator considers fair on any asset or assets and may determine how to divide it between the members or different classes of members. The liquidator may, with the authority of a special resolution and any other authority required by the law, transfer all or any part of the assets to trustees on such trusts for the benefit of members as the liquidator decides. Where the liquidator divides or transfers any assets in pursuance of the powers in this Article, no member shall be required to accept any asset in respect of which there is a liability.

141.2

Article 141.1 is without prejudice to any right or power that the liquidator may have, in the absence of the rights expressly conferred by Article 141.1, to divide or transfer the assets in specie as contemplated in Article 141.1 without a special resolution.

SG150 Bicycle Therapeutics plc Form of Proxy - Annual General Meeting to be held on May 16, 2024 Kindly Note: This form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalised form is not transferable between different: (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions. Explanatory Notes: 1. Every holder has the right to appoint some other person(s) of their choice, who need not be a shareholder, as his proxy to exercise all or any of his rights, to attend, speak and vote on their behalf at the meeting. If you wish to appoint a person other than the Chairman, please insert the name of your chosen proxy holder in the space provided (see reverse). If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder's name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. If returned without an indication as to how the proxy shall vote on any particular matter, the proxy will exercise his discretion as to whether, and if so how, he votes (or if this proxy form has been issued in respect of a designated account for a shareholder, the proxy will exercise his discretion as to whether, and if so how, he votes). 2. To appoint more than one proxy, an additional proxy form(s) may be obtained by contacting the Registrar's helpline on 0370 703 0031 or you may photocopy this form. Please indicate in the box next to the proxy holder's name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by marking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope. 3. The 'Vote Withheld' option overleaf is provided to enable you to abstain on any particular resolution. However, it should be noted that a 'Vote Withheld' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' and 'Against' a resolution. 4. Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, entitlement to attend and vote at the meeting and the number of votes which may be cast thereat will be determined by reference to the Register of Members of the Company at close of business on the day which is two days before the day of the meeting. Changes to entries on the Register of Members after that time shall be disregarded in determining the rights of any person to attend and vote at the meeting. 5. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer's agent (ID number 3RA50) not later than 48 hours before the time appointed for holding the meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer's agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001. 6. The above is how your address appears on the Register of Members. If this information is incorrect please ring the Registrar's helpline on 0370 703 0031 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service. 7. Any alterations made to this form should be initialled. 8. The completion and return of this form will not preclude a member from attending the meeting and voting in person. To be effective, all proxy appointments must be lodged with the Company’s Registrars at: Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol BS99 6ZY by May 14, 2024 at 9:00 a.m. EDT (2:00 p.m. London time). Cast your Proxy online...It's fast, easy and secure! www.investorcentre.co.uk/eproxy You will be asked to enter the Control Number, Shareholder Reference Number (SRN) and PIN shown opposite and agree to certain terms and conditions. Attendance Card Please bring this card with you to the Meeting and present it at Shareholder registration/accreditation. The Annual General Meeting of Bicycle Therapeutics plc will be held at the offices of Cooley LLP, located at 55 Hudson Yards, New York, NY 10001 on May 16, 2024 at 9:00 a.m. EDT (2:00 p.m. London time). Shareholder Reference Number Please detach this portion before posting this proxy form. The notice of annual general meeting and accompanying proxy statement, the 2023 UK annual report and the annual report on Form 10-K are available for you to review at www.bicycletherapeutics.com Register today and make a positive impact by electing for electronic communications & manage your holding online! PIN: SRN: Control Number: 919067 188162_232175_RUN_ONS/000001/000001/SG150//i

Poll Card Signature Form of Proxy Please complete this box only if you wish to appoint a third party proxy other than the Chairman. Please leave this box blank if you want to select the Chairman. Do not insert your own name(s). I/We hereby appoint the Chairman of the Meeting OR the person indicated in the box above as my/our proxy to attend, speak and vote in respect of my/our full voting entitlement* on my/our behalf at the Annual General Meeting of Bicycle Therapeutics plc to be held at the offices of Cooley LLP, located at 55 Hudson Yards, New York, NY 10001 on May 16, 2024 at 9:00 a.m. EDT (2:00 p.m. London time), and at any adjourned meeting. * For the appointment of more than one proxy, please refer to Explanatory Note 2 (see front). Please mark here to indicate that this proxy appointment is one of multiple appointments being made. I/We instruct my/our proxy as indicated on this form. Unless otherwise instructed the proxy may vote as he or she sees fit or abstain in relation to any business of the meeting. Signature Date In the case of a corporation, this proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary). Ordinary Resolutions For Against Vote Withheld 1. To re-elect as a director Kevin Lee, who retires in accordance with the Articles of Association 2. To re-elect as a director Jose-Carlos Gutierrez-Ramos, who retires in accordance with the Articles of Association 3. To approve, on advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement 4. To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2024 5. To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders 6. To authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2024 7. To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2023 (the "2023 U.K. Annual Report") 8. To approve our directors’ remuneration report for the year ended December 31, 2023 (the "directors' remuneration report"), which is set forth as Annex A to the proxy statement 9. To authorize the Board of Directors to allot shares or to grant rights to subscribe for or convert any security into shares up to a maximum aggregate nominal amount of £1,000,000 Special Resolutions 10. To empower the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of £1,000,000 pursuant to the authorization in Resolution 9 as if U.K. statutory pre-emption rights did not apply 11. To adopt new articles of association, which are set forth in Annex B to the proxy statement Ordinary Resolutions For Against Vote Withheld 1. To re-elect as a director Kevin Lee, who retires in accordance with the Articles of Association 2. To re-elect as a director Jose-Carlos Gutierrez-Ramos, who retires in accordance with the Articles of Association 3. To approve, on advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement 4. To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2024 5. To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders 6. To authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2024 For Against Vote Withheld 7. To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2023 (the "2023 U.K. Annual Report") 8. To approve our directors’ remuneration report for the year ended December 31, 2023 (the "directors' remuneration report"), which is set forth as Annex A to the proxy statement 9. To authorize the Board of Directors to allot shares or to grant rights to subscribe for or convert any security into shares up to a maximum aggregate nominal amount of £1,000,000 Special Resolutions 10. To empower the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of £1,000,000 pursuant to the authorization in Resolution 9 as if U.K. statutory pre-emption rights did not apply 11. To adopt new articles of association, which are set forth in Annex B to the proxy statement Intention To Attend Please indicate if you intend to attend the AGM H 6 8 2 0 5 B Y C To be completed only at the AGM if a Poll is called. * Please use a black pen. Mark with an X inside the box as shown in this example. In the case of a Corporation, a letter of representation will be required (in accordance with S323 of the Companies Act 2006) unless this has already been lodged at registration.